Tax-Free Trust of Arizona

                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
                          800-437-1020
                          212-697-6666

Prospectus
Class A Shares
Class C Shares                               October 31, 1997

     The Trust is a mutual fund whose objective is to seek to provide as high a level of current income exempt from Arizona and regular Federal income taxes as is consistent with preservation of capital by investing in municipal obligations which pay interest exempt from Arizona State and Federal income taxes. These municipal obligations must, at the time of purchase, either be rated within the four highest credit ratings (considered as investment grade) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, be determined to be of comparable quality by the Trust's Adviser, Banc One Investment Advisors Corporation.

     The Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust dated October 31, 1997 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to the Trust's Shareholder Servicing Agent, at the address given below, or by calling the telephone number(s) given below. The Additional Statement contains information about the Trust and its management not included in the Prospectus. The Additional Statement is incorporated by reference in its entirety in the Prospectus. Only when you have read both the Prospectus and the Additional Statement are all material facts about the Trust available to you.

     SHARES OF THE TRUST ARE NOT DEPOSITS IN, OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY BANC ONE INVESTMENT ADVISORS CORPORATION, BANK ONE ARIZONA, NA, BANC ONE CORPORATION OR ITS BANK OR NON-BANK AFFILIATES OR BY ANY OTHER BANK. SHARES OF THE TRUST ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR GOVERNMENT SPONSORED AGENCY OF THE FEDERAL GOVERNMENT OR ANY STATE.

     AN INVESTMENT IN THE TRUST INVOLVES INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

     For Purchase, Redemption or Account inquiries contact
The Trust's Shareholder Servicing Agent: after November 8, 1997:
                    PFPC Inc.
               400 Bellevue Parkway
               Wilmington, DE 19809
          Call 800-437-1000 toll free

Before November 8, 1997:
Administrative Data Management Corp.
581 Main Street, Woodbridge, NJ 07095-1198
Call 800-437-1000 toll free or 732-855-5731

For General Inquiries & Yield Information,
Call 800-437-1020 toll free or 212-986-8826

The Prospectus Should Be Read and Retained For Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[picture]
Salt River Project - Roosevelt Dam
[picture]
Tucson Water System
[picture]
Sky Harbor International Airport - Terminals 3 & 4
[picture]
Sewer Facility - Sedona
[LOGO]
Tax-Free Trust of Arizona
[picture]
Scottsdale General Obligation Bond for Goldwater Blvd, Thoroughfare
[picture]
Tucson Medical Center - Arizona Science Center
[picture]
Scottsdale Civic Center - houses a public library, police station and courts
[picture]
Sandra Day O'Connor Elementary School Mesa



The Trust invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Arizona. Most of these securities are used to finance long-term municipal projects; examples are pictured above. (See "Investment of the Trust's Assets.") The municipal obligations which financed these particular projects were included in the Trust's portfolio as of September 30, 1997 and together represented 19.85% of the Trust's portfolio. Since the portfolio is subject to change, the Trust may not necessarily own these specific securities at the time of the delivery of this Prospectus.

                           HIGHLIGHTS

     Tax-Free Trust of Arizona (the "Trust"), founded by Aquila Management Corporation in 1986 and one of the Aquilasm Group of Funds, is an open-end mutual fund which invests in tax-free municipal bonds, the kind of obligations issued by the State of Arizona, its counties and various other local authorities to finance such projects throughout Arizona. (See "Introduction.")

     Tax-Free Income - The municipal obligations in which the Trust invests pay interest which is exempt from both regular Federal and State of Arizona income taxes. Dividends paid by the Trust from this income are likewise free of both such taxes. It is, however, possible that in certain circumstances, a small portion of the dividends paid by the Trust will be subject to income taxes. The Federal alternative minimum tax ("AMT") may apply to some investors, but its impact will be limited, since not more than 20% of the Trust's net assets can be invested in obligations paying interest which is subject to this tax. The receipt of exempt-interest dividends from the Trust may result in some portion of social security payments or railroad retirement benefits being included in taxable income. Capital gains distributions, if any, are taxable. (See "Dividend and Tax Information.")

     Investment Grade - The Trust will acquire only those municipal obligations which, at the time of purchase, are within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or are determined by the Adviser to be of comparable quality. In general, there are nine separate credit ratings, ranging from the highest to the lowest credit ratings for municipal obligations. Obligations within the top four ratings are considered "investment grade," but those in the fourth rating may have speculative characteristics as well. (See "Investment of the Trust's Assets.")

     Initial Investment - You may open your account with any purchase of $1,000 or more or by opening an Automatic Investment Program which makes purchases of $50 or more each month. (See the Application, which is in the back of the Prospectus and "How to Invest in the Trust," which includes applicable sales charge information.)

     Additional Investments - You may make additional investments at any time and in any amount, directly, or if in an amount of $50 or more, through the convenience of having your investment electronically transferred from your financial institution account into the Trust by Automatic Investment or Telephone Investment. (See "How to Invest in the Trust.")

     Alternative Purchase Plans - The Trust provides two alternative ways for individuals to invest. (See "Alternative Purchase Plans.") One way permits individual investors to pay distribution and certain service charges principally at the time they purchase shares; the other way permits investors to pay such costs over a period of time, but without paying anything at time of purchase, much as goods can be purchased on an installment plan. For this purpose the Trust offers the following classes of shares, which differ in their expense levels and sales charges:

          *Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. (See "How to Purchase Class A Shares.") Class A Shares are subject to an asset retention service fee under the Trust's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares. (See "Distribution Plan.")

          * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. (See "Distribution Plan" and "Shareholder Services Plan for Class C Shares.") Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. (See "Alternative Purchase Plans," "Computation of the Holding Periods for Class C Shares" and "How to Purchase Class C Shares.")

     The Trust also issues Institutional Class Shares ("Class Y Shares") that are sold only to certain institutional investors and Financial Intermediary Class Shares ("Class I Shares") which are offered and sold only through certain financial intermediaries. Class Y Shares and Class I Shares are not offered by this Prospectus.

     Class A Shares and Class C Shares are only offered for sale in certain states. (See "How to Invest in the Trust.") If shares of the Trust are sold outside those states the Trust may be required to redeem them. If your state of residence is not Arizona, the dividends from the Trust may be subject to income taxes of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Trust.

     Monthly Income - Dividends are declared daily and paid monthly. At your choice, dividends are paid by check mailed to you, directly deposited into your financial institution account or automatically reinvested without sales charge in additional shares of the Trust at the then-current net asset value. Specific classes of shares will have different dividend amounts due to their particular expense levels. (See "Dividend and Tax Information.")

     Many Different Issues - You have the advantages of a portfolio which consists of over 235 issues with different maturities. (See
"Investment of the Trust's Assets.")

     Local Portfolio Management - The Trust provides you with experienced, locally-based professional investment management by Banc One Investment Advisors Corporation, which serves as the Trust's Investment Adviser. The Trust currently pays fees at a rate of up to 0.20 of 1% of average annual net assets to each of its Adviser and Administrator. Total advisory and administration fees are at a rate of 0.40 of 1% of average annual net assets, although some or all of these fees may be waived. It is expected that these arrangements will change. (See "Table of Expenses" and "Management Arrangements.")

     The Adviser is a subsidiary of BANC ONE CORPORATION ("Banc One"), based in Columbus, Ohio. As of June 30, 1997 the Adviser had $20 billion under management. Banc One is a multi-bank holding company, incorporated under the laws of the State of Ohio. As of June 30, 1997, Banc One operates with more than 1,500 offices in the states of Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. As of that date, Banc One, its affiliated banks and its non-bank subsidiaries had total assets of approximately $140.7 billion.

     Redemptions - Liquidity - You may redeem any amount of your account on any business day at the next determined net asset value by telephone, FAX or mail request, with proceeds being sent to a predesignated financial institution, if you have elected Expedited Redemption. Proceeds will be wired or transferred through the facilities of the Automated Clearing House, wherever possible, upon request, if in an amount of $1,000 or more, or will be mailed. For these and other redemption procedures see "How to Redeem Your Investment." There are no penalties or redemption fees for redemption of Class A Shares. However, there is a contingent deferred sales charge with respect to certain Class A Shares which have been purchased in amounts of $1 million or more. (See "Purchase of $1 Million or More.") If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC") at the rate of 1%. (See "Alternative Purchase Plans" - "Class C Shares.")

     Certain Stabilizing Measures - The Trust will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash, in an attempt to protect against declines in the value of its investments and other market risks. (See "Certain Stabilizing Measures.")

     Exchanges - You may exchange Class A or Class C Shares of the Trust into corresponding classes of shares of other Aquila-sponsored tax-free municipal bond mutual funds or two Aquila-sponsored equity funds. You may also exchange them into shares of the Aquila-sponsored money market funds. The exchange prices will be the respective net asset values of the shares. (See "Exchange Privilege.")

     Risks and Special Considerations - The share price, determined on each business day, varies with the market prices of the Trust's portfolio securities, which fluctuate with market conditions including prevailing interest rates. Accordingly, the proceeds of redemptions may be more or less than your original cost. (See "Factors Which May Affect the Value of the Trust's Investments and Their Yields.") The Trust's assets, being primarily or entirely Arizona issues, are subject to economic and other conditions affecting Arizona. (See "Risk Factors and Special Considerations Regarding Investment in Arizona Obligations.") Moreover, the Trust is classified as a "non-diversified" investment company, because it may choose to invest in the obligations of a relatively limited number of issuers. (See "Investment of the Trust's Assets.") The Trust may also, to a limited degree, buy and sell futures contracts and options on futures contracts, although since inception the Trust has not done so and has no present intention to do so. There may be risks associated with these practices. (See "Certain Stabilizing Measures.")

     Statements and Reports - You will receive statements of your account monthly as well as each time you add to your account or take money out. Additionally, you will receive a Semi-Annual Report and an audited Annual Report.



                         TAX-FREE TRUST OF ARIZONA
                             TABLE OF EXPENSES

                                                         Class A    Class C
Shareholder Transaction Expenses                         Shares     Shares

   Maximum Sales Charge Imposed on Purchases......        4.00%      None
     (as a percentage of offering price)
   Maximum Sales Charge Imposed on Reinvested
     Dividends....................................        None       None
   Maximum Deferred Sales Charge..................        None(1)   1.00%(2)
   Redemption Fees................................        None       None
   Exchange Fee...................................        None       None

Annual Trust Operating Expenses(3)
Arrangements in effect through November 6, 1997
(See "Management Arrangements.")
  (as a percentage of average net assets)

     Investment Advisory Fee......................        0.20%      0.20%
     12b-1 Fee....................................        0.15%      0.75%
     All Other Expenses(4)........................        0.38%      0.63%
       Administration Fee.........................   0.20%     0.20%
       Service Fee................................   None      0.25%
       Other Expenses(4)..........................   0.18%     0.18%
     Total Trust Operating Expenses(4)............         0.73%      1.58%

Annual Trust Operating Expenses(3)
Arrangements after November 6, 1997
(See "Management Arrangements.")
  (as a percentage of average net assets)

     Management Fee(5)............................        0.40%      0.40%
     12b-1 Fee....................................        0.15%      0.75%
     All Other Expenses(4)........................        0.18%      0.43%
       Service Fee(4).............................   None      0.25%
       Other Expenses.............................   0.18%     0.18%
     Total Trust Operating Expenses(4)............         0.73%      1.58%

Example (6)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                    One            Three          Five           Ten
                    Year           Years          Years          Years
Class A Shares      $47            $62            $79            $127

Class C Shares
  With complete
  redemption at
  end of period     $26            $50            $86            $144(7)

  With no
  redemption        $16            $50            $86            $144(7)


(1) Certain shares purchased in transactions of $1 million or more without a sales charge may be subject to a contingent deferred sales charge of up to 1% upon redemption during the first four years after purchase. See "Purchase of $1 Million or More."

(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares (or on the original price, whichever is lower) if redeemed during the first 12 months after purchase.

(3) Estimated based upon actual expenses incurred by the Trust during its most recent fiscal year.

(4) Does not reflect a 0.01% expense offset in custodian fees received for uninvested cash balances. Reflecting this offset, other expenses, all other expenses, and total Trust operating expenses for Class A Shares would have been 0.17%, 0.37% and 0.72%, respectively; for Classs C Shares, these expenses would have been 0.17%, 0.62% and 1.57%, respectively.

(5) Arrangements in effect after November 6, 1997. The Trust pays the Manager an advisory fee at the annual rate of 0.40 of 1% of average annual net assets; the Manager pays the Sub-Adviser a sub-advisory fee at the annual rate of 0.20 of 1% of average annual net assets. (See "Management Arrangements")

(6) The expense example is based upon the above shareholder transaction expenses (in the case of Class A Shares, this includes a sales charge of $40 for a $1,000 investment) and annual Trust operating expenses. It is also based upon amounts at the beginning of each year which includes the prior year's assumed results. A year's results consist of an assumed 5% annual return less total annual operating expenses; the expense ratio was applied to an assumed average balance (the year's starting investment plus one-half the year's results). Each figure represents the cumulative expenses so determined for the period specified.

(7) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares.




     THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST
OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE SECURITIES AND EXCHANGE COMMISSION SPECIFIES THAT ALL MUTUAL FUNDS USE THE 5% ANNUAL RATE OF RETURN FOR PURPOSES OF PREPARING THE ABOVE EXAMPLE. THE EXAMPLE ALSO REFLECTS THE MAXIMUM SALES CHARGE. (SEE "HOW TO INVEST IN THE TRUST").

     The purpose of the above table is to assist the investor in understanding the various costs that an investor in the Trust will bear directly or indirectly.



                            TAX-FREE TRUST OF ARIZONA
                               FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following table of Financial Highlights as it relates to the five years ended June 30, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is included in the Trust's financial statements contained in its Annual Report, which are incorporated by reference into the Additional Statement. The information provided in the table should be read in conjunction with the financial statements and related notes. On April 2, 1990, Aquila Management
Corporation, originally the Trust's Sub-Adviser and Administrator, became
Administrator only. A copy of these financial statements can be obtained without charge by calling or writing the Shareholder Servicing Agent at the address and telephone numbers on the cover of the Prospectus.

                                     Class A (1)            Class C (2)
                                                         Year    Period(3)
                               Year Ended June 30,       Ended     Ended
                           1997    1996       1995       6/30/97  6/30/96

Net Asset Value,
 Beginning of Period..... $10.38   $10.37     $10.16     $10.38    $10.45
Income from Investment
Operations:
 Net investment income...  0.53      0.55      0.56        0.44      0.13
 Net gain (loss) on
securities (both
realized and
 unrealized)............   0.22      0.01      0.21        0.23     (0.07)
Total from Investment
 Operations.............   0.75      0.56      0.77        0.67      0.06
Less Distributions:
Dividends from net
 investment income......  (0.55)    (0.55)    (0.56)       0.45     (0.13)
Distributions from
 capital gains              -          -         -           -         -
 Total Distributions....  (0.55)    (0.55)    (0.56)      (0.45)    (0.13)
Net Asset Value, End
 of Period..............  $10.58    $10.38    $10.37     $10.60    $10.38
Total Return (not
 reflecting sales load)(%)  7.36     5.49      7.89        6.64      0.57+
Ratios/Supplemental Date
Net Assets, End of
 Period (in thousands)($)  391,737  389,083   380,745       200       6
 Ratio of Expenses to
 Average Net Assets(%)..    0.72     0.72      0.74       1.57+      0.40+

Ratio of Net Investment
Income to Average
 Net Assets(%)..........    5.03     5.30      5.55       4.18       1.17+
Portfolio Turnover
 Rate(%)................   19.98    27.37     34.44       19.98      27.37


Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees and the expense offset in custodian fees for uninvested cash balances would have been:

Net Investment Income($)   0.52      0.55      0.56       0.43       0.04
Ratio of Expenses to
 Average Net Assets(%)     0.73      0.73      0.74       1.58       0.40+
Ratio of Net Investment
Income to Average
Net Assets                 5.02      5.30      5.55       4.17       1.17+



                                      Year Ended June 30,

1994        1993     1992       1991      1990     1989      1988
$10.84     $10.36   $9.92      $9.77     $9.88     $9.47     $9.45
0.57        0.62     0.66       0.66      0.66      0.67      0.67
(0.60)      0.54     0.43       0.15     (0.11)     0.41      0.02
(0.03)      1.16     1.09       0.81      0.55      1.08      0.69
(0.57)     (0.62)   (0.65)     (0.66)    (0.66)    (0.67)    (0.67)
(0.08)     (0.06)     -          -         -         -         -
(0.65)     (0.68)   (0.65)     (0.66)    (0.66)    (0.67)    (0.67)
$10.16     $10.84   $10.36     $9.92     $9.77     $9.88     $9.47
(0.38)%    11.45%    11.36%     8.57%     5.84%    11.86%    7.68%
$372,093  $349,920  $237,433  $175,342   $121,026 $101,584  $83,437
0.70%      0.65%     0.57%      0.58%     0.58%     0.53%     0.51%
5.36%      5.76%     6.37%      6.68%     6.66%     6.76%     6.95%
31.20%     18.78%    23.53%    26.83%     31.11%    24.87%    22.41%
$0.57      $0.61     $0.650    $0.65      $0.64     $0.64     $0.64
0.71%      0.73%     0.70%     0.74%      0.77%     0.78%      0.88%
5.35%      5.67%     6.24%     6.52%      6.47%     6.50%      6.58%

(1) Designated as Class A Shares on April 1, 1996.

(2) New Class of Shares established on April 1, 1996.

(3) From April 1, 1996 through June 30, 1996.

+ Not annualized.


                          INTRODUCTION

     The Trust's shares are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Arizona State and regular Federal income taxes.

     You may invest in shares of the Trust as an alternative to direct investments in Arizona Obligations, as defined below, which may include obligations of certain non-Arizona issuers. The Trust offers you the opportunity to keep assets fully invested in a vehicle that provides a professionally managed portfolio of Arizona Obligations which may, but not necessarily will, be more diversified, higher yielding, more stable and more liquid than you might be able to obtain on an individual basis by direct purchase of Arizona Obligations. Through the convenience of a single security consisting of shares of the Trust, you are also relieved of the inconvenience associated with direct investments of fixed denominations, including the selecting, purchasing, handling, monitoring call provisions and safekeeping of Arizona Obligations.

     Arizona Obligations are a type of municipal obligation. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: project notes, which sometimes carry a U.S. Government guarantee; tax anticipation notes; revenue anticipation notes; bond anticipation notes; construction loan notes; and floating and variable rate demand notes. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment. The purposes for which municipal obligations such as bonds are issued include the construction of a wide range of public facilities such as highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities.

                INVESTMENT OF THE TRUST'S ASSETS

     In seeking its objective of providing as high a level of current income which is exempt from both Arizona State and regular Federal income taxes as is consistent with the preservation of capital, the Trust will invest in Arizona Obligations (as defined below). There is no assurance that the Trust will achieve its objective, which is a fundamental policy of the Trust. (See "Investment Restrictions.")

     As used in the Prospectus and the Additional Statement, the term "Arizona Obligations" means obligations, including those of certain non-Arizona issuers, of any maturity which pay interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes and Arizona income taxes. Although exempt from regular Federal income tax, interest paid on certain types of Arizona Obligations, and dividends which the Trust might pay from this interest, are preference items as to the Federal alternative minimum tax; for further information, see "Dividend and Tax Information." As a fundamental policy, at least 80% of the Trust's net assets will be invested in Arizona Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Trust can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax. The Trust may refrain entirely from purchasing these types of Arizona Obligations. (See "Dividend and Tax Information.")

     The non-Arizona bonds or other obligations the interest on which is exempt under present law from regular Federal and Arizona income taxes are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. The Trust will not purchase Arizona Obligations of non-Arizona issuers unless Arizona Obligations of Arizona issuers of the desired quality, maturity and interest rate are not available. As an Arizona-oriented fund, at least 65% of the Trust's total assets will be invested in Arizona Obligations of Arizona issuers. The Trust invests only in Arizona Obligations and, possibly, in Futures and options on Futures (see below) for protective (hedging) purposes.

     In general, there are nine separate credit ratings, ranging from the highest to the lowest quality standards for municipal obligations. So that the Trust will have a portfolio of quality-oriented (investment grade) securities, the Arizona Obligations which the Trust will purchase must, at the time of purchase, either (i) be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); or (ii) if unrated, be determined to be of comparable quality to municipal obligations so rated, by Banc One Investment Advisors Corporation (the "Adviser"), the Trust's investment adviser, subject to the direction and control of the Trust's Board of Trustees. Municipal obligations rated in the fourth highest credit rating are considered by such rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. If after purchase the rating of any rated Arizona Obligation is downgraded such that it could not then be purchased by the Trust, or, in the case of an unrated Arizona Obligation, if the Adviser determines that the unrated obligation is no longer of comparable quality to those rated obligations which the Trust may purchase, it is the current policy of the Trust to cause any such obligation to be sold as promptly thereafter as the Adviser in its discretion determines to be consistent with the Trust's objectives; such obligation remains in the Trust's portfolio until it is sold. In addition, because a downgrade often results in a reduction in the market price of a downgraded obligation, sale of such an obligation may result in a loss. (See Appendix A to the Additional Statement for further information as to these ratings.) The Trust can purchase industrial development bonds only if they meet the definition of Arizona Obligations, i.e., the interest on them is exempt from Arizona State and regular Federal income taxes.

     The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust also intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Trust, at least 50% of its assets must consist of (i) cash; and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Trust's assets. If the Trust had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Trust may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers. The Trust's assets, being primarily or entirely Arizona issues, are accordingly subject to economic and other conditions affecting Arizona. (See "Risk Factors and Special Considerations Regarding Investment in Arizona Obligations.")

Certain Stabilizing Measures

     The Trust will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash and cash equivalents in attempting to protect against declines in the value of its investments and other market risks. There can, however, be no assurance that these will be successful. Although the Trust has no current intention of using futures and options, to the limited degree described below, these may be used to attempt to hedge against changes in the market price of the Trust's Arizona Obligations caused by interest rate fluctuations. Futures and options could also provide a hedge against increases in the cost of securities the Trust intends to purchase.

     Although it does not currently do so, and since inception has not done so, the Trust may buy and sell futures contracts relating to indices on municipal bonds ("Municipal Bond Index Futures") and to U.S. government securities ("U.S. Government Securities Futures"); both kinds of futures contracts are "Futures." The Trust may also write and purchase put and call options on Futures. As a matter of fundamental policy the Trust will not buy or sell a Future or an option on a Future if thereafter more than 10% of its net assets would be in initial or variation margin on such Futures and options on them, and in premiums on such options. The Trust will not enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of the Trust's assets. (See the Additional Statement.) Under normal market conditions, the Trust cannot purchase or sell Municipal Bond Index Futures, U.S. Government Securities Futures, or options on Futures if thereafter more than 20% of its total assets would consist of cash, margin deposits on such Futures and margin deposits and premiums on such options, except for temporary defensive purposes, i.e., in anticipation of a decline or possible decline in the value of Arizona Obligations.

     The primary risks associated with the use of Futures and options are: (i) imperfect correlation between the change in the market value of the securities held in the Trust's portfolio and the prices of Futures or options purchased or sold by the Trust;
(ii) incorrect forecasts by the Adviser concerning interest rates which may result in the hedge being ineffective; and (iii) possible lack of a liquid secondary market for a Future or option; the resulting inability to close a Futures or options position could adversely affect the Trust's hedging ability. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. The risk of imperfect correlation of these price changes is increased as the composition of the Trust's portfolio is divergent from the debt securities underlying the hedging instrument. To date, the Adviser has had no experience in the use of Futures or options on them.

     The liquidity of a secondary market in a Future may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which restrict the amount of change in the contract price allowed during a single trading day. Thus, once a daily limit is reached, no further trades may be entered into beyond the limit, thereby preventing the liquidation of open positions. Prices have in the past reached the daily limit on a number of consecutive trading days. For further information about Futures and options, see the Additional Statement.

     When and if the Trust determines to use Futures or options, the Prospectus will be supplemented.

Floating and Variable Rate Demand Notes

     Floating and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

Participation Interests

     The Trust may purchase from financial institutions participation interests in Arizona Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Trust an undivided interest in the underlying Arizona Obligations in the proportion that the Trust's participation interest bears to the total amount of the underlying Arizona Obligations. All such participation interests must meet the Trust's credit requirements. (See "Limitation to 10% as to Certain Investments.")

When-Issued and Delayed Delivery Purchases

     The Trust may buy Arizona Obligations on a when-issued or delayed delivery basis when it has the intention of acquiring them. The Arizona Obligations so purchased are subject to market fluctuation and no interest accrues to the Trust until delivery and payment take place; their value at the delivery date may be less than the purchase price. The Trust cannot enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Trust's total assets, less liabilities other than the obligations created by when-issued commitments. If the Trust chooses to dispose of the right to acquire a when-issued obligation prior to its acquisition, it could, as with the disposition of any other portfolio holding, incur a gain or loss due to market fluctuation; any such gain would be a taxable short-term gain. The Trust places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. (See the Additional Statement for further information.)

Limitation to 10% as to Certain Investments

     The Trust cannot purchase Arizona Obligations that are not readily marketable if thereafter more than 10% of its net assets would consist of such investments. However, this 10% limit does not include any Arizona Obligations as to which the Trust can exercise the right to demand payment in full within three days and as to which there is a secondary market. Floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable. (See the Additional Statement.)

Current Policy as to Certain Obligations

     The Trust will not invest more than 25% of its total assets in
(i) Arizona Obligations the interest on which is paid from revenues of similar type projects or (ii) industrial development bonds, unless the Prospectus and/or the Additional Statement are supplemented to reflect the change and to give additional information.

Factors Which May Affect the Value
of the Trust's Investments and Their Yields

     The value of the Arizona Obligations in which the Trust invests will fluctuate depending in large part on changes in prevailing interest rates, and may be subject to other market, credit and economic factors as well. If the prevailing interest rates go up after the Trust buys Arizona Obligations, the value of these obligations will normally go down; if these rates go down, the value of these obligations will normally go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term Arizona Obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. For this reason, the Trust may, to achieve a defensive position, shorten the average maturity of its portfolio.

Risk Factors and Special Considerations
Regarding Investment in Arizona Obligations

     The following is a discussion of the general factors that might influence the ability of Arizona issuers to repay principal and interest when due on the Arizona Obligations contained in the portfolio of the Trust. Such information is derived from sources that are generally available to investors and is believed by the Trust to be accurate, but has not been independently verified and may not be complete.

     The composition of the Arizona economy has changed significantly in recent years. Arizona has shifted from a resource-based economy to one based on high-tech manufacturing, construction and services. The construction sector recently has shown an upturn from the cyclical lows associated with several factors. These factors included a slowing in the rate of growth of population, over-built conditions in most sub-markets and less favorable tax treatments. The problems associated with the phenomenal growth experienced during the 1980's boom, i.e., air quality, transportation and public infrastructure, are being addressed by the Arizona legislature and other public bodies.

     Officials throughout the state have been challenged to manage budgetary strain and set priorities with fewer available resources. Whether municipalities can maintain fiscal stability will become increasingly dependent on growth expectations and municipalities' willingness to reduce spending and manage revenues. The period of double-digit increases in the tax base and population and the tax revenues generated by such growth appears to be over. As such, Arizona municipalities will have to adapt to a changing and more constricted fiscal environment.

     One of the most significant issues facing Arizona municipalities is the ability to provide water. The Central Arizona Project is a three hundred thirty-five mile long water conveyance system designed to take water from the Colorado River and deliver it to the Phoenix and Tucson metropolitan areas, to Indian reservations and to farms for irrigation. The project has been completed to Tucson, but the start of Arizona's obligation to repay the Federal government its $1.8 billion share of the project's costs is still subject to negotiation among the parties. However, demand for the water is currently only one-third of capacity. The price of water could increase substantially for cities to cover the cost of the project. Currently, plans are being discussed to maintain the project's finances and to boost the demand for the water, thus spreading the projects costs to all its intended users.

     In July, 1994, the Supreme Court of Arizona reversed a lower court ruling and held that the State's statutory scheme for financing public education is not in compliance with the State's constitution. The case was remanded to the lower court to determine whether, in a reasonable time, the Arizona legislature has taken action to remedy the financing scheme to bring it into compliance. In 1997, the most recent attempt by the legislature to comply with the ruling was found inadequate by a lower court. The Supreme Court has also ruled that its ruling will be prospective only and that bonded indebtedness incurred under existing statutes as long as they are in effect are valid and enforceable. As of the date of this prospectus, the legislature has not reached agreement on a permanent solution. It is not possible to predict what further court or legislative action will be taken or what effect such action may have on Arizona Obligations in the Trust's portfolio or the supply of new Arizona Obligations in the future.

     In early 1996, a lower court held illegal the practice used by some localities in Arizona pursuant to which so-called "Capital Appreciation Bonds" ("CAB"s) are issued. CABs are zero-coupon bonds that pay no current interest. The ruling affects only one school district but similar obligations have been issued by other localities. The Trust does not own any CABs but does own conventional issues of localities that have issued CABs. The suit challenged the further practice whereby a municipality includes in its bonded indebtedness only the initial principal amount of its CABs. Under this practice, because the entire principal amount of the CABs is not included, the municipality can issue additional conventional bonds without exceeding its legal debt limit. In 1996, the legislature enacted legislation validating all bonds of this type outstanding on March 31, 1996. However, the restrictions in the legislation may have an adverse impact on the overall financial condition of municipalities that have issued CABs and may restrict their ability to issue additional debt. There may be additional court challenges to the legislation.

     Inasmuch as the Arizona Obligations in which the Trust may invest from time to time include general obligation bonds, revenue bonds, industrial development bonds, and special tax assessment bonds, and the sensitivity of each of these types of investments to the general and economic factors discussed above may vary significantly, no assurance can be given as to the effect, if any, that these factors, individually or in the aggregate, may have on any individual Arizona Obligation or on the Trust as a whole.

     Obligations of non-Arizona issuers are subject to general economic and other factors affecting those issuers.

                     INVESTMENT RESTRICTIONS

     The Trust has a number of policies about what it can and cannot do. Certain of these policies, identified in the Prospectus and in the Additional Statement as "fundamental policies," cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Trust's outstanding shares vote to change them. (See the Additional Statement for a definition of such a majority.) All other policies can be changed from time to time by the Board of Trustees without shareholder approval. Some of the more important of the Trust's fundamental policies, not otherwise identified in the Prospectus, are set forth below; others are listed in the Additional Statement.

     1. The Trust invests only in certain limited securities.

     The Trust cannot buy any securities other than the Arizona
Obligations meeting the standards stated under "Investment of the Trust's Assets"; the Trust can also purchase and sell Futures and options on them within the limits there discussed.

     2. The Trust has industry investment requirements.

     The Trust cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Trust will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

     3. The Trust cannot make loans.

     The Trust can buy those Arizona Obligations which it is permitted to buy (see "Investment of the Trust's Assets"); this is investing, not making a loan. The Trust cannot lend its portfolio securities.

     4. The Trust can borrow only in limited amounts for special purposes.

     The Trust can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Trust's income. Except in connection with borrowings, the Trust will not issue senior securities. The Trust will not purchase any Arizona Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

                    NET ASSET VALUE PER SHARE

     The net asset value of the shares of each of the Trust's classes of shares and offering price per share of each class is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (i.e., the value of the assets less liabilities) allocable to each class by the total number of shares of such class then outstanding. Determination of the value of the Trust's assets is subject to the direction and control of the Trust's Board of Trustees. In general, it is based on market value, except that Arizona Obligations maturing in 60 days or less are generally valued at amortized cost; see the Additional Statement for further information.

                   ALTERNATIVE PURCHASE PLANS

     In this Prospectus the Trust provides you with two alternative ways to invest in the Trust through two separate classes of shares. All classes represent interests in the same portfolio of Arizona Obligations. The primary difference between the classes of shares offered to individuals lies in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

     If you choose to purchase Class A Shares you will pay the applicable sales charge at the time of your purchase. By purchasing Class C Shares, you will pay a sales charge over a period of six years after purchase but without paying anything at time of purchase, much as goods can be purchased on an installment plan. You are subject to a contingent deferred sales charge, described below, but only if you redeem your Class C Shares before they have been held 12 months from your purchase. (See "Computation of Holding Periods for Class C Shares.")

     Class A Shares, "Front-Payment Class Shares," are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. When you purchase Class A Shares, the amount of your investment is reduced by the applicable sales charge. Class A Shares are subject to an asset retention service fee under the Trust's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares. Certain Class A Shares purchased in transactions of $1 million or more are subject to a contingent deferred sales charge. (See "Purchase of $1 Million or More.")

     Class C Shares, "Level-Payment Class Shares," are offered to anyone at net asset value with no sales charge payable at purchase but with a level charge for distribution fees and service fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets represented by the Class C Shares. (See "Distribution Plan" and "Shareholder Services Plan for Class C Shares.") Six years after the date of purchase, Class C Shares, including Class C Shares acquired in exchange for other Class C Shares under the Exchange Privilege (see "Exchange Privilege"), are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC") at the rate of 1%, calculated on the net asset value of the redeemed Class C Shares at the time of purchase or of redemption, whichever is less. The amount of any CDSC will be paid to the Distributor. The CDSC does not apply to shares acquired through the reinvestment of dividends on Class C Shares or to any Class C Shares held for more than 12 months after purchase. For purposes of applying the CDSC and determining the time of conversion, 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. (See "Computation of Holding Periods for Class C Shares" and "How to Purchase Class C Shares.")

     In determining whether a CDSC is payable on a redemption of Class C Shares, it will be assumed that the redemption is made first of any shares acquired as dividends or distributions, second of any Class C Shares you have held for more than 12 months from the date of purchase and finally of those Class C Shares as to which the CDSC is payable which you have held the longest. This will result in your paying the lowest possible CDSC.

Computation of Holding Periods for Class C Shares

     For purposes of determining the holding period for Class C Shares, all of your purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The 12-month CDSC holding period will end on the first business day of the 12th calendar month after the date your purchase is deemed to have been made. Accordingly, the CDSC holding period applicable to your Class C Shares may be up to one month less than the full 12 months depending upon when your actual purchase was made during a month. Running of the 12-month CDSC holding period will be suspended for one month for each period of thirty days during which you have held shares of a money market fund you have received in exchange for Class C Shares under the Exchange Privilege. (See "Exchange Privilege.")

     Your Class C Shares will automatically convert to Class A Shares six years after the date of purchase, together with a pro-rata portion of all Class C Shares representing dividends and other distributions paid in additional Class C Shares. The Class C Shares so converted will no longer be subject to the higher expenses borne by the Class C Shares. The conversion will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored tax-free municipal bond funds or equity funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Trust or of another of the Aquila bond or equity funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a money market fund you have received in exchange for Class C Shares under the Exchange Privilege. (See "Exchange Privilege.")

     The following chart summarizes the principal differences between Class A Shares and Class C Shares.



                   Class A                    Class C

Initial Sales     Maximum of 4% of the        None
Charge            Public Offering Price


Contingent        None (except for            Maximum CDSC of 1%
Deferred          certain purchases           if shares redeemed
Sales Charge      over $1 Million)            before 12 months;
                                              0% after 12 months


Distribution      0.15 of 1%                  Distribution fee of 0.75
and Service                                   of 1% and a service
Fees                                          fee of 0.25 of 1% for
                                              a total of 1%, payable
                                              for six years


Other            Initial Sales Charge         Shares convert to
Information      waived or reduced            Class A Shares
                 in some cases                after six years


Factors to Consider in Choosing Classes of Shares

     This discussion relates to the major differences between Class A Shares and Class C Shares. It is recommended that any investment in the Trust be considered long-term in nature.

     Over time, the cumulative total cost of the 1% annual service and distribution fees on the Class C Shares will equal or exceed the total cost of the initial 4% maximum initial sales charge and
0.15 of 1% annual fee payable for Class A Shares. For example, if equal amounts were paid at the same time for Class A Shares (where the amount invested is reduced by the amount of the sales charge) and for Class C Shares (which carry no sales charge at the time of purchase) and the net asset value per share remained constant over time, the total of such costs for Class C Shares would equal the total of such costs for Class A Shares after approximately four and two-thirds years. This example assumes no redemptions and disregards the time value of money. Purchasers of Class C Shares have all of their investment dollars invested from the time of purchase, without having their investment reduced at the outset by the initial sales charge payable for Class A Shares. If you invest in Class A Shares you will pay the entire sales charge at the time of purchase. Accordingly, if you expect to redeem your shares within a reasonably short time after purchase, you should consider the total cost of such an investment in Class A Shares compared with a similar investment in Class C Shares. The example under "Table of Expenses" shows the effect of Trust expenses for both classes if a hypothetical investment in each of the classes is held for 1, 3, 5 and 10 years. (See the Table of Expenses.)

     Dividends and other distributions paid by the Trust with respect to shares of each class are calculated in the same manner and at the same time. The dividends actually paid with respect to Class C Shares will be lower than those paid on Class A Shares because Class C Shares bear higher distribution and service fees and will have a higher expense ratio. In addition, the dividends of each class can vary because each class will bear certain class-specific charges. For example, each class will bear the costs of printing and mailing annual reports to its own shareholders.

                   HOW TO INVEST IN THE TRUST

     The Trust's shares may be purchased through any investment broker or dealer (a "selected dealer") which has a sales agreement with Aquila Distributors, Inc. (the "Distributor") or through the Distributor. There are two ways to make an initial investment: (i) order the shares through your investment broker or dealer, if it is a selected dealer; or (ii) mail the Application with payment to the Trust's Shareholder Servicing Agent (the "Agent") at the address on the Application. If you purchase Class A Shares the applicable sales charge will apply in either instance. Subsequent investments are also subject to the applicable sales charges. You are urged to complete an Application and send it to the Agent so that expedited shareholder services can be established at the time of your investment. Unless your initial investment is specified to be made in Class C Shares, it will be made in Class A Shares.

     The minimum initial investment for Class A Shares and Class C Shares is $1,000, except as otherwise stated in the Prospectus or Additional Statement. You may also make an initial investment of at least $50 by establishing an Automatic Investment Program. To do this you must open an account for automatic investments of at least $50 each month and make an initial investment of at least $50. (See below and "Automatic Investment Program" in the Application.) Such investment must be drawn in United States dollars on a United States commercial or savings bank, a credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution"). You may make subsequent investments in the same class of shares in any amount (unless you have an Automatic Withdrawal Plan). Your subsequent investment may be made through a selected dealer or by forwarding payment to the Agent, with the name(s) of account owner(s), the account number, the name of the Trust and the class of shares to be purchased. With subsequent investments, please send the pre-printed stub attached to the Trust's confirmations.

     Subsequent investments of $50 or more in shares of the same class as your initial investment can be made by electronic funds transfer from your demand account at a Financial Institution. To use electronic funds transfer for your purchases, your Financial Institution must be a member of the Automated Clearing House and the Agent must have received your completed Application designating this feature, or, after your account has been opened, a Ready Access Features form available from the Distributor or the Agent.
A pre-determined amount can be regularly transferred for investment ("Automatic Investment"), or single investments can be made upon receipt by the Agent of telephone instructions from anyone ("Telephone Investment"). The maximum amount of each Telephone Investment is $50,000. Upon 30 days' written notice to shareholders, the Trust may modify or terminate these investment methods at any time or charge a service fee, although no such fee is currently contemplated.

     The offering price is the net asset value per share for Class C Shares and the net asset value per share plus the applicable sales charge for Class A Shares. The offering price determined on any day applies to all purchase orders received by the Agent from selected dealers that day, except that orders received by it after 4:00 p.m. New York time will receive that day's offering price only if such orders were received by selected dealers from customers prior to such time and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m. New York time); if not so transmitted, such orders will be filled at the next determined offering price. Selected dealers are required to transmit orders promptly. Investments by mail are made at the offering price next determined after receipt of the purchase order by the Agent. Purchase orders received on other than a business day will be executed on the next succeeding business day. Purchases by Automatic Investment and Telephone Investment will be executed on the first business day occurring on or after the date an order is considered received by the Agent at the price determined on that day. In the case of Automatic Investment your order will be executed on the date you specified for investment at the price determined on that day. If that day is not a business day your order will be executed at the price determined on the next business day. In the case of Telephone Investment your order will be filled at the next determined offering price. If your order is placed after the time for determining the net asset value of the Trust shares for any day it will be executed at the price determined on the following business day. The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Distributor when the Distributor judges it in the Trust's best interest to do so.

     At the date of the Prospectus, Class A Shares and Class C Shares of the Trust are available only in the following states:
Arizona, California, Colorado, District of Columbia, Florida, Hawaii, Idaho, Illinois, Indiana, Iowa, Kentucky, Massachusetts, Michigan, Minnesota, Missouri, Nevada, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Texas, Utah, Washington and Wisconsin.

     If you do not reside in one of these states, you should not purchase shares of the Trust. If Class A Shares or Class C Shares of the Trust are sold outside of these states, the Trust can redeem them. Such a redemption may result in a loss to you and may have tax consequences.

     In addition, if your state of residence is not Arizona, the dividends from the Trust may not be exempt from income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Trust.

How to Purchase Class A Shares
(Front-Payment Class Shares)

     The following table shows the amount of the sales charge to a "single purchaser" (defined below) together with the dealer discounts paid to dealers and the agency commissions paid to brokers (collectively called the "commissions") for purchases of Class A Shares:

                              Sales         Sales
                              Charge        Charge
                              as            as             Commissions
                                Percentage    Approximate    as of
                              of Public     Percentage     Percentage
                              Offering      of Amount      of Offering
                              Price         Invested       Price
Less than $25,000.........    4.00%         4.17%          3.00%
$25,000 but less
   than $50,000...........    3.75%         3.90%          3.00%
$50,000 but less
   than $100,000..........    3.50%         3.63%          2.75%
$100,000 but less
   than $250,000.........     3.25%         3.36%          2.75%
$250,000 but less
   than $500,000.........     3.00%         3.09%          2.50%
$500,000 but less
   than $1,000,000.......     2.50%         2.56%          2.25%

     For purchases of $1 million or more see "Purchase of $1 Million or More," below.



     The table of sales charges is applicable to purchases of Class A Shares by a "single purchaser," i.e.: (a) an individual; (b) an individual together with his or her spouse and their children under the age of 21 purchasing Class A Shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing Class A Shares for a single trust estate or a single fiduciary account; and
(d) a tax-exempt organization enumerated in Section 501(c)(3) or
(13) of the Code.

     Upon notice to all selected dealers, the Distributor may reallow up to the full amount of the applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when all or substantially all of the entire sales charge is reallowed, such selected dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchase of $1 Million or More

     Class A Shares issued under the following circumstances are called "CDSC Class A Shares": (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and (ii) all Class A Shares issued in a single purchase to a single purchaser the value of which, when added to the value of the CDSC Class A Shares and Class A Shares on which a sales charge has been paid, already owned at the time of such purchase, equals or exceeds $1 million. CDSC Class A Shares also include certain Class A Shares issued under the program captioned "Special Dealer Arrangements," below. CDSC Class A Shares do not include (i) Class A Shares purchased without sales charge pursuant to the terms described under "General," below and (ii) Class A Shares purchased in transactions of less than $1 million and when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

     When you purchase CDSC Class A Shares you will not pay a sales charge at the time of purchase, and the Distributor will pay to any dealer effecting such a purchase an amount equal to 1% of the sales price of the shares purchased for purchases of $1 million but less than $2.5 million, 0.50 of 1% for purchases of $2.5 million but less than $5 million, and 0.25 of 1% for purchases of $5 million or more.

     If you redeem all or part of your CDSC Class A Shares during the four years after your purchase of such shares, at the time of redemption you will be required to pay to the Distributor a special contingent deferred sales charge based on the lesser of (i) the net asset value of your redeemed CDSC Class A Shares at the time of purchase or (ii) the net asset value of your redeemed CDSC Class A Shares at the time of redemption (the "Redemption Value"). The special charge will be an amount equal to 1% of the Redemption Value if the redemption occurs within the first two years after purchase, and 0.50 of 1% of the Redemption Value if the redemption occurs within the third or fourth year after purchase. The special charge will apply to redemptions of CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent, as described below under "Reduced Sales Charges for Certain Purchases of Class
A Shares." The special charge does not apply to Class A Shares acquired through the reinvestment of dividends on CDSC Class A Shares or to any CDSC Class A Shares held for more than four years after purchase. In determining whether the special charge is applicable, it will be assumed that the CDSC Class A Shares you have held the longest are the first CDSC Class A Shares to be redeemed, unless you instruct the Agent otherwise. It will also be assumed that if you have both CDSC Class A Shares and non-CDSC Class A Shares the non-CDSC Class A Shares will be redeemed first.

     For purposes of determining the holding period for CDSC Class A Shares, all of your purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The four-year holding period will end on the first business day of the 48th calendar month after the date your purchase is deemed to have been made. Accordingly, the CDSC holding period applicable to your CDSC Class A Shares may be up to one month less than the full 48 months depending upon when your actual purchase was made during a month. Running of the 48-month CDSC holding period will be suspended for one month for each period of thirty days during which you have held shares of a money market fund you have received in exchange for CDSC Class A Shares under the Exchange Privilege. (See "Exchange Privilege.")

Reduced Sales Charges for Certain Purchases of
Class A Shares

     Right of Accumulation: If you are a "single purchaser" you may benefit from a reduction of the sales charge in accordance with the above schedule for subsequent purchases of Class A Shares if the cumulative value (at cost or current net asset value, whichever is higher) of Class A Shares you have previously purchased with a sales charge and still own, together with Class A Shares of your subsequent purchase with such a charge, amounts to $25,000 or more.

     Letters of Intent: The foregoing schedule of reduced sales charges will also be available to "single purchasers" who enter into a written Letter of Intent (included in the Application) providing for the purchase, within a thirteen-month period, of Class A Shares of the Trust through a single selected dealer or through the Distributor. Class A Shares of the Trust which you previously purchased during a 90-day period prior to the date of receipt by the Distributor of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For further details, including escrow provisions, see the Letter of Intent provisions of the Application.

     General: Class A Shares may be purchased at the next determined net asset value by the Trust's Trustees and officers, by the directors, officers and certain employees, retired employees and representatives of the Adviser and its parent and affiliates, the Administrator and the Distributor, by selected dealers and brokers and their officers and employees, by certain persons connected with firms providing legal, advertising or public relations assistance, by certain family members of, and plans for the benefit of, the foregoing, and for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority if the Trust or the Distributor has entered into an agreement relating to such purchases. Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. There may be tax consequences of these purchases. Such purchasers should consult their own tax counsel. Class A Shares may also be issued at net asset value in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

     The Trust permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups meeting the following requirements. A qualified group is (i) a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer), which (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing Class A Shares; (iii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and (iv) complies with the conditions of purchase that are set forth in any agreement entered into between the Trust and the group, representative or broker or dealer. At the time of purchase you must furnish the Distributor with information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

     Certain Investment Companies: Class A Shares of the Trust may be purchased at net asset value without sales charge (except as set forth below under "Special Dealer Arrangements") to the extent that the aggregate net asset value of such Class A Shares does not exceed the proceeds from a redemption (a "Qualified Redemption"), made within 120 days prior to such purchase, of shares of another investment company on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

     To qualify, the following special procedures must be followed:

     1. A completed Application (included in the Prospectus) and payment for the Class A Shares to be purchased must be sent to the Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 and should not be sent to the Shareholder Servicing Agent of the Trust. (This instruction replaces the mailing address contained on the Application.)

     2. The Application must be accompanied by evidence satisfactory to the Distributor that the prospective shareholder has made a Qualified Redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased. Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

     3. You must complete and return to the Distributor a Transfer Request Form, which is available from the Distributor.

     The Trust reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

     Special Dealer Arrangements: During certain periods determined by the Distributor, the Distributor (not the Trust) will pay to any dealer effecting a purchase of Class A Shares of the Trust using the proceeds of a Qualified Redemption the lesser of (i) 1% of such proceeds or (ii) the same amounts described under "Purchase of $1 Million or More," above on the same terms and conditions. Class A Shares of the Trust issued in such a transaction will be CDSC Class A Shares and if you thereafter redeem all or part of such shares during the four-year period from the date of purchase you will be subject to the special contingent deferred sales charge described under "Purchase of $1 Million or More," above, on the same terms and conditions. Whenever the Special Dealer Arrangements are in effect the Prospectus will be supplemented.

How to Purchase Class C Shares
(Level-Payment Class Shares)

     Level-Payment Class Shares (Class C Shares) are offered at net asset value with no sales charge payable at purchase. A level charge is imposed for service and distribution fees for the first six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Trust represented by the Class C Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"). The CDSC is charged at the rate of 1%, calculated on the net asset value of the redeemed Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. The CDSC does not apply to Class C Shares acquired through the reinvestment of dividends on Class C Shares.

     The Distributor will pay to any dealer effecting a purchase of Class C Shares an amount equal to 1% of the sales price of the Class C Shares purchased.

Additional Compensation for Dealers

     The Distributor, at its own expense, may also provide additional compensation to dealers in connection with sales of any class of shares of the Trust. Additional compensation may include payment or partial payment for advertising of the Trust's shares, payment of travel expenses, including lodging, incurred in connection with attendance at sales seminars taken by qualifying registered representatives to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences. In some instances, such compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the Trust's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Trust effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. No such additional compensation to dealers in connection with sales of shares of the Trust will affect the price you pay for shares or the amount that the Trust will receive from such sales. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

     Brokers and dealers may receive different levels of compensation for selling different classes of shares.

Systematic Payroll Investments

     If your employer has established with the Trust a Systematic Payroll Investment Plan ("Payroll Plan") you may arrange for systematic investments into the Trust through a Payroll Plan. Investments can be made in either Class A Shares or Class C Shares. In order to participate in a Payroll Plan, you should make arrangements with your own employer's payroll department, and you must complete and sign any special application forms which may be required by your employer. You must also complete the Application included in the Prospectus. Once your application is received and put into effect, under a Payroll Plan the employer will make a deduction from payroll checks in an amount you determine, and will remit the proceeds to the Trust. An investment in the Trust will be made for you at the offering price, which includes applicable sales charges determined as described above, when the Trust receives the funds from your employer. The Trust will send a confirmation of each transaction to you. To change the amount of or to terminate your participation in the Payroll Plan (which could take up to ten days), you must notify your employer.

Confirmations and Share Certificates

     All purchases of shares will be confirmed and credited to you in an account maintained for you at the Agent in full and fractional shares of the Trust (rounded to the nearest 1/1000th of a share).

     No share certificates will be issued for Class C Shares. Share certificates for Class A Shares will be issued only if you so request in writing to the Agent. All share certificates previously issued by the Trust represent Class A Shares. No certificates will be issued for fractional Class A Shares or if you have elected Automatic Investment or Telephone Investment for Class A Shares (see "How to Invest in the Trust" above) or Expedited Redemption (see "How to Redeem Your Investment" below). If certificates for Class A Shares are issued at your request, Expedited Redemption Methods described below will not be available. In addition, you may incur delay and expense if you lose the certificates.

     The Trust and the Distributor reserve the right to reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

Distribution Plan

     The Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted under the Rule. The Plan has three parts.

     Under one part of the Plan, the Trust is authorized to make payments with respect to Class A Shares ("Class A Permitted Payments") to Qualified Recipients, which payments shall be made through the Distributor or shareholder servicing agent as disbursing agent and may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets represented by the Class A Shares of the Trust. Such payments shall be made only out of the Trust's assets allocable to the Class A Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Trust, with which the Trust or Distributor has entered into written agreements and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Class A Shares or servicing of accounts of shareholders owning Class A Shares.

     Permitted Payments under the Plan commenced July 1, 1994.During the fiscal year ended June 30, 1997, $589,361 was paid to Qualified Recipients with respect to Class A Shares, of which $17,669 was retained by the Distributor. All of such payments were for compensation. (See the Additional Statement for a description of the Distribution Plan.)

     Whenever the Trust makes Class A Permitted Payments, the aggregate annual rate of the advisory fee and administration fee otherwise payable by the Trust will be reduced from 0.50 of 1% to
0.40 of 1% of the Trust's average annual net assets. (See
"Management Arrangements.")

     Under another part of the Plan, the Trust is authorized to make payments with respect to Class C Shares ("Class C Permitted Payments") to Qualified Recipients. Class C Permitted Payments shall be made through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets represented by the Class C Shares of the Trust. Such payments shall be made only out of the Trust's assets allocable to the Class C Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Trust, with which the Distributor has entered into written agreements and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Class C Shares or servicing of accounts of shareholders owning Class C Shares. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients. During the fiscal year ended June 30, 1997, $337 was paid under the Plan with respect to Class C Shares, of which the Distributor received $337. All of such payments were for compensation.

     Another part of the Plan is designed to protect against any claim against or involving the Trust that some of the expenses which might be considered to be sales-related which the Trust pays or may pay come within the purview of the Rule. The Trust believes that except for Permitted Payments it is not financing any such activity and does not consider any payment enumerated in this part of the Plan as so financing any such activity. However, it might be claimed that some of the expenses the Trust pays come within the purview of the Rule. If and to the extent that any payment as specifically listed in the Plan (see the Additional Statement) is considered to be primarily intended to result in or as indirect financing of any activity which is primarily intended to result in the sale of Trust shares, these payments are authorized under the Plan. In addition, if the Administrator, out of its own funds, makes payment for distribution expenses such payments are authorized. (See the Additional Statement.)

Shareholder Services Plan for Class C Shares

     Under a Shareholder Services Plan, the Trust is authorized to make payments with respect to Class C Shares ("Service Fees") to Qualified Recipients. Service Fees shall be paid through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets represented by the Class C Shares of the Trust. Such payments shall be made only out of the Trust's assets represented by the Class C Shares. "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements and which have agreed to provide personal services to holders of Class C Shares and/or maintenance of Class C Shares shareholder accounts. (See the Additional Statement.) Service Fees with respect to Class C Shares will be paid to the Distributor. Under this Plan during the fiscal year ended June 30, 1997 payments of $113 were made.

                  HOW TO REDEEM YOUR INVESTMENT

     You may redeem all or any part of your shares at the net asset value next determined after acceptance of your redemption request at the Agent (subject to any applicable contingent deferred sales charge for redemptions of Class C Shares and CDSC Class A Shares). For redemptions of Class C Shares and CDSC Class A Shares, at the time of redemption a sufficient number of additional shares will be redeemed to pay for any applicable contingent deferred sales charge. Redemptions can be made by the various methods described below. There is no minimum period for any investment in the Trust, except for shares recently purchased by check, Automatic Investment or Telephone Investment as discussed below. Except for CDSC Class
A Shares (see "Purchase of $1 Million or More") there are no redemption fees or withdrawal penalties for Class A Shares. Class
C Shares are subject to a contingent deferred sales charge if redeemed before they have been held 12 months from the date of purchase. (See "Alternative Purchase Plans.") A redemption may result in a transaction taxable to you. If you own both Class A Shares and Class C Shares and do not specify which you wish to redeem, it will be assumed that you wish to redeem Class A Shares.

     For your convenience the Trust offers expedited redemption for all classes of shares to provide you with a high level of liquidity for your investment.

Expedited Redemption Methods
(Non-Certificate Shares)

     You have the flexibility of two expedited methods of initiating redemptions. They are available as to shares of any class not represented by certificates.

     1. By Telephone. The Agent will accept instructions by telephone from anyone to redeem shares and make payments

     a) to a Financial Institution account you have predesignated or

     b) by check in the amount of $50,000 or less, mailed to you, if your shares are registered in your name at the Trust and the check is sent to your address of record, provided that there has not been a change of your address of record during the 30 days preceding your redemption request. You can make only one request for telephone redemption by check in any 7-day period.

     See "Redemption Payments," below for payment methods. Your name, your account number and your address of record must be supplied.

     To redeem an investment by this method, telephone:

                     800-437-1000 toll free

     Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     2. By FAX or Mail. You may also request redemption payments to a predesignated Financial Institution account by a letter of instruction sent after November 8, 1997 to: PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. Before November 8, 1997 send your letter of instructions to Administrative Data Management Corp.,
Attn: Aquilasm Group of Funds, by FAX at 732-855-5730 or by mail at 581 Main Street, Woodbridge, NJ 07095-1198. The letter must provide account name(s), account number, amount to be redeemed, and any payment directions and be signed by the registered holder(s). Signature guarantees are not required. See "Redemption Payments", below for payment methods.

     If you wish to have redemption proceeds sent to a Financial Institution Account, you should so elect on the Expedited Redemption section of the Application or the Ready Access Features form and provide the required information concerning your Financial Institution account number. The Financial Institution account must be in the exclusive name(s) of the shareholder(s) as registered with the Trust. You may change the designated Financial Institution account at any time by completing and returning a Ready Access Features form. For protection of your assets, this form requires signature guarantees and possible additional documentation.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     1. Certificate Shares. Certificates representing Class A
Shares to be redeemed with payment instructions should be sent
(after November 8, 1997) in blank (unsigned) to the Trust's
Shareholder Servicing Agent: PFPC Inc., 400 Bellevue Parkway,
Wilmington, DE 19809. Before November 8, 1997 send your certificates to Administrative Data Management Corp., Attn:
Aquilasm Group of Funds, 581 Main Street, Woodbridge, NJ 07095-1198. A stock assignment form signed by the registered shareholder(s) exactly as the account is registered must also be sent to the Shareholder Servicing Agent.

     For your own protection, it is essential that certificates be mailed separately from signed redemption documentation. Because of possible mail problems, it is also recommended that certificates be sent by registered mail, return receipt requested.

     For a redemption request to be in "proper form," the signature or signatures must be the same as in the registration of the account. In a joint account, the signatures of both shareholders are necessary. Signature guarantees may be required if sufficient documentation is not on file with the Agent. Additional documentation may be required where shares are held by certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by other than the shareholder of record. If redemption proceeds of $50,000 or less are payable to the record holder and are to be sent to the record address, no signature guarantee is required, except as noted above. In all other cases, signatures must be guaranteed by a member of a national securities exchange, a U.S. bank or trust company, a state-chartered savings bank, a federally chartered savings and loan association, a foreign bank having a U.S. correspondent bank, a participant in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program
(MSP). A notary public is not an acceptable signature guarantor.

     2. Non-Certificate Shares. If you own non-certificate shares registered on the books of the Trust, and you have not elected Expedited Redemption to a predesignated Financial Institution account, you must use the Regular Redemption Method. Under this redemption method you should send a letter of instruction (after November 8, 1997) to: to the Trust's Shareholder Servicing Agent:
PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. Before november 8, 1997 send your letter to Administrative Data Management Corp., Attn: Aquilasm Group of Funds, 581 Main Street, Woodbridge, NJ 07095-1198. The letter must contain:

     Account Name(s);

     Account Number;

     Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

     Payment instructions (normally redemption proceeds will be mailed to your address as registered with the Trust);

     Signature(s) of the registered shareholder(s); and

     Signature guarantee(s), if required, as indicated above.

Redemption Payments

     Redemption payments will ordinarily be mailed to you at your address of record. If you so request and the amount of your redemption proceeds is $1,000 or more, the proceeds will, wherever possible, be wired or transferred through the facilities of the Automated Clearing House to the Financial Institution account specified in the Expedited Redemption section of your Application or Ready Access Features form. The Trust may impose a charge, not exceeding $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. The Trust has no present intention of making this charge. Upon 30 days' written notice to shareholders, the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them. If you use a broker or dealer to arrange for a redemption, you may be charged a fee for this service.

     The Trust will normally make payment for all shares redeemed on the next business day (see "Net Asset Value Per Share") following acceptance of the redemption request made in compliance with one of the redemption methods specified above. Except as set forth below, in no event will payment be made more than seven days after acceptance of such a redemption request. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or determination of the net asset value of, the portfolio securities to be unreasonable or impracticable; or (iii) for such other periods as the Securities and Exchange Commission may permit. Payment for redemption of shares recently purchased by check (irrespective of whether the check is a regular check or a certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment may be delayed up to 15 days or until (i) the purchase check or Automatic Investment or Telephone Investment has been honored or (ii) the Agent has received assurances by telephone or in writing from the Financial Institution on which the purchase check was drawn, or from which the funds for Automatic Investment or Telephone Investment were transferred, satisfactory to the Agent and the Trust, that the purchase check or Automatic Investment or Telephone Investment will be honored. Possible delays in payment of redemption proceeds can be eliminated by using wire payments or Federal Reserve drafts to pay for purchases.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by the distribution in kind of securities from the portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. (See the Additional Statement for details.)

     The Trust has the right to compel the redemption of shares held in any account if the aggregate net asset value of such shares is less than $500 as a result of shareholder redemptions or failure to meet the minimum investment level under an Automatic Purchase Program. If the Board elects to do this shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

Reinvestment Privilege

     You may reinvest without payment of any additional sales charge all or part of any redemption proceeds within 120 days of a redemption of shares in shares of the Trust of the same class as the shares redeemed at the net asset value next determined after the Agent receives your reinvestment order. In the case of Class C Shares or CDSC Class A Shares on which a contingent deferred sales charge was deducted at the time of redemption, the Distributor will refund to you the amount of such sales charge, which will be added to the amount of the reinvestment. The Class C Shares or CDSC Class A Shares issued on reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment. The reinvestment privilege for any class may be exercised only once a year, unless otherwise approved by the Distributor. If you have realized a gain on the redemption of your shares, the redemption transaction is taxable, and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may be tax deductible, depending on the amount reinvested and the length of time between the redemption and the reinvestment. You should consult your own tax advisor on this matter.

                    AUTOMATIC WITHDRAWAL PLAN

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Trust having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares.

     Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the Application included in the Prospectus, the Additional Statement under "Automatic Withdrawal Plan," and "Dividend and Tax Information" below.)

     Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

                     MANAGEMENT ARRANGEMENTS

The Board of Trustees

     The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Additional
Statement lists the Trust's Trustees and officers and provides further information about them.

Current Arrangements

     On November 6, 1997, the arrangements described below under "New Arrangements" will be submitted to the shareholders for approval. If approved by the shareholders of the Trust the New Arrangements will be in effect and those described below under "Current Arrangements" will be superseded. If the New Arrangements are not approved by the shareholders, the New Arrangements will not go into effect and the Current Arrangements will remain in effect. In either event, the Prospectus will be supplemented to reflect the arrangements that are in effect.

The Advisory Agreement

     Banc One Investment Advisors Corporation (the "Adviser"), supervises the investment program of the Trust and the composition of its portfolio.

     The services of the Adviser are rendered under an Investment Advisory Agreement (the "Advisory Agreement") which provides, subject to the control of the Board of Trustees, for investment supervision and for either keeping the accounting records of the Trust, including the computation of the net asset value per share and the dividends, or, at the Adviser's expense and responsibility, delegating these accounting duties in whole or in part to a company satisfactory to the Trust. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement.

     Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees, if any, who are affiliated with the Adviser. Under the Advisory Agreement, the Trust bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Administration Agreement or by the Trust's Distributor (principal underwriter) are paid by the Trust. The Advisory Agreement lists examples of such expenses borne by the Trust, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Trust and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

     Under the Advisory Agreement, the Trust pays a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.25 of 1% of such net assets, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual investment advisory fee shall be payable at the annual rate of 0.20 of 1% of such net asset value. Since the Administrator also receives a fee from the Trust under the Administration Agreement and the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the total investment advisory and administration fees which the Trust currently pays are at the annual rate of 0.40 of 1% of such net assets, but for any day on which the Trust does not pay or accrue a fee under the Distribution Plan, these may be as much as 0.50 of 1%; see below. Payments under the Distribution Plan with respect to assets of the Trust began July 1, 1994 and as of that date the Advisory and Administration fees were reduced as described above. The Adviser and the Administrator may, in order to attempt to achieve a competitive yield on the shares of the Trust, each waive all or part of any such fees. In practice, the rate of these fee waivers tends to decline as assets of the Trust increase.

     The Adviser agrees that the above fee shall be reduced, but not below zero, by an amount equal to one-half of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of such assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income.

     The Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Trust. (See the Additional Statement.) Under these provisions, the Adviser is authorized to consider sales of shares of the Trust or of any other investment company or companies having the same investment adviser, sub-adviser, administrator or principal underwriter as the Trust.

     The Trust's Custodian is an affiliate of the Adviser. It is expected that another banking subsidiary of the Adviser's parent, Banc One Corporation will provide a credit facility to the Trust.

The Administration Agreement

     Under an Administration Agreement (the "Administration Agreement"), Aquila Management Corporation as Administrator, at its own expense, provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Trust and pays all compensation of the Trust's Trustees, officers and employees who are affiliated persons of the Administrator.

     Under the Administration Agreement, subject to the control of the Trust's Board of Trustees, the Administrator provides all administrative services to the Trust other than those relating to its investment portfolio and the maintenance of its accounting books and records. Such administrative services include but are not limited to maintaining books and records (other than accounting books and records) of the Trust, and overseeing all relationships between the Trust and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Trust and for the sale, servicing, or redemption of the Trust's shares. (See the Additional Statement for a further description of functions listed in the Administration Agreement as part of such duties.)

     Under the Administration Agreement, the Trust pays a fee payable monthly and computed on the net asset value of the Trust at the end of each business day at the annual rate of 0.25 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual administration fee will be payable at the annual rate of 0.20 of 1% of such net asset value. The administration fee was so reduced as of July 1, 1994. (See "Advisory Agreement," above.) The Administrator has agreed that the above fee shall be reduced, but not below zero, by an amount equal to one-half of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of such assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income.

New Arrangements

     The new arrangements are designed to change the form of the Trust's investment advisory and administration arrangements to a new structure involving an adviser and a sub-adviser. The proposed arrangements will not result in any change in overall management fees paid by the Trust, nor any change in the parties providing these services. Marketing efforts and positioning of the Trust will remain the same with a strong local niche orientation.

     Under the new arrangements, Aquila Management Corporation ("Aquila"), which currently serves as the Trust's administrator, would in addition become investment adviser under a new agreement (the "Advisory and Administration Agreement") under which it would also continue to provide the Trust with all administrative services. Also, under a proposed agreement (the "Sub-Advisory Agreement") between Aquila and Banc One Investment Advisors Corporation ("BOIAC"), the current investment advisory agreement would be replaced by one under which Aquila would appoint BOIAC as Sub-Adviser to the Trust. Under the Sub-Advisory Agreement, BOIAC would continue to provide the Trust with advisory services of the kind which it currently provides to the Trust. The duties of the administrator, now performed under an administration agreement, would be performed by Aquila under the Advisory and Administration Agreement where it would be referred to as the "Manager." The current administration agreement will no longer be needed and will terminate upon approval of the proposed agreements.

     On November 6, 1997, the arrangements described below under "New Arrangements" will be submitted to the shareholders for approval. If approved by the shareholders of the Trust the New Arrangements will be in effect and those described above under "Current Arrangements" will be superseded. If the New Arrangements are not approved by the shareholders, the New Arrangements will not go into effect and the Current Arrangements will remain in effect. In either event, the Prospectus will be supplemented to reflect the arrangements that are in effect.

     The new Investment Advisory and Administration Agreement between the Trust and the Manager has several parts, most of which are substantially identical to corresponding provisions in the Trust's former advisory agreements and administration agreement. The Advisory and Administration Agreement contains provisions relating to investment advice for the Trust and management of its portfolio that are substantially identical to prior advisory agreements, except that the Manager has the power to delegate its advisory functions to a Sub-Adviser, which it will employ at its own expense. It has delegated these duties to BOIAC (the "Sub-Adviser"). The Advisory and Administration Agreement contains provisions relating to administrative services that are substantially identical to those contained in the Trust's current administration agreement.

Description of the New Investment Advisory and Administration Agreement

     The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall:

     (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Trust;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

     (iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

     The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940. The Manager has delegated all of such functions to the Sub-Adviser the Sub-Advisory Agreement.

     The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Trust under a Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

     (ii) oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

     (iii) either keep the accounting records of the Trust, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Trust's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust;

     (iv) maintain the Trust's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

     (v) prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Trust and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement. (See the Additional Statement.)

     The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

     The Trust bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs other costs and expenses not expressly assumed by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

     Under the Advisory and Administration Agreement, the Trust will pay to Aquila a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust), the annual management fee shall be payable at the annual rate of 0.40 of 1% of such net asset value. Under the Sub-Advisory Agreement, Aquila will pay a fee to the Sub-Adviser payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of
0.25 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust), the annual sub-advisory fee shall be payable at the annual rate of 0.20 of 1% of such net asset value.

     Payments under the Trust's Distribution Plan began in 1994. In the opinion of the Trust's management, there is no foreseeable possibility that the current payments under the Distribution Plan will be eliminated.

     The Advisory and Administration Agreement provides that the Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

     The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. The specific portions of the Advisory Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the Act) of the Advisory Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust), the annual fee shall be payable at the annual rate of 0.20 of 1% of such net asset value.

The New Sub-Advisory Agreement

     The Manager has delegated investment advisory responsibility to BOIAC (the "Sub-Adviser"), which supervises the investment program of the Trust and the composition of its portfolio.

     The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust. The Sub-Advisory Agreement states that the Sub-Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Sub-Adviser's duties under the Sub-Advisory Agreement.

      The Sub-Advisory Agreement provides that the Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.25 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust), the annual management fee shall be payable at the annual rate of 0.20 of 1% of such net asset value.

     The Sub-Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Trust; see the Additional Statement. Under these provisions, the Sub-Adviser is authorized to consider sales of shares of the Trust or of any other investment company or companies having the same investment adviser, sub-adviser, administrator or principal underwriter as the Trust.

Information about BOIAC

     The Adviser is a subsidiary of BANC ONE CORPORATION ("Banc One"), based in Columbus, Ohio. As of June 30, 1997 the Adviser had $20 billion under management. Banc One is a multi-bank holding company, incorporated under the laws of the State of Ohio. As of June 30, 1997, Banc One operates with more than 1,500 offices in the states of Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. As of that date, Banc One, its affiliated banks and its non-bank subsidiaries had total assets of approximately $140.7 billion.

     Todd Curtis is the officer of the Adviser who manages the Trust's portfolio. He has served as such since the inception of the Trust in March, 1986. Mr. Curtis is Vice President and Fixed Income Fund Manager of Banc One Investment Advisors Corporation and held similar positions with The Valley National Bank of Arizona, NA, the name of the Adviser before it was acquired by Banc One. He is a member of the Adviser's Fixed Income Funds Sub-Committee. He is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.

     For the Trust's fiscal year ended June 30, 1997, fees of $782,451 were payable to each of the Adviser and the Administrator.

Information about the Administrator
and the Distributor

     The Trust's Administrator is founder and administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. As of June 30, 1997, these funds had aggregate assets of approximately $2.8 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). (See the Additional Statement for information on Mr. Herrmann.)

     The Distributor currently handles the distribution of the shares of fourteen funds (seven tax-free municipal bond funds, five money market funds and two equity funds) including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     At the date of this Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned 75% by Mr. Herrmann and 25% by Diana P. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor, including Mr. Herrmann and Ms. Herrmann.

                  DIVIDEND AND TAX INFORMATION

Dividends and Distributions

     The Trust will declare all of its net income, as defined below, as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration, including accretion of any original issue discount, less expenses paid or accrued. As such net income will vary, the Trust's dividends will also vary. The per-share dividends of Class C Shares will be lower than the per share dividends on the Class A Shares as a result of the higher service and distribution fees applicable to those shares. In addition, the dividends of each class can vary because each class will bear certain class-specific charges. Dividends and other distributions paid by the Trust with respect to each class of its shares are calculated at the same time and in the same manner.

     It is the Trust's present policy to pay dividends so that they will be received or credited by approximately the first day of each month. On the Application or by completing a Ready Access Features form, you may elect to have dividends deposited without charge by electronic funds transfers into your account at a Financial Institution if it is a member of the Automated Clearing House.

     Redeemed shares continue to earn dividends through and including the earlier of (i) the day before the day on which the redemption proceeds are mailed, wired or transferred by the facilities of the Automated Clearing House by the Agent or paid by the Agent to a selected dealer; or (ii) the third day on which the New York Stock Exchange is open after the day on which the net asset value of the redeemed shares has been determined. (See "How To Redeem Your Investment.")

     Net investment income includes amounts of income from the Arizona Obligations in the Trust's portfolio which are allocated as "exempt-interest dividends." "Exempt-interest dividends" are exempt from regular Federal income tax. The allocation of "exempt-interest dividends" will be made by the use of one designated percentage applied uniformly to all income dividends declared during the Trust's tax year. Such designation will normally be made in the first month after the end of each of the Trust's fiscal years as to income dividends paid in the prior year. It is possible that in certain circumstances, a small portion of the dividends paid by the Trust will be subject to income taxes. During the Trust's fiscal year ended June 30, 1997, 2.90% of the Trust's dividends were "exempt-interest dividends." For the calendar year 1996, 97.03% of the total dividends paid were taxable. The percentage of income designated as tax-exempt for any particular dividend may be different from the percentage of the Trust's income that was tax-exempt during the period covered by the dividend.

     Distributions ("short-term gains distributions") from net realized short-term gains, if any, and distributions ("long-term gains distributions"), if any, from the excess of net long-term capital gains over net short-term capital losses realized through October 31st of each year and not previously paid out will be paid out after that date; the Trust may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses. The Trust may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and from short- and long-term gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends," if shareholders do not comply with provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends.

     Unless you request otherwise by letter addressed to the Agent or by filing an appropriate application prior to a given ex-dividend date, dividends and distributions will be automatically reinvested in full and fractional shares of the Trust of the same class at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees. An election to receive cash will continue in effect until written notification of a change is received by the Agent. All shareholders, whether their dividends are received in cash or are being reinvested, will receive a monthly account summary indicating the current status of their investment. There is no fixed dividend rate. Corporate shareholders of the Trust are not entitled to any deduction for dividends received from the Trust.

Tax Information

     The Trust qualified during its last fiscal year as a "regulated investment company" under the Code, and intends to continue to so qualify. If it does so qualify, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible although not likely that the Trust might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.

     The Trust intends to qualify during each fiscal year under the Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends which are derived from net income earned by the Trust on Arizona Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in exempt-interest dividends. Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year.

     The Code requires that either gains realized by the Trust on the sale of municipal obligations acquired after April 30, 1993 at a price which is less than face or redemption value be included as ordinary income to the extent such gains do not exceed such discount or that the discount be amortized and included ratably in taxable income. There is an exception to the foregoing treatment if the amount of the discount is less than 0.25% of face or redemption value multiplied by the number of years from acquisition to maturity. The Trust will report such ordinary income in the years of sale or redemption rather than amortize the discount and report it ratably. To the extent the resultant ordinary taxable income is distributed to shareholders, it will be taxable to them as ordinary income.

     Capital gains dividends (net long-term gains over net short-term losses which the Trust distributes and so designates) are reportable by shareholders as gain from the sale or exchange of a capital asset held for more than one year. This is the case whether the shareholder takes the distribution in cash or elects to have the distribution reinvested in Trust shares and regardless of the length of time the shareholder has held his or her shares.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed but carried forward by the Trust to offset gains in later years and thereby lessen the later-year capital gains dividends and amounts taxed to shareholders.

     The Trust's gains or losses on sales of Arizona Obligations will be long-term or short-term depending upon the length of time the Trust has held such obligations. Capital gains and losses of the Trust will also include gains and losses on Futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized. Those deemed to be realized are on Futures and options held by the Trust at year-end, which are "marked to the market," that is, deemed sold for fair market value. Net gains or losses realized and deemed realized on Futures and options will be reportable by the Trust as long-term to the extent of 60% of the gains or losses and short-term to the extent of 40% regardless of the actual holding period of such investments.

     Information as to the tax status of the Trust's dividends and distributions will be mailed to shareholders annually.

     Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. The receipt of exempt-interest dividends from the Trust by an individual shareholder may result in some portion of any social security payments or railroad retirement benefits received by the shareholder or the shareholder's spouse being included in taxable income.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares.

     While interest from all Arizona Obligations is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax. Whether or not that computation will result in a tax will depend on the entire content of the taxpayer's return. The Trust will not invest in the types of Arizona Obligations which would give rise to interest that would be subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely. The 20% limit is a fundamental policy of the Trust.

     Corporate shareholders must add to or subtract from alternative minimum taxable income, as calculated before taking into consideration this adjustment, 75% of the difference between what is called adjusted current earnings (essentially current earnings and profits) and alternative minimum taxable income, as previously calculated. Since tax-exempt bond interest is included in earnings and profits and therefore in adjusted current earnings, this adjustment will tend to make it more likely that corporate shareholders will be subject to the alternative minimum tax.

Tax Effects of Redemptions

     Normally, when you redeem shares of the Trust you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over 18 months, mid-term if you held the redeemed shares for over one year but not more than 18 months and short-term, if for a year or less. Long term capital gains are currently taxed at a maximum rate of 20%, mid-term capital gains are currently taxed at a maximum rate of 28%, and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

     Class C Shares will automatically convert to Class A Shares approximately six years after purchase. No gain or loss will be recognized by the Trust or its shareholders upon such conversions; each shareholder's adjusted tax basis in the Class A Shares received upon conversion will equal the shareholder's adjusted tax basis in the Class C Shares held immediately before the conversion; and each shareholder's holding period for the Class A Shares received upon conversion will include the period for which the shareholder held as capital assets the converted Class C Shares immediately before conversion.

Arizona Tax Information

     In the opinion of special Arizona counsel for the Trust, under existing law, shareholders of the Trust will not be subject to Arizona income tax on exempt-interest dividends received from the Trust to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions ("Local Obligations") or on obligations issued by the Territories of Guam, Northern Mariana Islands, Puerto Rico and the Virgin Islands ("Territorial Obligations"). Other distributions from the Trust, including those related to long-term and short-term capital gains, will be subject to Arizona income tax.

     In the event that interest paid on any Local Obligation is determined to be includable in federal gross income, the Trust has been advised by special Arizona counsel that, in its opinion, exempt-interest dividends received by the shareholders of the Trust attributable to interest on Local Obligations will, nevertheless, not be subject to Arizona income taxes.

     Although interest on Territorial Obligations is included in Arizona gross income by Arizona law, applicable federal laws specifically exempt such income from state and local taxation. The Trust has been advised by special Arizona counsel that, in its opinion, the applicable federal laws will preempt any contrary result under Arizona law such that exempt-interest dividends attributable to interest paid on Territorial Obligations will be exempt from Arizona income taxes.

     Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations, the interest on which is exempt from Arizona income tax.

     Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.

                       EXCHANGE PRIVILEGE

     There is an exchange privilege as set forth below among this Trust and certain tax-free municipal bond funds and equity funds (the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Administrator and Distributor as the Trust. All exchanges are subject to certain conditions described below. As of the date of the Prospectus, the Aquila-sponsored Bond or Equity Funds are this Trust, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund. At the date of this Prospectus, the Aquila-sponsored Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Treasuries Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

     Generally, you can exchange shares of a given class of a Bond or Equity Fund including the Trust for shares of the same class of any other Bond or Equity Fund, or for shares of any Money Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. However, the following important information should be noted:

     (1) CDSCs upon redemptions of shares acquired through exchanges. If you exchange shares of the following categories, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired:

     -    CDSC Class A Shares (See "Purchase of $1 Million or
          More");

     -    Class C Shares: and

     - Shares of a Money Market Fund that were received in exchange for CDSC Class A Shares or Class C Shares.

     If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless the exchanges that have taken place since the original purchase.

     (2) Extension of Holding Periods by owning Money-Market Funds Any period of 30 days or more during which Money-Market shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

     (3) Originally purchased Money Market Fund shares. Shares of a Money Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money Market Fund Shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money Market Shares.

     This Trust, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange are at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                     800-437-1000 toll free

     Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Trust's shares. (See "How to Invest in the Trust.")

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see "Tax Effects of Redemptions" and the Additional Statement); no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market
Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Treasuries Cash Assets Trust (which invests in U.S. Treasury obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

                       GENERAL INFORMATION

Performance

     Advertisements, sales literature and communications to shareholders may contain various measures of the Trust's performance including current yield, taxable equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate.

     Average annual total return figures, as prescribed by the Securities and Exchange Commission, represent the average annual percentage change in value of a hypothetical $1,000 purchase, invested at the maximum public offering price (offering price includes any applicable sales charge) for 1-, 5- and 10-year periods and for a period since the inception of the Trust, to the extent applicable, through the end of such periods, assuming reinvestment (without sales charge) of all distributions. The Trust may also furnish total return quotations for other periods or based on investments at various applicable sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. (See the Additional Statement. )

     Current yield reflects the income per share earned by each of the Trust's portfolio investments; it is calculated by (i) dividing the Trust's net investment income per share during a recent 30-day period by (ii) the maximum public offering price on the last day of that period and by (iii) annualizing the result. Taxable equivalent yield shows the yield from a taxable investment that would be required to produce an after-tax yield equivalent to that of the Trust, which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Trust's yield (calculated as indicated) by one minus a stated income tax rate and by adding the product to the taxable portion (if any) of the Trust's yield. (See the Additional Statement.)

     Current yield and taxable equivalent yield, which are calculated according to a formula prescribed by the Securities and Exchange Commission (see the Additional Statement), are not indicative of the dividends or distributions which were or will be paid to the Trust's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to shareholders. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Trust during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Trust's distribution rate (calculated as indicated above). The current distribution rate differs from the current yield computation because it could include distributions to shareholders from sources, if any, other than dividends and interest, such as short-term capital gains or return of capital. If distribution rates are quoted in advertising, they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

     In each case performance figures are based upon past performance, reflect as appropriate all recurring charges against the Trust's income net of fee waivers and reimbursement of expenses, if any, and will assume the payment of the maximum sales charge, if any, on the purchase of shares, but not on reinvestment of income dividends. The investment results of the Trust, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Trust's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period. The annual report of the Trust contains additional performance information that will be made available upon request and without charge.

Description of the Trust and Its Shares

     The Trust is an open-end, non-diversified management investment company organized in 1985 as a Massachusetts business trust. It commenced operations in June, 1986. (See "Investment of the Trust's Assets" for further information about the Trust's status as "non-diversified.") The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). (See the Additional Statement for further information about possible additional series.) Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights.

     In addition to Class A Shares and Class C Shares, which are offered by this Prospectus, the Trust also has (i) Institutional Class Shares ("Class Y Shares"), which are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity and are not offered directly to retail customers and (ii) Financial Intermediary Class Shares ("Class I Shares"), which are offered and sold only through certain financial intermediaries. Class Y Shares and Class I Shares are offered are offered by a separate prospectus, which can be obtained by calling the Trust at 800-872-5859.

     The primary distinction among the Trust's classes of shares lies in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All classes represent interests in the same portfolio of Arizona Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

Voting Rights

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Trust, except that the Trust's Board of Trustees may change the name of the Trust. The Trust may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Trust, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

                   APPLICATION FOR TAX-FREE TRUST OF ARIZONA
                      FOR CLASS A OR CLASS C SHARES ONLY
                PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
       After November 8, 1997: PFPC Inc., ATTN: Aquilasm Group of Funds
                  400 Bellevue Parkway, Wilmington, DE 19809
          Before November 8, 1997: ADM, ATTN: Aquilasm Group of Funds
      581 Main Street, Woodbridge, NJ 07095-1198    Tel.# 1-800-437-1000

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*   Use lines 1&2
___For a Minor   Use line 3
___For Trust, Corporation, Partnership or other Entity   Use line 4

* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered 1.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.______________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for __________________________________________________________
                   Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** ___________________________________________
         Name of State       Minor's Social Security Number
4. _____________________________________________________________________
   _____________________________________________________________________
(Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
________________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________
  Street or PO Box                           City
_________________________________        (______)_______________________
  State           Zip                        Daytime Phone Number

Occupation:________________________Employer:____________________________

Employer's Address:_____________________________________________________
                   Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

______________________________      ____________________________________
Dealer Name                           Branch Number
______________________________      ____________________________________
Street Address                        Rep. Number/Name
______________________________      (_________)_________________________
  City          State    Zip         Area Code        Telephone


STEP 2 PURCHASES OF SHARES
A. INITIAL INVESTMENT

(Indicate Class of Shares)
__  Class A Shares (Front-Payment Class)
__  Class C Shares (Level-Payment Class)

Indicate Method of Payment (For either method, make check payment to TAX-FREE TRUST OF ARIZONA)

__ Initial Investment $______________ (Minimum $1,000)
__ Automatic Investment $______________ (Minimum $50)

For Automatic Investments of at least $50 per month, you must complete Step 3, Section A, Step 4, Sections A & B and attached a PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

IF NO SHARE CLASS IS MARKED, INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES.


B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be: ___ Reinvested  ___ Paid in cash*

Capital Gains Distributions are to be: ___ Reinvested  ___ Paid in cash*

    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Tax-Free Trust of Arizona Account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Trust toll-free at 1-800-437-1000. To establish this program, please complete Step 4, Sections A & B of this Application.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. LETTER OF INTENT

APPLICABLE TO CLASS A SHARES ONLY.
See Terms of Letter of Intent and Escrow at the end of this application.
___ Yes ___ No

    I/We intend to invest in Class A Shares of the Trust during the 13-month period from the date of my/our first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my/our present holdings of Trust shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

___ $25,000       ___ $50,000         ___ $100,000       ___ $250,000
___ $500,000      ___ $1,000,000      ___ $2,500,000     ___ $5,000,000


D. AUTOMATIC WITHDRAWAL PLAN

APPLICABLE TO CLASS A SHARES ONLY.
(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, the Trust's Shareholder Servicing Agent (the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning______________
                                   Minimum: $50             Month/Year
         Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial
Institution name, address and your account number.

________________________________________     ___________________________
First Name   Middle Initial   Last Name      Financial Institution Name
_______________________________     ____________________________________
Street                              Financial Institution Street Address
_______________________________     ____________________________________
City              State    Zip      City                  State     Zip

                                    ____________________________________
                                    Financial Institution Account Number


E. TELEPHONE EXCHANGE
(Check appropriate box)
___ Yes ___ No

This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.


F. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The
Financial Institution account must be in the same name(s) as this Trust account is registered.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).

_______________________________   _____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   _____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                 Number
_______________________________   _____________________________________
  Street                            City                State     Zip


STEP 4 Section A
DEPOSITOR'S AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number __________________________________

Name and Address where my/our account is maintained
Name of Financial Institution__________________________________________

Street Address_________________________________________________________

City_______________________________State _________________ Zip ________

Name(s) and Signature(s) of Depositor(s) as they appear where account is registered
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)


                           INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4 Section B
SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Trust and has received and read a current Prospectus of the Trust and agrees to its terms.

- I/We authorize the Trust and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Trust and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Trust account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Trust and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Trust account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Trust, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or
   (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Trust, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*

__________________________     __________________________     _________
Individual (or Custodian)      Joint Registrant, if any          Date
__________________________     __________________________     _________
Corporate Officer, Partner,    Title                             Date
Trustee, etc.

* For Trust, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Trust's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Trust or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Trust reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access features form which may be obtained from Aquila Distributors at 1-800-437-1020 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Trust's Agent.


TERMS OF LETTER OF INTENT AND ESCROW

     By checking Box 3c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

     The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.

     The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.

     The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.

      The escrow shall operate as follows:

1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent (computed to the nearest full share) shall be held in escrow in shares of the Trust by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

4. By checking Box 3c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Trust.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Trust at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Trust. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made.
   Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

INVESTMENT ADVISER
Banc One Investment Advisors Corporation
Bank One Center
241 North Central Avenue
Phoenix, Arizona 85004

ADMINISTRATOR AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Philip E. Albrecht
Arthur K. Carlson
Thomas W. Courtney
William L. Ensign
Diana P. Herrmann
John C. Lucking
Anne J. Mills

OFFICERS
Lacy B. Herrmann, President
William C. Wallace, Senior Vice President
Susan A. Cook, Vice President
Kristian P. Kjolberg, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
After November 8, 1997:
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

Before November 8, 1997:
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

TABLE OF CONTENTS
Highlights
Table of Expenses
Financial Highlights
Introduction
Investment Of The Trust's Assets
Investment Restrictions
Net Asset Value Per Share
Alternative Purchase Plans
How To Invest In The Trust
How To Redeem Your Investment
Automatic Withdrawal Plan
Management Arrangements
Dividend And Tax Information
Exchange Privilege
General Information
Application and Letter Of Intent

LOGO

TAX-FREE TRUST OF
ARIZONA

A TAX-FREE
INCOME INVESTMENT

PROSPECTUS

ONE OF THE
AQUILASM GROUP OF FUNDS

                    TAX-FREE TRUST OF ARIZONA

                 380 MADISON AVENUE, SUITE 2300
                    NEW YORK, NEW YORK 10017
                          800-437-1020
                          212-697-6666

Prospectus
Class Y Shares
Class I Shares                     October 31, 1997

     The Trust is a mutual fund whose objective is to seek to provide as high a level of current income exempt from Arizona and regular Federal income taxes as is consistent with preservation of capital by investing in municipal obligations which pay interest exempt from Arizona State and Federal income taxes. These municipal obligations must, at the time of purchase, either be rated within the four highest credit ratings (considered as investment grade) assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or, if unrated, be determined to be of comparable quality by the Trust's Adviser, Banc One Investment Advisors Corporation.

     The Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust dated October 31, 1997 (the "Additional Statement") has been filed with the Securities and Exchange Commission and is available without charge upon written request to the Trust's Shareholder Servicing Agent, at the address given below, or by calling the telephone number(s) given below. The Additional Statement contains information about the Trust and its management not included in the Prospectus. The Additional Statement is incorporated by reference in its entirety in the Prospectus. Only when you have read both the Prospectus and the Additional Statement are all material facts about the Trust available to you.

     SHARES OF THE TRUST ARE NOT DEPOSITS IN, OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY BANC ONE INVESTMENT ADVISORS CORPORATION, BANK ONE ARIZONA, NA, BANC ONE CORPORATION OR ITS BANK OR NON-BANK AFFILIATES OR BY ANY OTHER BANK. SHARES OF THE TRUST ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR GOVERNMENT SPONSORED AGENCY OF THE FEDERAL GOVERNMENT OR ANY STATE.

     AN INVESTMENT IN THE TRUST INVOLVES INVESTMENT RISKS,
INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

For Purchase, Redemption or Account inquiries contact
The Trust's Shareholder Servicing Agent: after November 8, 1997:
                    PFPC Inc.
               400 Bellevue Parkway
               Wilmington, DE 19809
          Call 800-437-1000 toll free

Before November 8, 1997:
Administrative Data Management Corp.
581 Main Street, Woodbridge, NJ 07095-1198
Call 800-437-1000 toll free or 732-855-5731

           FOR GENERAL INQUIRIES & YIELD INFORMATION,
           CALL 800-437-1020 TOLL FREE OR 212-986-8826

The Prospectus Should Be Read and Retained For Future Reference

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                           HIGHLIGHTS

     Tax-Free Trust of Arizona (the "Trust"), founded by Aquila Management Corporation in 1986 and one of the Aquilasm Group of Funds, is an open-end mutual fund which invests in tax-free municipal bonds, the kind of obligations issued by the State of Arizona, its counties and various other local authorities to finance such long-term projects as schools, roads, hospitals water facilities and other vital public purpose projects throughout Arizona. (See "Introduction.")

     Tax-Free Income - The municipal obligations in which the Trust invests pay interest which is exempt from both regular Federal and State of Arizona income taxes. Dividends paid by the Trust from this income are likewise free of both such taxes. It is, however, possible that in certain circumstances, a small portion of the dividends paid by the Trust will be subject to income taxes. The Federal alternative minimum tax ("AMT") may apply to some investors, but its impact will be limited, since not more than 20% of the Trust's net assets can be invested in obligations paying interest which is subject to this tax. The receipt of exempt-interest dividends from the Trust may result in some portion of social security payments or railroad retirement benefits being included in taxable income. Capital gains distributions, if any, are taxable. (See "Dividend and Tax Information.")

     Investment Grade - The Trust will acquire only those municipal obligations which, at the time of purchase, are within the four highest credit ratings assigned by Moody's Investors Service, Inc. or Standard & Poor's Corporation, or are determined by the Adviser to be of comparable quality. In general, there are nine separate credit ratings, ranging from the highest to the lowest credit ratings for municipal obligations. Obligations within the top four ratings are considered "investment grade" but those in the fourth rating may have speculative characteristics as well. (See "Investment of the Trust's Assets.")

     Initial Investment - - You may open your account for Class Y
Shares with any purchase of $100,000 or more for fiduciary accounts and $250,000 for all other eligible purchasers. These minimums do not apply to shareholders with accounts open on October 1, 1997. (See the Application, which is in the back of the Prospectus.) Class I Shares are sold only through financial intermediaries, which may have their own minimum investment requirement. (See "How to Invest in the Trust.")

     Additional Investments - - You may make additional investments in Class Y Shares at any time and in any amount, directly or, if in an amount of $50 or more, through the convenience of having your investment electronically transferred from your financial institution account into the Trust by Automatic Investment or Telephone Investment. Additional investments in Class I Shares can be made only through financial intermediaries, which may have their own requirements for subsequent investments. (See "How to Invest in the Trust.")

     Alternative Purchase Plans - The Trust provides alternative ways to invest. (See "How to Invest in the Trust.") For this purpose the Trust offers classes of shares, which differ in their expense levels and sales charges. This Prospectus offers:

          Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee. (See "How to Purchase Class Y Shares.")

          Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently 0.10 of 1% of such net assets, and a services fee of 0.25 of 1% of such assets. (See "How to Purchase Class I Shares.")

     The Trust's other classes of shares, Front-Payment Class
Shares ("Class A Shares") and Level-Payment Class Shares, ("Class
C Shares"), are not offered by this Prospectus. (See "General
Information - Description of the Trust and Its Shares.")

     At the date of the Prospectus, Class Y Shares and Class I Shares are registered for sale only in certain states. (See "How to Invest in the Trust.") If Class Y Shares or Class I Shares of the Trust are sold outside those states, except to certain institutional investors, the Trust can redeem them. If your state of residence is not Arizona, dividends from the Trust may be subject to income taxes of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Trust.

     Monthly Income - Dividends are declared daily and paid monthly. At your choice, dividends on Class Y Shares are paid by check mailed to you, directly deposited into your financial institution account or automatically reinvested without sales charge in additional Class Y Shares at the then-current net asset value. All arrangements for the payment of dividends with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries. (See "Dividend and Tax Information.")

     Many Different Issues - You have the advantages of a portfolio which consists of over 235 issues with different maturities. (See
"Investment of the Trust's Assets.")

     Local Portfolio Management - The Trust provides you with experienced, locally-based professional investment management by Banc One Investment Advisors Corporation, which serves as the Trust's Investment Adviser. The Trust currently pays fees at a rate of up to 0.20 of 1% of average annual net assets to each of its Adviser and Administrator. Total advisory and administration fees are at a rate of 0.40 of 1% of average annual net assets, although some or all of these fees may be waived. It is expected that these arrangements will change. (See "Table of Expenses" and "Management Arrangements.")

     The Adviser is a subsidiary of BANC ONE CORPORATION ("Banc One"), based in Columbus, Ohio. As of June 30, 1997 the Adviser had $20 billion under management. Banc One is a multi-bank holding company, incorporated under the laws of the State of Ohio. As of June 30, 1997, Banc One operates with more than 1,500 offices in the states of Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. As of that date, Banc One, its affiliated banks and its non-bank subsidiaries had total assets of approximately $140.7 billion.

     Redemptions - Liquidity - You may redeem any amount of your Class Y Shares account on any business day at the next determined net asset value by telephone, FAX or mail request, with proceeds being sent to a predesignated financial institution, if you have elected Expedited Redemption. Proceeds will be wired or transferred through the facilities of the Automated Clearing House, wherever possible, upon request, if in an amount of $1,000 or more, or will be mailed. For these and other redemption procedures see "How to Redeem Your Investment." All arrangements for redemptions of Class I Shares must be made through financial intermediaries. The Trust does not impose redemption fees for redemption of Class Y Shares or Class I Shares. However, financial intermediaries may charge a fee for effecting redemptions.

     Certain Stabilizing Measures - The Trust will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash, in an attempt to protect against declines in the value of its investments and other market risks. (See "Certain Stabilizing Measures.")

     Exchanges - You may exchange Class Y Shares of the Trust into Class Y Shares of other Aquila-sponsored tax-free municipal bond mutual funds, or two Aquila sponsored equity funds. You may also exchange them into shares of the Aquila-sponsored money market funds. Similar exchangability is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. The exchange prices will be the respective net asset values of the shares. (See "Exchange Privilege.")

     Risks and Special Considerations - The share price, determined on each business day, varies with the market prices of the Trust's portfolio securities, which fluctuate with market conditions including prevailing interest rates. Accordingly, the proceeds of redemptions may be more or less than your original cost. (See "Factors Which May Affect the Value of the Trust's Investments and Their Yields.") The Trust's assets, being primarily or entirely Arizona issues, are subject to economic and other conditions affecting Arizona. (See "Risk Factors and Special Considerations Regarding Investment in Arizona Obligations.") Moreover, the Trust is classified as a "non-diversified" investment company, because it may choose to invest in the obligations of a relatively limited number of issuers. (See "Investment of the Trust's Assets.") The Trust may also, to a limited degree, buy and sell futures contracts and options on futures contracts, although since inception the Trust has not done so and has no present intention to do so. There may be risks associated with these practices. (See "Certain Stabilizing Measures.")

     Statements and Reports - You will receive statements of your Class Y Shares account monthly as well as each time you add to your account or take money out. Financial intermediaries provide their own statements of Class I Shares accounts. Additionally, you will receive a Semi-Annual Report and an audited Annual Report.


                           TAX-FREE TRUST OF ARIZONA
                               TABLE OF EXPENSES

                                                          Class I      Class Y
Shareholder Transaction Expenses                          Shares       Shares
   Maximum Sales Charge Imposed on Purchases.........     None         None
     (as a percentage of the offering price)
   Maximum Sales Charge Imposed on
     Reinvested Dividends ...........................     None         None
   Maximum Deferred Sales Charge ....................     None         None
   Redemption Fees ..................................     None         None
   Exchange Fee .....................................     None         None

Annual Trust Operating Expenses (1)
Arrangements in effect through November 6, 1997
(See "Management Arrangements.")
  (as a percentage of average net assets)

   Investment Advisory Fee...........................     0.20%        0.20%
   12b-1 Fee (2).....................................     0.10%        None
   All Other Expenses................................     0.63%        0.38%
       Administration Fee ........................... 0.20%         0.20%
       Other Expenses (3)............................ 0.43%         0.18%
   Total Trust Operating Expenses (3)................     0.93%        0.58%


Annual Trust Operating Expenses (1)
Arrangements after November 6, 1997
(See "Management Arrangements.")
  (as a percentage of average net assets)

     Management Fee (4)...........................        0.40%      0.40%
     12b-1 Fee (2)................................        0.10%      None
     All Other Expenses (3).......................        0.43%      0.18%
     Total Trust Operating Expenses (3)...........        0.93%      0.58%


Example (5)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of each time period:

                           1 Year     3 Years     5 Years     10 Years
Class I Shares.......        $9         $30          $51         $114
Class Y Shares.......        $6         $19          $32         $73

(1) Estimated based on amount incurred by the Trust's Class Y Shares during its most recent fiscal year, restated to reflect current arrangements.

(2) Current rates; up to 0.25% can be authorized.

(3) Does not reflect a 0.01% expense offset in custodian fees for uninvested cash balances. Reflecting this offset and based on estimates for Class I, all other expenses and total Trust operating expenses for Class I Shares would have been 0.42% and 0.92%, respectively; for Class Y Shares these expenses would have been 0.17% and 0.57%, respectively. Operating expenses for Class I Shares include 0.25% Service fee. (See "Shareholder Services Plan for Class I Shares.")

(4) The Trust pays the Manager an advisory fee at the annual rate of 0.40 of 1% of average annual net assets; the Manager pays the Sub-Adviser a sub-advisory fee at the annual rate of 0.20 of 1% of average annual net assets. (See "Management Arrangements")

(5) The expense example is based upon the above annual Trust-operating expenses. It is also based upon amounts at the beginning of each year which includes the prior year's assumed results. A year's results consist of an assumed 5% annual return less total operating expenses; the expense ratio was applied to an assumed average balance (the year's starting investment plus one-half the year's results). Each figure represents the cumulative expenses so determined for the period specified.



THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE SECURITIES AND EXCHANGE COMMISSION SPECIFIES THAT
ALL MUTUAL FUNDS USE THE 5% ANNUAL RATE OF RETURN FOR PURPOSES OF PREPARING THE ABOVE EXAMPLE. THE ASSUMED 5% ANNUAL RETURN SHOULD NOT BE INTERPRETED AS A PREDICTION OF AN ACTUAL RETURN, WHICH MAY BE HIGHER OR LOWER.

The purpose of the above table is to assist the investor in understanding the various costs that an investor in the Trust will bear directly or indirectly.


          The table shown below for Class A Shares is for information purposes only. Class A Shares are not offered by this Prospectus.
        No historical information exists for Class I Shares, which were established on October 31, 1997.


                            TAX-FREE TRUST OF ARIZONA
                               FINANCIAL HIGHLIGHTS
                   FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

     The following table of Financial Highlights as it relates to the five years ended June 30, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is included in the Trust's financial statements contained in its Annual Report, which are incorporated by reference into the Additional Statement. The information provided in the table should be read in conjunction with the financial statements and related notes. On April 2, 1990, Aquila Management
Corporation, originally the Trust's Sub-Adviser and Administrator, became
Administrator only. A copy of these financial statements can be obtained without charge by calling or writing the Shareholder Servicing Agent at the address and telephone numbers on the cover of the Prospectus.

                                       Class A (1)         Class Y (2)
                                Year Ended June 30,        Year     Period
                               1997     1996    1995       Ended    Ended
                                                           6/30/97  6/30/96

Net Asset Value,
 Beginning of Period........   $10.38   $10.37   $10.16     $10.38   $10.45
Income from Investment
Operations:
 Net investment income......    0.53     0.55      0.56      0.70     0.15
 Net gain (loss) on
securities (both
realized and
 unrealized)................    0.22      0.01      0.21      0.21    (0.07)
Total from Investment
 Operations.................    0.75      0.56      0.77      0.91     0.08
Less Distributions:
Dividends from net
 investment income..........   (0.55)    (0.55)    (0.56)     0.70    (0.15)
Distributions from
 capital gains..............     -         -         -         -      -
 Total Distributions........   (0.55)    (0.55)    (0.56)     0.70    (0.15)
Net Asset Value, End
 of Period..................   $10.58    $10.38    $10.37    $10.59   $10.38
Total Return (not
 reflecting sales load)(%)..     7.36     5.49      7.89     9.10     0.76+
Ratios/Supplemental Data
Net Assets, End of
 Period (in thousands)         391.737   389,083   380,745    0.1      0.1
 Ratio of Expenses to
 Average Net Assets(%)......     0.72      0.72      0.74     0.57     0.15+
Ratio of Net Investment
Income to Average
 Net Assets(%)..............     5.03       5.30     5.55      5.18    1.42+
Portfolio Turnover
 Rate(%)....................     19.98      27.37    34.44     19.98   27.37


Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees and the expense offset in custodian fees for uninvested cash balances would have been:

Net Investment Income(%)......   0.52       0.55       0.56     0.70    0.15
Ratio of Expenses to
 Average Net Assets(%)........   0.73       0.73       0.74     0.58    0.15+
Ratio of Net Investment
Income to Average
Net Assets(%)................    5.02       5.30       5.55     5.17    1.42+



                     Year Ended June 30,

1994      1993      1992      1991      1990      1989    1988
$10.84    $10.36    $9.92     $9.77     $9.88     $9.47    $9.45
0.57      0.62      0.66      0.66      0.66      0.67     0.67
(0.60)    0.54      0.43      0.15      (0.11)    0.41     0.02
(0.03)    1.16      1.09     0.81      0.55      1.08      0.69
(0.57)   (0.62)    (0.65)   (0.66)     (0.66)    (0.67)   (0.67)
0.08      0.06       -         -          -         -        -
(0.65)   (0.68)    (0.65)   (0.66)     (0.66)    (0.67)   (0.67)
$10.16   $10.84   $10.36    $9.92      $9.77     $9.88     $9.47
(0.38)%  11.45%   11.36%    8.57%      5.84%     11.86%    7.68%
372,093  349,920  237,433   175,342   121,026   101,584    83,437
0.70%     0.65%    0.57%    0.58%      0.58%      0.53%    0.51%
5.36%     5.76%    0.37%    6.68%      6.66%      6.76%    6.95%
31.20%    18.78%   23.53%   26.83%     31.11%     24.87%    22.41%
0.57      0.61     0.65      0.65       0.64      0.64      0.64
0.71%     0.73%     0.70%    0.74%      0.77%     0.78%     0.88%
5.35%     5.67%     6.24     6.52%      6.47%     6.50%     6.58%

(1)Designated as Class A Shares on April 1, 1996.

(2)New Class of Shares established on April 1, 1996.

(3) From April 1, 1996 through June 30, 1996.

+Not annualized.


                          INTRODUCTION

     The Trust's shares are designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from Arizona State and regular Federal income taxes.

     You may invest in shares of the Trust as an alternative to direct investments in Arizona Obligations, as defined below, which may include obligations of certain non-Arizona issuers. The Trust offers you the opportunity to keep assets fully invested in a vehicle that provides a professionally managed portfolio of Arizona Obligations which may, but not necessarily will, be more diversified, higher yielding, more stable and more liquid than you might be able to obtain on an individual basis by direct purchase of Arizona Obligations. Through the convenience of a single security consisting of shares of the Trust, you are also relieved of the inconvenience associated with direct investments of fixed denominations, including the selecting, purchasing, handling, monitoring call provisions and safekeeping of Arizona Obligations.

     Arizona Obligations are a type of municipal obligation. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The two principal classifications of municipal obligations are "notes" and "bonds." Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less while municipal bonds have extended maturities. Municipal notes include: project notes, which sometimes carry a U.S. Government guarantee; tax anticipation notes; revenue anticipation notes; bond anticipation notes; construction loan notes; and floating and variable rate demand notes. Municipal obligations include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment. The purposes for which municipal obligations such as bonds are issued include the construction of a wide range of public facilities such as highways, bridges, schools, hospitals, housing, mass transportation, streets, and water and sewer works. Other public purposes for which municipal obligations may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the obtaining of funds to lend to other public institutions and facilities.

                INVESTMENT OF THE TRUST'S ASSETS

     In seeking its objective of providing as high a level of current income which is exempt from both Arizona State and regular Federal income taxes as is consistent with the preservation of capital, the Trust will invest in Arizona Obligations (as defined below). There is no assurance that the Trust will achieve its objective, which is a fundamental policy of the Trust. (See "Investment Restrictions.")

     As used in the Prospectus and the Additional Statement, the term "Arizona Obligations" means obligations, including those of certain non-Arizona issuers, of any maturity which pay interest which, in the opinion of bond counsel or other appropriate counsel, is exempt from regular Federal income taxes and Arizona income taxes. Although exempt from regular Federal income tax, interest paid on certain types of Arizona Obligations, and dividends which the Trust might pay from this interest, are preference items as to the Federal alternative minimum tax; for further information, see "Dividend and Tax Information." As a fundamental policy, at least 80% of the Trust's net assets will be invested in Arizona Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Trust can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax. The Trust may refrain entirely from purchasing these types of Arizona Obligations. (See "Dividend and Tax information.")

     The non-Arizona bonds or other obligations the interest on which is exempt under present law from regular Federal and Arizona income taxes are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. The Trust will not purchase Arizona Obligations of non-Arizona issuers unless Arizona Obligations of Arizona issuers of the desired quality, maturity and interest rate are not available. As an Arizona-oriented fund, at least 65% of the Trust's total assets will be invested in Arizona Obligations of Arizona issuers. The Trust invests only in Arizona Obligations and, possibly, in Futures and options on Futures (see below) for protective (hedging) purposes.

     In general, there are nine separate credit ratings, ranging from the highest to the lowest quality standards for municipal obligations. So that the Trust will have a portfolio of quality-oriented (investment grade) securities, the Arizona Obligations which the Trust will purchase must, at the time of purchase, either (i) be rated within the four highest credit ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); or (ii) if unrated, be determined to be of comparable quality to municipal obligations so rated, by Banc One Investment Advisors Corporation (the "Adviser"), the Trust's investment adviser, subject to the direction and control of the Trust's Board of Trustees. Municipal obligations rated in the fourth highest credit rating are considered by such rating agencies to be of medium quality and thus may present investment risks not present in more highly rated obligations. Such bonds lack outstanding investment characteristics and may in fact have speculative characteristics as well; changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds. If after purchase the rating of any rated Arizona Obligation is downgraded such that it could not then be purchased by the Trust, or, in the case of an unrated Arizona Obligation, if the Adviser determines that the unrated obligation is no longer of comparable quality to those rated obligations which the Trust may purchase, it is the current policy of the Trust to cause any such obligation to be sold as promptly thereafter as the Adviser in its discretion determines to be consistent with the Trust's objectives; such obligation remains in the Trust's portfolio until it is sold. In addition, because a downgrade often results in a reduction in the market price of a downgraded obligation, sale of such an obligation may result in a loss. (See Appendix A to the Additional Statement for further information as to these ratings.) The Trust can purchase industrial development bonds only if they meet the definition of Arizona Obligations, i.e., the interest on them is exempt from Arizona State and regular Federal income taxes.

     The Trust is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). The Trust also intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code (the "Code"). One of the tests for such qualification under the Code is, in general, that at the end of each fiscal quarter of the Trust, at least 50% of its assets must consist of (i) cash; and (ii) securities which, as to any one issuer, do not exceed 5% of the value of the Trust's assets. If the Trust had elected to register under the 1940 Act as a "diversified" investment company, it would have to meet the same test as to 75% of its assets. The Trust may therefore not have as much diversification among securities, and thus diversification of risk, as if it had made this election under the 1940 Act. In general, the more the Trust invests in the securities of specific issuers, the more the Trust is exposed to risks associated with investments in those issuers. The Trust's assets, being primarily or entirely Arizona issues, are accordingly subject to economic and other conditions affecting Arizona. (See "Risk Factors and Special Considerations Regarding Investment in Arizona Obligations.")

Certain Stabilizing Measures

     The Trust will employ such traditional measures as varying maturities, upgrading credit standards for portfolio purchases, broadening diversification and increasing its position in cash and cash equivalents in attempting to protect against declines in the value of its investments and other market risks. There can, however, be no assurance that these will be successful. Although the Trust has no current intention of using futures and options, to the limited degree described below, these may be used to attempt to hedge against changes in the market price of the Trust's Arizona Obligations caused by interest rate fluctuations. Futures and options could also provide a hedge against increases in the cost of securities the Trust intends to purchase.

     Although it does not currently do so, and since inception has not done so, the Trust may buy and sell futures contracts relating to indices on municipal bonds ("Municipal Bond Index Futures") and to U.S. government securities ("U.S. Government Securities Futures"); both kinds of futures contracts are "Futures." The Trust may also write and purchase put and call options on Futures. As a matter of fundamental policy the Trust will not buy or sell a Future or an option on a Future if thereafter more than 10% of its net assets would be in initial or variation margin on such Futures and options on them, and in premiums on such options. The Trust will not enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of the Trust's assets. (See the Additional Statement.) Under normal market conditions, the Trust cannot purchase or sell Municipal Bond Index Futures, U.S. Government Securities Futures, or options on Futures if thereafter more than 20% of its total assets would consist of cash, margin deposits on such Futures and margin deposits and premiums on such options, except for temporary defensive purposes, i.e., in anticipation of a decline or possible decline in the value of Arizona Obligations.

     The primary risks associated with the use of Futures and options are: (i) imperfect correlation between the change in the market value of the securities held in the Trust's portfolio and the prices of Futures or options purchased or sold by the Trust;
(ii) incorrect forecasts by the Adviser concerning interest rates which may result in the hedge being ineffective; and (iii) possible lack of a liquid secondary market for a Future or option; the resulting inability to close a Futures or options position could adversely affect the Trust's hedging ability. For a hedge to be completely effective, the price change of the hedging instrument should equal the price change of the security being hedged. The risk of imperfect correlation of these price changes is increased as the composition of the Trust's portfolio is divergent from the debt securities underlying the hedging instrument. To date, the Adviser has had no experience in the use of Futures or options on them.

     The liquidity of a secondary market in a Future may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which restrict the amount of change in the contract price allowed during a single trading day. Thus, once a daily limit is reached, no further trades may be entered into beyond the limit, thereby preventing the liquidation of open positions. Prices have in the past reached the daily limit on a number of consecutive trading days. For further information about Futures and options, see the Additional Statement.

     When and if the Trust determines to use Futures or options, the Prospectus will be supplemented.

Floating and Variable Rate Demand Notes

     Floating and variable rate demand notes are tax-exempt obligations which may have a stated maturity in excess of one year, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. The issuer of such notes normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the note plus accrued interest upon a specified number of days' notice to the noteholders. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand note is adjusted automatically at specified intervals.

Participation Interests

     The Trust may purchase from financial institutions participation interests in Arizona Obligations (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives the Trust an undivided interest in the underlying Arizona Obligations in the proportion that the Trust's participation interest bears to the total amount of the underlying Arizona Obligations. All such participation interests must meet the Trust's credit requirements. (See "Limitation to 10% as to Certain Investments.")

When-Issued and Delayed Delivery Purchases

     The Trust may buy Arizona Obligations on a when-issued or delayed delivery basis when it has the intention of acquiring them. The Arizona Obligations so purchased are subject to market fluctuation and no interest accrues to the Trust until delivery and payment take place; their value at the delivery date may be less than the purchase price. The Trust cannot enter into when-issued commitments exceeding in the aggregate 15% of the market value of the Trust's total assets, less liabilities other than the obligations created by when-issued commitments. If the Trust chooses to dispose of the right to acquire a when-issued obligation prior to its acquisition, it could, as with the disposition of any other portfolio holding, incur a gain or loss due to market fluctuation; any such gain would be a taxable short-term gain. The Trust places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. (See the Additional Statement for further information.)

Limitation to 10% as to Certain Investments

     The Trust cannot purchase Arizona Obligations that are not readily marketable if thereafter more than 10% of its net assets would consist of such investments. However, this 10% limit does not include any Arizona Obligations as to which the Trust can exercise the right to demand payment in full within three days and as to which there is a secondary market. Floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable. (See the Additional Statement.)

Current Policy as to Certain Obligations

     The Trust will not invest more than 25% of its total assets in
(i) Arizona Obligations the interest on which is paid from revenues of similar type projects or (ii) industrial development bonds, unless the Prospectus and/or the Additional Statement are supplemented to reflect the change and to give additional information.

Factors Which May Affect the Value
of the Trust's Investments and Their Yields

     The value of the Arizona Obligations in which the Trust invests will fluctuate depending in large part on changes in prevailing interest rates, and may be subject to other market, credit and economic factors as well. If the prevailing interest rates go up after the Trust buys Arizona Obligations, the value of these obligations will normally go down; if these rates go down, the value of these obligations will normally go up. Changes in value and yield based on changes in prevailing interest rates may have different effects on short-term Arizona Obligations than on long-term obligations. Long-term obligations (which often have higher yields) may fluctuate in value more than short-term ones. For this reason, the Trust may, to achieve a defensive position, shorten the average maturity of its portfolio.

Risk Factors and Special Considerations
Regarding Investment in Arizona Obligations

     The following is a discussion of the general factors that might influence the ability of Arizona issuers to repay principal and interest when due on the Arizona Obligations contained in the portfolio of the Trust. Such information is derived from sources that are generally available to investors and is believed by the Trust to be accurate, but has not been independently verified and may not be complete.

     The composition of the Arizona economy has changed significantly in recent years. Arizona has shifted from a resource-based economy to one based on high-tech manufacturing, construction and services. The construction sector recently has shown an upturn from the cyclical lows associated with several factors. These factors included a slowing in the rate of growth of population, over-built conditions in most sub-markets and less favorable tax treatments. The problems associated with the phenomenal growth experienced during the 1980's boom, i.e., air quality, transportation and public infrastructure, are being addressed by the Arizona legislature and other public bodies.

     Officials throughout the state have been challenged to manage budgetary strain and set priorities with fewer available resources. Whether municipalities can maintain fiscal stability will become increasingly dependent on growth expectations and municipalities' willingness to reduce spending and manage revenues. The period of double-digit increases in the tax base and population and the tax revenues generated by such growth appears to be over. As such, Arizona municipalities will have to adapt to a changing and more constricted fiscal environment.

     One of the most significant issues facing Arizona municipalities is the ability to provide water. The Central Arizona Project is a three hundred thirty-five mile long water conveyance system designed to take water from the Colorado River and deliver it to the Phoenix and Tucson metropolitan areas, to Indian reservations and to farms for irrigation. The project has been completed to Tucson, but the start of Arizona's obligation to repay the Federal government its $1.8 billion share of the project's costs is still subject to negotiation among the parties. However, demand for the water is currently only one-third of capacity. The price of water could increase substantially for cities to cover the cost of the project. Currently, plans are being discussed to maintain the project's finances and to boost the demand for the water, thus spreading the projects costs to all its intended users.

     In July, 1994, the Supreme Court of Arizona reversed a lower court ruling and held that the State's statutory scheme for financing public education is not in compliance with the State's constitution. The case was remanded to the lower court to determine whether, in a reasonable time, the Arizona legislature has taken action to remedy the financing scheme to bring it into compliance. In 1997, the most recent attempt by the legislature to comply with the ruling was found inadequate by a lower court. The Supreme Court has also ruled that its ruling will be prospective only and that bonded indebtedness incurred under existing statutes as long as they are in effect are valid and enforceable. As of the date of this prospectus, the legislature has not reached agreement on a permanent solution. It is not possible to predict what further court or legislative action will be taken or what effect such action may have on Arizona Obligations in the Trust's portfolio or the supply of new Arizona Obligations in the future.

     In early 1996, a lower court held illegal the practice used by some localities in Arizona pursuant to which so-called "Capital Appreciation Bonds" ("CAB"s) are issued. CABs are zero-coupon bonds that pay no current interest. The ruling affects only one school district but similar obligations have been issued by other localities. The Trust does not own any CABs but does own conventional issues of localities that have issued CABs. The suit challenged the further practice whereby a municipality includes in its bonded indebtedness only the initial principal amount of its CABs. Under this practice, because the entire principal amount of the CABs is not included, the municipality can issue additional conventional bonds without exceeding its legal debt limit. In 1996, the legislature enacted legislation validating all bonds of this type outstanding on March 31, 1996. However, the restrictions in the legislation may have an adverse impact on the overall financial condition of municipalities that have issued CABs and may restrict their ability to issue additional debt. There may be additional court challenges to the legislation.

     Inasmuch as the Arizona Obligations in which the Trust may invest from time to time include general obligation bonds, revenue bonds, industrial development bonds, and special tax assessment bonds, and the sensitivity of each of these types of investments to the general and economic factors discussed above may vary significantly, no assurance can be given as to the effect, if any, that these factors, individually or in the aggregate, may have on any individual Arizona Obligation or on the Trust as a whole.

     Obligations of non-Arizona issuers are subject to general economic and other factors affecting those issuers.

                     INVESTMENT RESTRICTIONS

     The Trust has a number of policies about what it can and cannot do. Certain of these policies, identified in the Prospectus and in the Additional Statement as "fundamental policies," cannot be changed unless the holders of a "majority," as defined in the 1940 Act, of the Trust's outstanding shares vote to change them. (See the Additional Statement for a definition of such a majority.) All other policies can be changed from time to time by the Board of Trustees without shareholder approval. Some of the more important of the Trust's fundamental policies, not otherwise identified in the Prospectus, are set forth below; others are listed in the Additional Statement.

     1. The Trust invests only in certain limited securities.

     The Trust cannot buy any securities other than the Arizona
Obligations meeting the standards stated under "Investment of the Trust's Assets"; the Trust can also purchase and sell Futures and options on them within the limits there discussed.

     2. The Trust has industry investment requirements.

     The Trust cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Trust will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

     3. The Trust cannot make loans.

     The Trust can buy those Arizona Obligations which it is permitted to buy (see "Investment of the Trust's Assets"); this is investing, not making a loan. The Trust cannot lend its portfolio securities.

     4. The Trust can borrow only in limited amounts for special purposes.

     The Trust can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Trust's income. Except in connection with borrowings, the Trust will not issue senior securities. The Trust will not purchase any Arizona Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

                    NET ASSET VALUE PER SHARE

     The net asset value of the shares of each of the Trust's classes of shares and offering price per share of each class is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Trust's net assets (i.e., the value of the assets less liabilities) allocable to each class by the total number of shares of such class then outstanding. Determination of the value of the Trust's assets is subject to the direction and control of the Trust's Board of Trustees. In general, it is based on market value, except that Arizona Obligations maturing in 60 days or less are generally valued at amortized cost; see the Additional Statement for further information.

                   HOW TO INVEST IN THE TRUST

     This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Arizona
Obligations.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

     Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently 0.10 of 1% of such net assets, and a services fee of 0.25 of 1% of such assets. (See "Distribution Plan" and "Shareholder Services Plan.")

     The Trust's other classes of shares, Front-Payment Class
Shares ("Class A Shares") and Level-Payment Class Shares, ("Class
C Shares"), are not offered by this Prospectus. (See "General
Information - Description of the Trust and Its Shares.")

     At the date of the Prospectus, Class Y Shares of the Trust are registered for sale only in Arizona, California, Colorado, District of Columbia, Florida, Hawaii, Idaho, Illinois, Indiana, Minnesota, Missouri, Nevada, New Jersey, New York and Pennsylvania.

     At the date of the Prospectus, Class I Shares of the Trust are registered for sale only in Arizona and New York.

     If you do not reside in one of those states you should not purchase shares of the Trust. If shares are sold outside of those states except to certain institutional investors, the Trust can redeem them. Such a redemption may result in a loss to you and may have tax consequences. In addition, if your state of residence is not Arizona, the dividends from the Trust may not be exempt from income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of the Trust.

How to Purchase Class Y Shares

     Class Y Shares of the Trust may be purchased through any investment broker or dealer (a "selected dealer") which has a sales agreement with Aquila Distributors, Inc. (the "Distributor") or through the Distributor. There are two ways to make an initial investment: (i) order the shares through your investment broker or dealer, if it is a selected dealer; or (ii) mail the Application with payment to the Trust's Shareholder Servicing Agent (the "Agent") at the address on the Application. There is no sales charge on initial or subsequent investments. You are urged to complete an Application and send it to the Agent so that expedited shareholder services can be established at the time of your investment.

     The minimum initial investment for Class Y Shares is $100,000 for fiduciaries and $250,000 for all other eligible purchasers, except that this limitation does not apply to shareholders with accounts open on October 31, 1997, or as otherwise stated in the Prospectus or Additional Statement. Such investment must be drawn in United States dollars on a United States commercial or savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution"). You may make subsequent investments in Class Y Shares in any amount (unless you have an Automatic Withdrawal Plan). Your subsequent investment may be made through a selected dealer or by forwarding payment to the Agent, with the name(s) of account owner(s), the account number and the name of the Trust. With subsequent investments, please send the pre-printed stub attached to the Trust's confirmations.

     Subsequent investments of $50 or more in Class Y Shares can be made by electronic funds transfer from your demand account at a Financial Institution. To use electronic funds transfer for your purchases, your Financial Institution must be a member of the Automated Clearing House and the Agent must have received your completed Application designating this feature, or, after your account has been opened, a Ready Access Features form available from the Distributor or the Agent. A pre-determined amount can be regularly transferred for investment ("Automatic Investment"), or single investments can be made upon receipt by the Agent of telephone instructions from anyone ("Telephone Investment"). The maximum amount of each Telephone Investment is $50,000. Upon 30 days' written notice to shareholders, the Trust may modify or terminate these investment methods at any time or charge a service fee, although no such fee is currently contemplated.

How to Purchase Class I Shares

     Initial and subsequent investments in Class I Shares must be made through financial intermediaries and cannot be made directly. Financial intermediaries may set minimum amounts for initial purchase and subsequent investments in Class I Shares and may charge a fee for effecting a purchase or other transaction on behalf of customers. Financial intermediaries that make Class I Shares of the Trust and other mutual funds available to their customers may offer distinct services, may have their own charges for services and may impose their own minimum requirements for initial and subsequent investments. Customers of financial intermediaries should read the Prospectus in light of the terms of their accounts with financial intermediaries. Financial intermediaries that have entered into specific agreements with the Trust may enter confirmed purchase orders on behalf of clients and customers, with payment to follow not later than the Trust's pricing of Class I Shares on the following business day. If payment is not received by that time the financial intermediary could be held liable for resulting fees or losses.

Offering Price

     The offering price for Class Y Shares is the net asset value per share. The offering price determined on any day applies to all purchase orders received by the Agent from selected dealers that day, except that orders received by it after 4:00 p.m. New York time will receive that day's offering price only if such orders were received by selected dealers from customers prior to such time and transmitted to the Distributor prior to its close of business that day (normally 5:00 p.m. New York time); if not so transmitted, such orders will be filled at the next determined offering price. Selected dealers are required to transmit orders promptly. Investments by mail are made at the offering price next determined after receipt of the purchase order by the Agent. Purchase orders received on other than a business day will be executed on the next succeeding business day. Purchases by Automatic Investment and Telephone Investment will be executed on the first business day occurring on or after the date an order is considered received by the Agent at the price determined on that day. In the case of Automatic Investment your order will be executed on the date you specified for investment at the price determined on that day. If that day is not a business day your order will be executed at the price determined on the next business day. In the case of Telephone Investment your order will be filled at the next determined offering price. If your order is placed after the time for determining the net asset value of the Trust shares for any day, it will be executed at the price determined on the following business day. The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Distributor when the Distributor judges it in the Trust's best interest to do so.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined offering price.

Possible Compensation for Dealers

     The Distributor, at its own expense, may also provide additional compensation to dealers in connection with sales of any class of shares of the Trust. Additional compensation may include payment or partial payment for advertising of the Trust's shares, payment of travel expenses, including lodging, incurred in connection with attendance at sales seminars taken by qualifying registered representatives to locations within or outside of the United States, other prizes or financial assistance to securities dealers in offering their own seminars or conferences. In some instances, such compensation may be made available only to certain dealers whose representatives have sold or are expected to sell significant amounts of such shares. Dealers may not use sales of the Trust's shares to qualify for the incentives to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Trust effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. No such additional compensation to dealers in connection with sales of shares of the Trust will affect the price you pay for shares or the amount that the Trust will receive from such sales. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

     Brokers and dealers may receive different levels of compensation for selling different classes of shares.

Confirmations and Share Certificates

     All purchases of Class Y Shares will be confirmed and credited to you in an account maintained for you at the Agent in full and fractional shares of the Trust (rounded to the nearest 1/1000th of a share). Purchases of Class I Shares will be confirmed by financial intermediaries. No share certificates will be issued for Class Y Shares or Class I Shares.

     The Trust and the Distributor reserve the right to reject any order for the purchase of shares. In addition, the offering of shares may be suspended at any time and resumed at any time thereafter.

Distribution Plan

     The Trust has adopted a Distribution Plan (the "Plan") under Rule 12b-1 (the "Rule") under the 1940 Act. The Rule provides in substance that an investment company may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of its shares except pursuant to a written plan adopted under the Rule. No payments under the Plan from assets represented by Class Y Shares are authorized.

     Under a part of the Plan, the Trust is authorized to make payments with respect to Class I Shares ("Class I Permitted Payments") to Qualified Recipients. Class I Permitted Payments shall be made through the Distributor or shareholder servicing agent as disbursing agent, and may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), at a rate set from time to time by the Board of Trustees (currently 0.10 of 1%) but not more than 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Trust. Such payments shall be made only out of the Trust's assets allocable to the Class I Shares. "Qualified Recipients" means financial intermediaries selected by the Distributor with which the Trust or the Distributor has entered into written agreements to act in such capacity.

     The Plan contains provisions designed to protect against any claim against or involving the Trust that some of the expenses which might be considered to be sales-related which the Trust pays or may pay come within the purview of the Rule. The Trust believes that except for payments made with respect to Class A Shares and Class C Shares it is not financing any such activity and does not consider any payment enumerated in such provisions as so financing any such activity. If and to the extent that any payment as specifically listed in the Plan (see the Additional Statement) is considered to be primarily intended to result in or as indirect financing of any activity which is primarily intended to result in the sale of Trust shares, these payments are authorized under the Plan. In addition, if the Administrator, out of its own funds, makes payment for distribution expenses such payments are authorized. (See the Additional Statement.)

Shareholder Services Plan for Class I Shares

     Under a Shareholder Services Plan, (the "Plan") the Trust is authorized to make payments with respect to Class I Shares ("Service Payments") to Qualified Recipients. Fees paid under the Plan are subject to such limits as may be necessary for Class I Shares to qualify as a "no-load" class for purposes of the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"). The current limitation is as follows: fees paid under the Plan that satisfy the definition of "service fees" in Rule 2830(d) of the Conduct Rules of the National Association of Securities Dealers, Inc. may not exceed an amount equal to the difference between (i) 0.25 of 1% of the average annual net assets of the Trust represented by Class I Shares and (ii) the amount paid under the Trust's Distribution Plan with respect to the assets represented by the Class I Shares. That is, the total payments under both plans will be less than 0.25 of 1% of such net assets. Where necessary or appropriate, the Independent Trustees, or such appropriate officer or officers of the Trust as they may designate, shall, with the advice of counsel, determine what fees paid under this Plan are to be deemed "service fees." The Trust's management believes that, in general, fees allocable to activities such as sub-accounting and record-keeping are not "service fees," while fees allocable to activities such as account service are "service fees." In like manner, allocation of payments among activities is also determined by the Independent Trustees or their delegates. Subject to the foregoing, Service Payments may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Trust. Such payments shall be made only out of the Trust's assets represented by the Class I Shares.

     "Qualified Recipients" means broker-dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements to provide personal services to Class I Shares shareholders, maintenance of Class I Shares shareholder accounts and/or pursuant to specific agreements entering of confirmed purchase orders on behalf of customers or clients and which have provided services to holders of Class I Shares and/or maintenance of Class I Shares shareholder accounts.

     The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, (i) activities relating to sub-accounting and record-keeping, including the providing of necessary personnel and facilities to establish and maintain shareholder accounts and records, and (ii) activities relating to account service, such as assisting shareholders in designating and changing dividend options, account designations and addresses; answering customer inquiries regarding account status and history and the manner in which purchases and redemptions of shares of the Trust may be effected; transmitting and receiving funds in connection with customer orders to purchase or redeem shares, including, where appropriate, arranging for the wiring of funds; assisting in processing purchase and redemption transactions; and verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts. A majority of the Independent Trustees (as defined in the Plan) may remove any person as a Qualified Recipient and no fees shall be paid pursuant to the Plan for activities primarily intended to result in the sale of shares of the Trust or to finance sales or sales promotion expenses. No fees shall be paid, or be deemed to have been paid, for any of the listed activities to the extent that such payments are deemed by the Independent Trustees to be intended for distribution. Service Payments shall be paid through the Distributor or shareholder servicing agent as disbursing agent. (See the Additional Statement.)

                  HOW TO REDEEM YOUR INVESTMENT

Redemption of Class Y Shares

     You may redeem all or any part of your Class Y Shares at the net asset value next determined after acceptance of your redemption request at the Agent. Redemptions can be made by the various methods described below. There is no minimum period for any investment in the Trust, except for shares recently purchased by check, Automatic Investment or Telephone Investment as discussed below. There are no redemption fees or penalties on redemption of Class Y Shares. A redemption may result in a transaction taxable to you.

     For your convenience the Trust offers expedited redemption for Class Y Shares to provide you with a high level of liquidity for your investment.

Expedited Redemption Methods

     You have the flexibility of two expedited methods of initiating redemptions of Class Y Shares.

     1. By Telephone. The Agent will accept instructions by telephone from anyone to redeem shares and make payments

     a) to a Financial Institution account you have predesignated or

     b) by check in the amount of $50,000 or less, mailed to you, if your shares are registered in your name at the Trust and the check is sent to your address of record, provided that there has not been a change of your address of record during the 30 days preceding your redemption request. You can make only one request for telephone redemption by check in any 7-day period.

     See "Redemption Payments" below for payment methods. Your name, your account number and your address of record must be supplied.

     To redeem an investment by this method, telephone:

                     800-437-1000 toll free

     Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     2. By FAX or Mail. You may also request redemption payments to a predesignated Financial Institution account by a letter of instruction sent after November 8, 1997 to: PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. Before November 8, 1997 send your letter of instructions to Administrative Data Management Corp.,
Attn: Aquilasm Group of Funds, by FAX at 732-855-5730 or by mail at 581 Main Street, Woodbridge, NJ 07095-1198. The letter must provide account name(s), account number, amount to be redeemed, and any payment directions and be signed by the registered holder(s). Signature guarantees are not required. See "Redemption Payments" below for payment methods.

     If you wish to have redemption proceeds sent directly to a Financial Institution Account you should so elect on the Expedited Redemption section of the Application or the Ready Access Features form and provide the required information concerning your Financial Institution account number. The Financial Institution account must be in the exclusive name(s) of the shareholder(s) as registered with the Trust. You may change the designated Financial Institution account at any time by completing and returning a Ready Access Features form. For protection of your assets, this form requires signature guarantees and possible additional documentation.

Regular Redemption Method

     If you own Class Y Shares and you have not elected Expedited Redemption to a predesignated Financial Institution account, you must use the Regular Redemption Method. Under this redemption method you should send a letter of instruction (after November 8, 1997) to the Trust's Shareholder Servicing Agent: PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809. Before November 8, 1997 send your letter to Administrative Data Management Corp., Attn:
Aquilasm Group of Funds, 581 Main Street, Woodbridge, NJ 07095-1198. The letter must contain:

          Account Name(s);

          Account Number;

          Dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

          Payment instructions (normally redemption proceeds will be mailed to your address as registered with the Trust);

          Signature(s) of the registered shareholder(s); and

          Signature guarantee(s), if required, as indicated below.

     For your redemption request to be in "proper form," the signature or signatures must be the same as in the registration of the account. In a joint account, the signatures of both shareholders are necessary. Signature guarantees may be required if sufficient documentation is not on file with the Agent. Additional documentation may be required where shares are held by certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by other than the shareholder of record. If redemption proceeds of $50,000 or less are payable to the record holder and are to be sent to the record address, no signature guarantee is required, except as noted above. In all other cases, signatures must be guaranteed by a member of a national securities exchange, a U.S. bank or trust company, a state-chartered savings bank, a federally chartered savings and loan association, a foreign bank having a U.S. correspondent bank, a participant in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange, Inc. Medallion Signature Program
(MSP). A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

     You may redeem all or any part of your Class I Shares at the net asset value next determined after acceptance of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot to be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Trust. The Trust does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

Redemption Payments

     Redemption payments with respect to Class Y Shares will ordinarily be mailed to you at your address of record. If you so request and the amount of your redemption proceeds is $1,000 or more, the proceeds will, wherever possible, be wired or transferred through the facilities of the Automated Clearing House to the Financial Institution account specified in the Expedited Redemption section of your Application or Ready Access Features form. The Trust may impose a charge, not exceeding $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. The Trust has no present intention of making this charge. Upon 30 days' written notice to shareholders, the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them. If you use a broker or dealer to arrange for a redemption, it may charge you a fee for this service. Redemption payments for Class I Shares are made to financial intermediaries.

     The Trust will normally make payment for all shares redeemed on the next business day (see "Net Asset Value Per Share") following acceptance of the redemption request made in compliance with one of the redemption methods specified above. Except as set forth below, in no event will payment be made more than seven days after acceptance of such a redemption request. However, the right of redemption may be suspended or the date of payment postponed (i) during periods when the New York Stock Exchange is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the Securities and Exchange Commission by rule or regulation; (ii) during periods in which an emergency, as determined by the Securities and Exchange Commission, exists which causes disposal of, or valuation of the net asset value of, the portfolio securities to be unreasonable or impracticable; or
(iii) for such other periods as the Securities and Exchange Commission may permit. Payment for redemption of Class Y Shares recently purchased by check (irrespective of whether the check is a regular check or a certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment may be delayed up to 15 days or until (i) the purchase check or Automatic Investment or Telephone Investment has been honored or (ii) the Agent has received assurances by telephone or in writing from the Financial Institution on which the purchase check was drawn, or from which the funds for Automatic Investment or Telephone Investment were transferred, satisfactory to the Agent and the Trust, that the purchase check or Automatic Investment or Telephone Investment will be honored. Possible delays in payment of redemption proceeds of Class Y Shares can be eliminated by using wire payments or Federal Reserve drafts to pay for purchases.

     If the Trustees determine that it would be detrimental to the best interests of the remaining shareholders of the Trust to make payment wholly or partly in cash, the Trust may pay the redemption price in whole or in part by the distribution in kind of securities from the portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. (See the Additional Statement for details.)

     The Trust has the right to compel the redemption of Class Y Shares held in any account if the aggregate net asset value of such shares is less than $500 as a result of shareholder redemptions or failure to meet the minimum investment level under an Automatic Purchase Program. If the Board elects to do this shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                    AUTOMATIC WITHDRAWAL PLAN

     If you had a Class Y shareholder account on October 31, 1997, you may establish an Automatic Withdrawal Plan if you own or purchase Class Y Shares of the Trust having a net asset value of at least $5,000. Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the Application included in the Prospectus, the Additional Statement under "Automatic Withdrawal Plan," and "Dividend and Tax Information" below.)

                     MANAGEMENT ARRANGEMENTS

The Board of Trustees

     The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Additional
Statement lists the Trust's Trustees and officers and provides further information about them.

Current Arrangements

     On November 6, 1997, the arrangements described below under "New Arrangements" will be submitted to the shareholders for approval. If approved by the shareholders of the Trust the New Arrangements will be in effect and those described below under "Current Arrangements" will be superseded. If the New Arrangements are not approved by the shareholders, the New Arrangements will not go into effect and the Current Arrangements will remain in effect and the Prospectus will be supplemented to reflect the arrangements that are in effect.

The Advisory Agreement

     Banc One Investment Advisors Corporation (the "Adviser"), supervises the investment program of the Trust and the composition of its portfolio.

     The services of the Adviser are rendered under an Investment Advisory Agreement (the "Advisory Agreement") which provides, subject to the control of the Board of Trustees, for investment supervision and for either keeping the accounting records of the Trust, including the computation of the net asset value per share and the dividends, or, at the Adviser's expense and responsibility, delegating these accounting duties in whole or in part to a company satisfactory to the Trust. The Advisory Agreement states that the Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Adviser's duties under the Advisory Agreement.

     Under the Advisory Agreement, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees, if any, who are affiliated with the Adviser. Under the Advisory Agreement, the Trust bears the cost of preparing and setting in type its prospectuses, statements of additional information, and reports to shareholders and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. Under the Advisory Agreement, all costs and expenses not expressly assumed by the Adviser or by the Administrator under the Administration Agreement or by the Trust's Distributor (principal underwriter) are paid by the Trust. The Advisory Agreement lists examples of such expenses borne by the Trust, the major categories of such expenses being: legal and audit expenses, custodian and transfer agent, or shareholder servicing agent fees and expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Trust and its shares under Federal and State securities laws, interest, taxes and brokerage commissions, and non-recurring expenses, including litigation.

     Under the Advisory Agreement, the Trust pays a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.25 of 1% of such net assets, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual investment advisory fee shall be payable at the annual rate of 0.20 of 1% of such net asset value. Since the Administrator also receives a fee from the Trust under the Administration Agreement and the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the total investment advisory and administration fees which the Trust currently pays are at the annual rate of 0.40 of 1% of such net assets, but for any day on which the Trust does not pay or accrue a fee under the Distribution Plan, these may be as much as 0.50 of 1%; see below. Payments under the Distribution Plan with respect to assets of the Trust began July 1, 1994 and as of that date the Advisory and Administration fees were reduced as described above. The Adviser and the Administrator may, in order to attempt to achieve a competitive yield on the shares of the Trust, each waive all or part of any such fees. In practice, the rate of these fee waivers tends to decline as assets of the Trust increase.

     The Adviser agrees that the above fee shall be reduced, but not below zero, by an amount equal to one-half of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of such assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income.

     The Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Trust. (See the Additional Statement.) Under these provisions, the Adviser is authorized to consider sales of shares of the Trust or of any other investment company or companies having the same investment adviser, sub-adviser, administrator or principal underwriter as the Trust.

     The Trust's Custodian is an affiliate of the Adviser. It is expected that another banking subsidiary of the Adviser's parent, Banc One Corporation will provide a credit facility to the Trust.

The Administration Agreement

     Under an Administration Agreement (the "Administration Agreement"), Aquila Management Corporation as Administrator, at its own expense, provides office space, personnel, facilities and equipment for the performance of its functions thereunder and as is necessary in connection with the maintenance of the headquarters of the Trust and pays all compensation of the Trust's Trustees, officers and employees who are affiliated persons of the Administrator.

     Under the Administration Agreement, subject to the control of the Trust's Board of Trustees, the Administrator provides all administrative services to the Trust other than those relating to its investment portfolio and the maintenance of its accounting books and records. Such administrative services include but are not limited to maintaining books and records (other than accounting books and records) of the Trust, and overseeing all relationships between the Trust and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation of the Trust and for the sale, servicing, or redemption of the Trust's shares. (See the Additional Statement for a further description of functions listed in the Administration Agreement as part of such duties.)

     Under the Administration Agreement, the Trust pays a fee payable monthly and computed on the net asset value of the Trust at the end of each business day at the annual rate of 0.25 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual administration fee will be payable at the annual rate of 0.20 of 1% of such net asset value. The administration fee was so reduced as of July 1, 1994. (See "Advisory Agreement," above.) The Administrator has agreed that the above fee shall be reduced, but not below zero, by an amount equal to one-half of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average annual net assets of the Trust plus 2% of the next $70 million of such assets and 1.5% of such assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income.

New Arrangements

     The new arrangements are designed to change the form of the Trust's investment advisory and administration arrangements to a new structure involving an adviser and a sub-adviser. The proposed arrangements will not result in any change in overall management fees paid by the Trust, nor any change in the parties providing these services. Marketing efforts and positioning of the Trust will remain the same with a strong local niche orientation.

     Under the new arrangements, Aquila Management Corporation ("Aquila"), which currently serves as the Trust's administrator, would in addition become investment adviser under a new agreement (the "Advisory and Administration Agreement") under which it would also continue to provide the Trust with all administrative services. Also, under a proposed agreement (the "Sub-Advisory Agreement") between Aquila and Banc One Investment Advisors Corporation ("BOIAC"), the current investment advisory agreement would be replaced by one under which Aquila would appoint BOIAC as Sub-Adviser to the Trust. Under the Sub-Advisory Agreement, BOIAC would continue to provide the Trust with advisory services of the kind which it currently provides to the Trust. The duties of the administrator, now performed under an administration agreement, would be performed by Aquila under the Advisory and Administration Agreement where it would be referred to as the "Manager." The current administration agreement will no longer be needed and will terminate upon approval of the proposed agreements.

     On November 6, 1997, the arrangements described below under "New Arrangements" will be submitted to the shareholders for approval. If approved by the shareholders of the Trust the New Arrangements will be in effect and those described above under "Current Arrangements" will be superseded. If the New Arrangements are not approved by the shareholders, the New Arrangements will not go into effect and the Current Arrangements will remain in effect and the Prospectus will be supplemented to reflect the arrangements that are in effect.

     The new Investment Advisory and Administration Agreement between the Trust and the Manager has several parts, most of which are substantially identical to corresponding provisions in the Trust's former advisory agreements and administration agreement. The Advisory and Administration Agreement contains provisions relating to investment advice for the Trust and management of its portfolio that are substantially identical to prior advisory agreements, except that the Manager has the power to delegate its advisory functions to a Sub-Adviser, which it will employ at its own expense. It has delegated these duties to Banc One Investment Advisors Corporation (the "Sub-Adviser"). The Advisory and Administration Agreement contains provisions relating to administrative services that are substantially identical to those contained in the Trust's current administration agreement.

Description of the New Investment Advisory and Administration Agreement

     The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall:

     (i) supervise continuously the investment program of the Trust and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Trust;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

     (iv) at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust.

     The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Trust under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

     (ii) oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust's shares;

     (iii) either keep the accounting records of the Trust, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Trust's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust;

     (iv) maintain the Trust's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

     (v) prepare, on behalf of the Trust and at the Trust's expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Trust and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement. (See the Additional Statement.)

     The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

     The Trust bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All other costs and expenses not expressly assumed by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums;
(iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares;
(ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust's shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

     Under the Advisory and Administration Agreement, the Trust will pay to Aquila a fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust), the annual management fee shall be payable at the annual rate of 0.40 of 1% of such net asset value. Under the Sub-Advisory Agreement, Aquila will pay a fee to the Sub-Adviser payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of
0.25 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust), the annual sub-advisory fee shall be payable at the annual rate of 0.20 of 1% of such net asset value.

     Payments under the Trust's Distribution Plan began in 1994. In the opinion of the Trust's management, there is no foreseeable possibility that the current payments under the Distribution Plan will be eliminated.

     The Advisory and Administration Agreement provides that the Sub-Advisory Agreement may provide for its termination by the Manager upon reasonable notice, provided, however, that the Manager agrees not to terminate the Sub-Advisory Agreement except in accordance with such authorization and direction of the Board of Trustees, if any, as may be in effect from time to time.

     The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Trust sixty days' written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. The specific portions of the Advisory Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the Act) of the Advisory Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.25 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust), the annual fee shall be payable at the annual rate of 0.20 of 1% of such net asset value.

The New Sub-Advisory Agreement

     The Manager has delegated investment advisory responsibility to BOIAC (the "Sub-Adviser"), which supervises the investment program of the Trust and the composition of its portfolio.

     The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser (the "Sub-Advisory Agreement") which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, for pricing of the Trust's portfolio at least quarterly using another such source satisfactory to the Trust. The Sub-Advisory Agreement states that the Sub-Adviser shall, at its expense, provide to the Trust all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Sub-Adviser's duties under the Sub-Advisory Agreement.

     The Sub-Advisory Agreement provides that the Manager agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.25 of 1% of such net asset value, provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust (other than a fee allocable by class to certain shares of the Trust), the annual management fee shall be payable at the annual rate of 0.20 of 1% of such net asset value.

     The Sub-Advisory Agreement contains provisions as to the allocation of the portfolio transactions of the Trust; see the Additional Statement. Under these provisions, the Sub-Adviser is authorized to consider sales of shares of the Trust or of any other investment company or companies having the same investment adviser, sub-adviser, administrator or principal underwriter as the Trust.

Information about BOIAC

     The Adviser is a subsidiary of BANC ONE CORPORATION ("Banc One"), based in Columbus, Ohio. As of June 30, 1997 the Adviser had $20 billion under management. Banc One is a multi-bank holding company, incorporated under the laws of the State of Ohio. As of June 30, 1997, Banc One operates with more than 1,500 offices in the states of Arizona, Colorado, Illinois, Indiana, Kentucky, Louisiana, Ohio, Oklahoma, Texas, Utah, West Virginia and Wisconsin. As of that date, Banc One, its affiliated banks and its non-bank subsidiaries had total assets of approximately $140.7 billion.

     Todd Curtis is the officer of the Adviser who manages the Trust's portfolio. He has served as such since the inception of the Trust in March, 1986. Mr. Curtis is Vice President and Fixed Income Fund Manager of Banc One Investment Advisors Corporation and held similar positions with The Valley National Bank of Arizona, NA, the name of the Adviser before it was acquired by Banc One. He is a member of the Adviser's Fixed Income Funds Sub-Committee. He is a graduate of Cornell College, has received an MBA degree from Arizona State University and is a Chartered Financial Analyst.

     For the Trust's fiscal year ended June 30, 1997, fees of $782,451 were payable to each of the Adviser and the Administrator.

Information about the Administrator
and the Distributor

     The Trust's Administrator is founder of and administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money market funds and two equity funds. As of June 30, 1997, these funds had aggregate assets of approximately $2.8 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Administrator, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann (directly, through a trust and through share ownership by his wife). (See the Additional Statement for information on Mr. Herrmann.)

     The Distributor currently handles the distribution of the shares of fourteen funds (seven tax-free municipal bond funds, five money market funds and two equity funds) including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     At the date of this Prospectus, there is a proposed transaction whereby all of the shares of the Distributor, which are currently owned 75% by Mr. Herrmann and 25% by Diana P. Herrmann, will be owned by certain directors and/or officers of the Administrator and/or the Distributor, including Mr. Herrmann and Ms. Herrmann.

                  DIVIDEND AND TAX INFORMATION

Dividends and Distributions

     The Trust will declare all of its net income, as defined below, as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration, including accretion of any original issue discount, less expenses paid or accrued. As such net income will vary, the Trust's dividends will also vary. Dividends and other distributions paid by the Trust with respect to each class of its shares are calculated at the same time and in the same manner. In addition, the dividends of each class can vary because each class will bear certain class-specific charges.

     It is the Trust's present policy to pay dividends so that they will be received or credited by approximately the first day of each month. Holders of Class Y Shares may elect to have dividends deposited without charge by electronic funds transfers into an account at a Financial Institution which is a member of the Automated Clearing House by completing a Ready Access Features form. All arrangements for the payment of dividends with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

     Redeemed shares continue to earn dividends through and including the earlier of (i) the day before the day on which the redemption proceeds are mailed, wired or transferred by the facilities of the Automated Clearing House by the Agent or paid by the Agent to a selected dealer; or (ii) the third day on which the New York Stock Exchange is open after the day on which the net asset value of the redeemed shares has been determined. (See "How To Redeem Your Investment.")

     Net investment income includes amounts of income from the Arizona Obligations in the Trust's portfolio which are allocated as "exempt-interest dividends." "Exempt-interest dividends" are exempt from regular Federal income tax. The allocation of "exempt-interest dividends" will be made by the use of one designated percentage applied uniformly to all income dividends declared during the Trust's tax year. Such designation will normally be made in the first month after the end of each of the Trust's fiscal years as to income dividends paid in the prior year. It is possible that in certain circumstances, a small portion of the dividends paid by the Trust will be subject to income taxes. During the Trust's fiscal year ended June 30, 1997, 97.10% of the Trust's dividends were "exempt-interest dividends." For the calendar year 1996, 2.97% of the total dividends paid were taxable. (These amounts relate to dividends on Class A Shares; no or only a nominal amount of Class
Y Shares were outstanding during those periods.) The percentage of income designated as tax-exempt for any particular dividend may be different from the percentage of the Trust's income that was tax-exempt during the period covered by the dividend.

     Distributions ("short-term gains distributions") from net realized short-term gains, if any, and distributions ("long-term gains distributions"), if any, from the excess of net long-term capital gains over net short-term capital losses realized through October 31st of each year and not previously paid out will be paid out after that date; the Trust may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income which is distributed regardless of gains or losses. The Trust may be required to impose backup withholding at a rate of 31% upon payment of redemptions to Class Y shareholders, and from short- and long-term gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends," if Class Y shareholders do not comply with provisions of the law relating to the furnishing of taxpayer identification numbers and reporting of dividends.

     Unless you request otherwise by letter addressed to the Agent or by filing an appropriate Application prior to a given ex-dividend date, dividends and distributions with respect to Class Y Shares will be automatically reinvested in full and fractional Class Y Shares of the Trust of the same class at net asset value on the record date for the dividend or distribution or other date fixed by the Board of Trustees. An election to receive cash will continue in effect until written notification of a change is received by the Agent. All Class Y shareholders, whether their dividends are received in cash or are being reinvested, will receive a monthly account summary indicating the current status of their investment. There is no fixed dividend rate. Corporate shareholders of the Trust are not entitled to any deduction for dividends received from the Trust.

Tax Information

     The Trust qualified during its last fiscal year as a "regulated investment company" under the Code, and intends to continue to so qualify. If it does so qualify, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible although not likely that the Trust might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.

     The Trust intends to qualify during each fiscal year under the Code to pay exempt-interest dividends to its shareholders. Exempt-interest dividends which are derived from net income earned by the Trust on Arizona Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in exempt-interest dividends. Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year.

     The Code requires that either gains realized by the Trust on the sale of municipal obligations acquired after April 30, 1993 at a price which is less than face or redemption value be included as ordinary income to the extent such gains do not exceed such discount or that the discount be amortized and included ratably in taxable income. There is an exception to the foregoing treatment if the amount of the discount is less than 0.25% of face or redemption value multiplied by the number of years from acquisition to maturity. The Trust will report such ordinary income in the years of sale or redemption rather than amortize the discount and report it ratably. To the extent the resultant ordinary taxable income is distributed to shareholders, it will be taxable to them as ordinary income.

     Capital gains dividends (net long-term gains over net short-term losses which the Trust distributes and so designates) are reportable by shareholders as gain from the sale or exchange of a capital asset held for more than one year. This is the case whether the shareholder takes the distribution in cash or elects to have the distribution reinvested in Trust shares and regardless of the length of time the shareholder has held his or her shares.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Trust are not distributed but carried forward by the Trust to offset gains in later years and thereby lessen the later-year capital gains dividends and amounts taxed to shareholders.

     The Trust's gains or losses on sales of Arizona Obligations will be long-term or short-term depending upon the length of time the Trust has held such obligations. Capital gains and losses of the Trust will also include gains and losses on Futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized. Those deemed to be realized are on Futures and options held by the Trust at year-end, which are "marked to the market," that is, deemed sold for fair market value. Net gains or losses realized and deemed realized on Futures and options will be reportable by the Trust as long-term to the extent of 60% of the gains or losses and short-term to the extent of 40% regardless of the actual holding period of such investments.

     Information as to the tax status of the Trust's dividends and distributions will be mailed to shareholders annually.

     Under the Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Trust may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Trust may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares. The receipt of exempt-interest dividends from the Trust by an individual shareholder may result in some portion of any social security payments or railroad retirement benefits received by the shareholder or the shareholder's spouse being included in taxable income.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares.

     While interest from all Arizona Obligations is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax. Whether or not that computation will result in a tax will depend on the entire content of the taxpayer's return. The Trust will not invest in the types of Arizona Obligations which would give rise to interest that would be subject to alternative minimum taxation if more than 20% of its net assets would be so invested, and may refrain from investing in that type of bond completely. The 20% limit is a fundamental policy of the Trust.

     Corporate shareholders must add to or subtract from alternative minimum taxable income, as calculated before taking into consideration this adjustment, 75% of the difference between what is called adjusted current earnings (essentially current earnings and profits) and alternative minimum taxable income, as previously calculated. Since tax-exempt bond interest is included in earnings and profits and therefore in adjusted current earnings, this adjustment will tend to make it more likely that corporate shareholders will be subject to the alternative minimum tax.

Tax Effects of Redemptions

     Normally, when you redeem shares of the Trust you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. Your gain or loss will be long-term if you held the redeemed shares for over 18 months, mid-term if you held the redeemed shares for over one year but not more than 18 months and short-term, if for a year or less. Long term capital gains are currently taxed at a maximum rate of 20%, mid-term capital gains are currently taxed at a maximum rate of 28%, and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Arizona Tax Information

     In the opinion of special Arizona counsel for the Trust, under existing law, shareholders of the Trust will not be subject to Arizona income tax on exempt-interest dividends received from the Trust to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Arizona and its political subdivisions ("Local Obligations") or on obligations issued by the Territories of Guam, Northern Mariana Islands, Puerto Rico and the Virgin Islands ("Territorial Obligations"). Other distributions from the Trust, including those related to long-term and short-term capital gains, will be subject to Arizona income tax.

     In the event that interest paid on any Local Obligation is determined to be includable in federal gross income, the Trust has been advised by special Arizona counsel that, in its opinion, exempt-interest dividends received by the shareholders of the Trust attributable to interest on Local Obligations will, nevertheless, not be subject to Arizona income taxes.

     Although interest on Territorial Obligations is included in Arizona gross income by Arizona law, applicable federal laws specifically exempt such income from state and local taxation. The Trust has been advised by special Arizona counsel that, in its opinion, the applicable federal laws will preempt any contrary result under Arizona law such that exempt-interest dividends attributable to interest paid on Territorial Obligations will be exempt from Arizona income taxes.

     Arizona law does not permit a deduction for interest paid or accrued on indebtedness incurred or continued to purchase or carry obligations, the interest on which is exempt from Arizona income tax.

     Shareholders of the Trust should consult their tax advisers about other state and local tax consequences of their investment in the Trust.

                       EXCHANGE PRIVILEGE

     There is an exchange privilege as set forth below among this Trust and certain tax-free municipal bond funds and equity funds (the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Administrator and Distributor as the Trust. All exchanges are subject to certain conditions described below. As of the date of the Prospectus, the Aquila-sponsored Bond or Equity Funds are this Trust, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund. At the date of this Prospectus, the Aquila-sponsored Money-Market Funds are Capital Cash Management Trust, Pacific Capital Cash Assets Trust (Original Shares), Pacific Capital Tax-Free Cash Assets Trust (Original Shares), Pacific Capital U.S. Treasuries Cash Assets Trust (Original Shares) and Churchill Cash Reserves Trust.

     Class Y Shares of the Trust may be exchanged only for Class Y Shares of the Bond or Equity Funds or for shares of a Money-Market Fund. Similar exchangability is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary.

     Under the Class Y exchange privilege, once Class Y Shares of any Bond or Equity Fund have been purchased, those shares (and any Class Y Shares acquired as a result of reinvestment of dividends and/or distributions) may be exchanged any number of times between Money-Market Funds and Class Y Shares of the Bond or Equity Funds without the payment of any sales charge, provided that the applicable minimum investment requirements for purchase of Class Y Shares are met. (See "How to Purchase Class Y Shares.")

     The "Class Y Eligible Shares" of any Bond or Equity Fund are those shares which were (a) acquired by direct purchase including by exchange by an institutional investor from a Money-Market Fund, or which were received in exchange for Class Y Shares of another Bond or Equity Fund; or (b) acquired as a result of reinvestment of dividends and/or distributions on otherwise Class Y Eligible Shares. Shares of a Money-Market Fund not acquired in exchange for Class Y Eligible Shares of a Bond or Equity Fund can be exchanged for Class Y Shares of a Bond or Equity Fund only by persons eligible to make an initial purchase of Class Y Shares.

     This Trust, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange are at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                     800-437-1000 toll free

     Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges of Class Y Shares will be effected at the relative net asset values of the Class Y Shares being exchanged next determined after receipt by the Agent of your exchange request. Exchanges of Class I Shares will be effected at the relative net asset values of the Class I Shares being exchanged next determined after receipt by the financial intermediary of your exchange request.

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period (see "Tax-Effects of Redemptions" and the Additional Statement); no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Trust (a tax-free money-market Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Treasuries Cash Assets Trust (which invests in U.S. Treasury obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

                       GENERAL INFORMATION

Performance

     Advertisements, sales literature and communications to shareholders may contain various measures of the Trust's performance including current yield, taxable equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate.

     Average annual total return figures, as prescribed by the Securities and Exchange Commission, represent the average annual percentage change in value of a hypothetical $1,000 purchase, at the maximum public offering price (offering price includes any applicable sales charge) for 1- 5- and 10-year periods and for a period since the inception of the Trust, to the extent applicable, through the end of such periods, assuming reinvestment (without sales charge) of all distributions. The Trust may also furnish total return quotations for other periods or based on investments at various applicable sales charge levels or at net asset value. For such purposes total return equals the total of all income and capital gains paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price. (See the Additional Statement.)

     Current yield reflects the income per share earned by each of the Trust's portfolio investments; it is calculated by (i) dividing the Trust's net investment income per share during a recent 30-day period by (ii) the maximum public offering price on the last day of that period and by (iii) annualizing the result. Taxable equivalent yield shows the yield from a taxable investment that would be required to produce an after-tax yield equivalent to that of the Trust, which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of the Trust's yield (calculated as indicated) by one minus a stated income tax rate and by adding the product to the taxable portion (if any) of the Trust's yield. (See the Additional Statement.)

     Current yield and taxable equivalent yield, which are calculated according to a formula prescribed by the Securities and Exchange Commission (see the Additional Statement), are not indicative of the dividends or distributions which were or will be paid to the Trust's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate or taxable equivalent distribution rate which may be quoted to shareholders. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Trust during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Trust's distribution rate (calculated as indicated above). The current distribution rate differs from the current yield computation because it could include distributions to shareholders from sources, if any, other than dividends and interest, such as short-term capital gains or return of capital. If distribution rates are quoted in advertising, they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

     In each case performance figures are based upon past performance, reflect as appropriate all recurring charges against the Trust's income net of fee waivers and reimbursement of expenses, if any, and will assume the payment of the maximum sales charge, if any, on the purchase of shares, but not on reinvestment of income dividends. The investment results of the Trust, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Trust's yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period. The annual report of the Trust contains additional performance information that will be made available upon request and without charge.

Description of the Trust and Its Shares

     The Trust is an open-end, non-diversified management investment company organized in 1985 as a Massachusetts business trust. It commenced operations in June, 1986. (See "Investment of the Trust's Assets" for further information about the Trust's status as "non-diversified"). The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares (subject to rules and regulations of the Securities and Exchange Commission or by exemptive order) or the Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). (See the Additional Statement for further information about possible additional series.) Shares are fully paid and non-assessable, except as set forth under the caption "General Information" in the Additional Statement; the holders of shares have no pre-emptive or conversion rights.

     The other two classes of shares of the Trust are Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares
("Class C Shares"), which are fully described in a separate prospectus that can be obtained by calling the Trust at 800-437-1020.

     The primary distinction among the Trust's classes of shares lies in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All classes represent interests in the same portfolio of Arizona Obligations and have the same rights, except that each class bears the separate expenses, if any, of its Distribution Plan and has exclusive voting rights with respect to its Plan. There are no distribution fees with respect to Class Y Shares.

     The Trust's Distribution Plan has four parts. In addition to the provisions relating to Class I Shares and the defensive provisions described above, Parts I and II of the Plan authorize payments, to certain "Qualified Recipients," out of the Trust assets allocable to the Class A Shares and Class C Shares, respectively. (See the Additional Statement.) The Trust has also adopted a Shareholder Services Plan under which the Trust is authorized to make certain payments out of the Trust assets allocable to the Class C Shares. (See the Additional Statement.)

Voting Rights

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Trust, except that the Trust's Board of Trustees may change the name of the Trust. The Trust may be terminated (i) upon the sale of its assets to another issuer, or (ii) upon liquidation and distribution of the assets of the Trust, in either case if such action is approved by the vote of the holders of a majority of the outstanding shares of the Trust. If not so terminated, the Trust will continue indefinitely.

                   APPLICATION FOR TAX-FREE TRUST OF ARIZONA
                            FOR CLASS Y SHARES ONLY
                PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
       After November 8, 1997: PFPC Inc., ATTN: Aquilasm Group of Funds
                  400 Bellevue Parkway, Wilmington, DE 19809
          Before November 8, 1997: ADM, ATTN: Aquilasm Group of Funds
      581 Main Street, Woodbridge, NJ 07095-1198    Tel.# 1-800-437-1000

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*   Use lines 1&2
___For a Minor   Use line 3
___For Trust, Corporation, Partnership or other Entity   Use line 4

* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniformed Gifts/Transfers to Minors Act.

Please type or print name exactly as account is to be registered 1.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.______________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for __________________________________________________________
                   Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** ___________________________________________
         Name of State       Minor's Social Security Number
4. _____________________________________________________________________
   _____________________________________________________________________
(Name of Corporation or Partnership. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
________________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________
  Street or PO Box                           City
_________________________________        (______)_______________________
  State           Zip                        Daytime Phone Number

Occupation:________________________Employer:____________________________

Employer's Address:_____________________________________________________
                   Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding (See certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

______________________________      ____________________________________
Dealer Name                           Branch Number
______________________________      ____________________________________
Street Address                        Rep. Number/Name
______________________________      (_________)_________________________
  City          State    Zip         Area Code        Telephone


STEP 2 PURCHASES OF SHARES
A. INITIAL INVESTMENT

(Make check payment to TAX-FREE TRUST OF ARIZONA)

__ Initial Investment $______________ (Minimum $1,000 for shareholders with Class Y Shares accounts before October 31, 1997)

(After October 31, 1997:
Minimum $100,000 for fiduciaries and $250,000 for all other eligible purchasers)


B. DISTRIBUTIONS

All income dividends and capital gains distributions are automatically reinvested in additional shares at Net Asset Value unless otherwise indicated below.

Dividends are to be: ___ Reinvested  ___ Paid in cash*

Capital Gains Distributions are to be: ___ Reinvested  ___ Paid in cash*

    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Tax-Free Trust of Arizona Account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Trust toll-free at 1-800-437-1000. To establish this program, please complete Step 4, Sections A & B of this Application.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. AUTOMATIC WITHDRAWAL PLAN

(Available only to shareholders who had Class Y Shares accounts before
 October 31, 1997)
(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, the Trust's Shareholder Servicing Agent (the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning______________
                                   Minimum: $50             Month/Year
         Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial
Institution name, address and your account number.

________________________________________     ___________________________
First Name   Middle Initial   Last Name      Financial Institution Name
_______________________________     ____________________________________
Street                              Financial Institution Street Address
_______________________________     ____________________________________
City              State    Zip      City                  State     Zip

                                    ____________________________________
                                    Financial Institution Account Number


D. TELEPHONE EXCHANGE
(Check appropriate box)
___ Yes ___ No

This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.


E. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The
Financial Institution account must be in the same name(s) as this Trust account is registered.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).

_______________________________   _____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   _____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                 Number
_______________________________   _____________________________________
  Street                            City                State     Zip


STEP 4 Section A
DEPOSITOR'S AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number __________________________________

Name and Address where my/our account is maintained
Name of Financial Institution__________________________________________

Street Address_________________________________________________________

City_______________________________State _________________ Zip ________

Name(s) and Signature(s) of Depositor(s) as they appear where account is registered
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)


                           INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4 Section B
SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Trust and has received and read a current Prospectus of the Trust and agrees to its terms.

- I/We authorize the Trust and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Trust and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Trust account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Trust and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Trust account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Trust, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or
   (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Trust, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*

__________________________     __________________________     _________
Individual (or Custodian)      Joint Registrant, if any          Date
__________________________     __________________________     _________
Corporate Officer, Partner,    Title                             Date
Trustee, etc.

* For Trust, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Trust's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Trust or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Trust reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access features form which may be obtained from Aquila Distributors at 1-800-437-1020 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Trust's Agent.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Trust purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Trust. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Trust at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Trust) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Trust's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Trust. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Trust, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Trust, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made.
   Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

INVESTMENT ADVISER
Banc One Investment Advisors Corporation
Bank One Center
241 North Central Avenue
Phoenix, Arizona 85004

ADMINISTRATOR AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Philip E. Albrecht
Arthur K. Carlson
Thomas W. Courtney
William L. Ensign
Diana P. Herrmann
John C. Lucking
Anne J. Mills

OFFICERS
Lacy B. Herrmann, President
William C. Wallace, Senior Vice President
Susan A. Cook, Vice President
Kristian P. Kjolberg, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
After November 8, 1997:
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

Before November 8, 1997:
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

TABLE OF CONTENTS
Highlights
Table of Expenses
Financial Highlights
Introduction
Investment Of The Trust's Assets
Investment Restrictions
Net Asset Value Per Share
How To Invest In The Trust
How To Redeem Your Investment
Automatic Withdrawal Plan
Management Arrangements
Dividend And Tax Information
Exchange Privilege
General Information
Application

LOGO

TAX-FREE TRUST OF
ARIZONA

A TAX-FREE
INCOME INVESTMENT

PROSPECTUS

ONE OF THE
AQUILASM GROUP OF FUNDS

                    Tax-Free Trust of Arizona

                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
                          800-437-1020
                          212-697-6666

                           STATEMENT
                    OF ADDITIONAL INFORMATION

                                        October 31, 1997

     This Statement of Additional Information (the "Additional Statement") is not a Prospectus. There are two Prospectuses for the Trust dated October 31, 1997: one Prospectus describes Front-Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Trust and the other describes Institutional Class ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Trust. References in the Additional Statement to "the Prospectus" refer to either of these Prospectuses. The Additional Statement should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Trust's Shareholder Servicing Agent, (after November 8, 1997) PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809 or by calling the following number:

                     800-437-1000 toll free

or from Aquila Distributors, Inc., the Trust's Distributor, by writing to 380 Madison Avenue, Suite 2300, New York, New York
10017; or by calling: 800-437-1020 toll free or 212-986-8826.

     The Annual Report of the Trust for the fiscal year ended June 30, 1997, will be delivered with the Additional Statement.

                        TABLE OF CONTENTS


Investment of the Trust's Assets . . . . . . . . . . . . . . . .2
Municipal Bonds. . . . . . . . . . . . . . . . . . . . . . . . .7
Performance. . . . . . . . . . . . . . . . . . . . . . . . . . .8
Investment Restrictions. . . . . . . . . . . . . . . . . . . . 13
Distribution Plan. . . . . . . . . . . . . . . . . . . . . . . 15
Shareholder Services Plan. . . . . . . . . . . . . . . . . . . 23
Limitation of Redemptions in Kind. . . . . . . . . . . . . . . 26
Trustees and Officers. . . . . . . . . . . . . . . . . . . . . 26
Additional Information as to Management Arrangements . . . . . 31
Computation of Net Asset Value . . . . . . . . . . . . . . . . 38
Automatic Withdrawal Plan. . . . . . . . . . . . . . . . . . . 40
Additional Tax Information . . . . . . . . . . . . . . . . . . 40
Conversion of Class C Shares . . . . . . . . . . . . . . . . . 41
General Information. . . . . . . . . . . . . . . . . . . . . . 41
Appendix A . . . . . . . . . . . . . . . . . . . . . . . . . . 44

                INVESTMENT OF THE TRUST'S ASSETS

     The investment objective and policies of the Trust are described in the Prospectus, which refers to the matters described below. See the Prospectus for the definition of "Arizona
Obligations."

Ratings

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield. See Appendix A to this Additional Statement for further information about the ratings of Moody's and S&P as to the various rated Arizona Obligations which the Trust may purchase.

     The table below gives information as to the percentage of Trust net assets invested, as of June 30, 1997, in Arizona
Obligations in the various rating categories.

          Highest rating (1) . . . . . . . . . . . . . . .  49.9%
          Second highest rating (2). . . . . . . . . . . .  30.8%
          Third highest rating (3) . . . . . . . . . . . .  12.7%
          Fourth highest rating and below (4). . . . . . . . 3.2%
          Unrated Obligations. . . . . . . . . . . . . . .   3.4%
                                                           100.0%

(1) Aaa of Moody's or AAA of S&P.
(2) Aa of Moody's or AA of S&P.
(3) A of Moody's or A of S&P.
(4) Baa of Moody's or BBB of S&P.

When-Issued and Delayed Delivery Obligations

     The Trust may buy Arizona Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Arizona Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Arizona Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Arizona Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Arizona Obligations. The Trust places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account with the Custodian, which is marked to market every business day. On delivery dates for such transactions, the Trust will meet its commitments by selling the Arizona Obligations held in the separate account and/or from cash flow.

Determination of the Marketability of Certain Securities

     In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

     Although it does not currently do so, the Trust is permitted to buy and sell futures contracts relating to municipal bond indices ("Municipal Bond Index Futures") and to U.S. Government securities ("U.S. Government Securities Futures," together referred to as "Futures"), and exchange-traded options based on Futures as a possible means to protect the asset value of the Trust during periods of changing interest rates, although in fact the Trust may never do so. The following discussion is intended to explain briefly the workings of Futures and options on them which would be applicable if the Trust were to use them.

     Unlike when the Trust purchases or sells an Arizona Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant ("broker") an amount of cash or Arizona Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust's position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a Futures position.

     Municipal Bond Index Futures currently are based on a long-term municipal bond index developed by the Chicago Board of Trade ("CBT") and The Bond Buyer (the "Municipal Bond Index"). Financial futures contracts based on the Municipal Bond Index began trading on June 11, 1985. The Municipal Bond Index is comprised of 40 tax-exempt municipal revenue and general obligation bonds. Each bond included in the Municipal Bond Index must be rated A or higher by Moody's or S&P and must have a remaining maturity of 19 years or more. Twice a month new issues satisfying the eligibility requirements are added to, and an equal number of old issues are deleted from, the Municipal Bond Index. The value of the Municipal Bond Index is computed daily according to a formula based on the price of each bond in the Municipal Bond Index, as evaluated by six dealer-to-dealer brokers.

     The Municipal Bond Index Futures contract is traded only on the CBT. Like other contract markets, the CBT assures performance under futures contracts through a clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

     There are at present U.S. Government financial futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Bond Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

     Call Options on Futures Contracts. The Trust may also purchase and sell exchange related call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the Futures contract or underlying debt securities. Like the purchase of a Futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.

     The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust's portfolio holdings.

     Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust's portfolio against the risk of rising interest rates.

     The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

     The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

     One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Trust's Arizona Obligations is that the Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

     Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Arizona Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust's portfolio diverges from the municipal bonds included in the applicable index or from the security underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Arizona Obligations being hedged. If the price of the Future or option moves less than the price of the Arizona Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Arizona Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Arizona Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option moved more than the price of the Arizona Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Arizona Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Arizona Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Arizona Obligations being hedged if the historical volatility of the prices of the Arizona Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Arizona Obligations held in the Trust's portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.

     Where Futures or options are purchased to hedge against a possible increase in the price of Arizona Obligations before the Trust is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Trust then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Arizona Obligations which it had anticipated purchasing.

     The particular municipal bonds comprising the index underlying Municipal Bond Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust's investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Bond Index may be subject to change over time, as additions to and deletions from the Municipal Bond Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of Municipal Bonds held by the Trust may be greater.

     Trading in Municipal Bond Index Futures may be less liquid than that in other Futures. The trading of Futures and options also is subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements, which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

     The Trust will, due to requirements under the Investment Company Act of 1940 (the "1940 Act"), deposit in a segregated account with its custodian bank Arizona Obligations maturing in one year or less or cash, in an amount equal to the fluctuating market value of long Futures or options it has purchased, less any margin deposited on long positions.

     The Trust must operate as to its long and short positions in Futures in conformity with a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA") to be eligible for the exclusion provided by the CFTC Rule as a "commodity pool operator" (as defined under the CEA). Under these restrictions the Trust will not, as to any positions, whether long, short or a combination thereof, enter into Futures or options for which the aggregate initial margins and premiums paid for options exceed 5% of the fair market value of its assets. Under the restrictions, the Trust also must, as to its short positions, use Futures and options solely for bona-fide hedging purposes within the meaning and intent of the applicable provisions under the CEA. As to the Trust's long positions which are used as part of its portfolio strategy and are incidental to its activities in the underlying cash market, the "underlying commodity value" (see below) of its Futures must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin; (ii) cash proceeds from existing investments due in 30 days and (iii) accrued profits held at the futures commission merchant. (There is described above the segregated account which the Trust must maintain with its custodian bank as to its Futures and options activities due to requirements other than those of the CFTC Rule; the Trust will, as to long positions, be required to abide by the more restrictive of this other requirement or the above requirements of the CFTC Rule.) The "underlying commodity value" of a Future or option is computed by multiplying the size of the Future by the daily settlement price of the Future or option.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Trust will be affected by a number of factors (see below), the Trust is unable to predict what rate the Trust will have in any particular period or periods, although the rate is not expected to exceed 100%. The factors which may affect the rate include (i) assuming or moving away from a defensive position; a defensive position could be assumed by shortening the average maturity of the portfolio; (ii) the possible necessary sales of Arizona Obligations to meet redemptions; and
(iii) the possibility of purchasing or selling Arizona Obligations without regard to the length of time these obligations have been held to attempt to take advantage of short-term differentials in yields on these obligations with the objective of seeking exempt-interest income while conserving capital. Short-term trading increases portfolio turnover and transaction costs. However, the rate could be substantially higher or lower in any particular period.

                         MUNICIPAL BONDS

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and rating of the issue.

     Since the Trust may invest in industrial development bonds or private activity bonds, the Trust may not be an appropriate investment for entities which are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) own directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of [a] facility" financed from the proceeds of industrial development or private activity bonds.

     As indicated in the Prospectus, there are certain Arizona Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Trust may purchase these obligations, it may, on the other hand, refrain from purchasing particular Arizona Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Trust will not purchase obligations of Arizona issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations which are available to the Trust.

     As stated in the Prospectus, floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) are considered illiquid unless determined by the Board of Trustees to be readily marketable. In determining marketability of any such securities, the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

                           PERFORMANCE

     As noted in the Prospectus, the Trust may from time to time quote various performance figures to illustrate its past performance.

     Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Trust be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Trust are based on these standardized methods and are computed separately for each of the Trust's three classes of shares. Prior to April 1, 1996, the Trust had outstanding only one class of shares which are currently designated "Class A Shares." On that date the Trust began to offer shares of two other classes, Class C Shares and Class Y Shares. During most of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding and the information below relates solely to Class A Shares unless otherwise indicated. Class I Shares were first offered on October 31, 1997 and none were outstanding during the periods indicated. Each of these and other methods that may be used by the Trust are described in the following material.

Total Return

     Average annual total return is determined by finding the average annual compounded rates of return over 1-, 5- and 10-year periods and a period since the inception of the Trust (on March 13, 1986) that would equate an initial hypothetical $1,000 investment in shares of each of the Trust's three classes to the value such an investment would have if it were completely redeemed at the end of each such period.

     In the case of Class A Shares, the calculation assumes the maximum sales charge is deducted from the hypothetical initial $1,000 purchase. In the case of Class C Shares, the calculation assumes the applicable Contingent Deferred Sales Charge ("CDSC") imposed on a redemption of Class C Shares held for the period is deducted.

     In the case of Class Y Shares, the calculation assumes that no sales charge is deducted and no CDSC is imposed. For all three classes, it is assumed that on each reinvestment date during each such period any capital gains are reinvested at net asset value, and all income dividends are reinvested at net asset value, without sales charge (because the Trust does not impose any sales charge on reinvestment of dividends for any class). The computation further assumes that the entire hypothetical account was completely redeemed at the end of each such period.

     Investors should note that the maximum sales charge (4%) reflected in the following quotations for Class A Shares is a one time charge, paid at the time of initial investment. The greatest impact of this charge is during the early stages of an investment in the Trust. Actual performance will be affected less by this one time charge the longer an investment remains in the Trust.


Average Annual Compounded Rates of Return:



                Class A Shares   Class C Shares   Class Y Shares

One Year           3.09%            5.59%              9.10%

Five Years         5.42%            N/A                N/A

Ten Years          7.22%            N/A                N/A

Since
inception on
March 13,
1986               7.11%            5.95%(1)           8.02%(1)


(1) Period from April 1, 1996 (inception of the class) through June 30, 1997.




     These figures were calculated according to the following SEC formula:

                                  n
                              P(1+T)  = ERV
where:

     P    =    a hypothetical initial payment of $1,000

     T    =    average annual total return

     n    =    number of years

     ERV  =    ending redeemable value of a hypothetical $1,000
               payment made at the beginning of the 1- and 5-year period or the period since inception, at the end of each such period.

Total Return

     As discussed in the Prospectus, the Trust may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the Trust's average annual compounded rate, except that such quotations will be based on the Trust's actual return for a specified period as opposed to its average return over the periods described above.



             Class A Shares        Class C Shares      Class Y Shares

One Year         3.09%                5.59%            9.10%

Five Years       30.27%               N/A              N/A

Ten Years        100.76%              N/A              N/A

Since
inception on
March 13,
1986             117.44%              7.47%(1)         10.09%(1)

(1) Period from April 1, 1996 (inception of the class) through June 30, 1997.




In general, actual total rate of return will be lower than average annual rate of return because the average annual rate of return reflects the effect of compounding. See discussion of the impact of the sales charge on quotations of rates of return, above.

Yield

     Current yield reflects the income per share earned by the Trust's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Trust's three classes during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

     The Trust may also quote a taxable equivalent yield for each of its three classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Trust (computed as indicated above) which is tax-exempt by one minus the highest applicable combined federal and Arizona income tax rate (and adding the result to that portion of the yield of the Trust that is not tax-exempt, if any).

     The Arizona and the combined Arizona and federal income tax rates upon which the Trust's tax equivalent yield quotations are based are 5.60% and 42.24% respectively. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Trust will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Trust, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Trust sales Material.

Yield for the 30-day period ended June 30, 1997 (the date of the Trust's most recent audited financial statements:


          Class A Shares   Class C Shares    Class Y Shares

Yield          4.43%          3.75%               6.65%

Taxable
Equivalent
Yield          7.67%          6.49%               11.52%



     These figures were obtained using the Securities and Exchange Commission formula:

                                            6
                        Yield = 2 [(a-b + 1)  -1]
                                   ----
                                    cd

where:

     a    =    interest earned during the period

     b    =    expenses accrued for the period
               (net of waivers and reimbursements)

     c    =    the average daily number of shares outstanding
               during the period that were entitled to receive dividends

     d    =    the maximum offering price per share on the last
               day of the period.


Current Distribution Rate

     Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Trust's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by (i) dividing the total amount of dividends per share paid by the Trust during a recent 30-day period by (ii) the current maximum offering price and by
(iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Trust's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.

Other Performance Quotations

     With respect to those categories of investors who are permitted to purchase shares of the Trust at net asset value, the Trust may quote a "Current Distribution for Net Asset Value Investments." This rate is computed by (i) dividing the total amount of dividends per share paid by the Trust during a recent 30-day period by (ii) the current net asset value of the Trust and by (iii) annualizing the result. Figures for yield, total return and other measures of performance for Net Asset Value Investments may also be quoted. These will be derived as described above with the substitution of net asset value for public offering price.

     Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used. If distribution rates are quoted in advertising, they will be accompanied by calculations of current yield in accordance with the formula of the Securities and Exchange Commission.

     The Trust may include in advertisements and sales literature, information, examples and statistics that illustrate the effect of taxable versus tax-free compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional shares. The examples used will be for illustrative purposes only and are not representations by the Trust of past or future yield or return.

     From time to time, in reports and promotional literature, the Trust may compare its performance to, or cite the historical performance of, U.S. Treasury bills, notes and bonds, or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Trust's portfolio holdings, such as:

     Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

     Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

     Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

     Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

     Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

     The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

     From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                     INVESTMENT RESTRICTIONS

     The Trust has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940
Act) of the Trust's outstanding shares vote to change them. Under that Act, the vote of the holders of a "majority" of the Trust's outstanding shares means the vote of the holders of the lesser of
(a) 67% or more of the Trust's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Trust's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Trust invests only in certain limited securities.

     The Trust cannot buy any securities other than Arizona Obligations (discussed under "Investment of the Trust's Assets" in the Prospectus), Municipal Bond Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Trust cannot buy any voting securities, any commodities or commodity contracts other than Municipal Bond Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

     The Trust cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Trust or its Adviser individually owning beneficially more than 0.5 of 1% of the securities of that issuer together own in the aggregate more than 5% of such securities.

     The Trust cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Trust does not buy for control.

     The Trust cannot invest for the purpose of exercising control or management of other companies.

3. The Trust does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin; however, the Trust can make margin deposits in connection with the purchase or sale of Municipal Bond Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Trust is not an underwriter.

     The Trust cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

                        DISTRIBUTION PLAN

     The Trust's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

Provisions Relating to Class A Shares (Part I)

     At the date of the Additional Statement, most of the outstanding shares of the Trust would be considered Qualified Holdings of various broker-dealers unaffiliated with the Adviser or the Distributor. The Distributor will consider shares which are not Qualified Holdings of such unrelated broker-dealers to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

     Part I of the Plan applies only to the Front-Payment Class
Shares ("Class A Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Trust's Board of Trustees , the Trust may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Trust represented by the Front-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Front-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part I is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under Section 9 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Distributor, sub-adviser or Administrator paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Trust, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Class
Shares ("Class C Shares") of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Trust's Board of Trustees , the Trust may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part II is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under Section 15 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Distributor, sub-adviser or Administrator paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Trust, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as hereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by
Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.


Provisions relating to Class I Shares (Part III)

     Part III of the Plan applies only to the Financial
Intermediary Class Shares ("Class I Shares") of the Trust
(regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part III of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), at a rate fixed for time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Trust represented by the Class I Shares, but not more than 0.25 of 1% of such assets. Such payments shall be made only out of the Trust's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part III is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under Section 15 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Distributor, sub-adviser or Administrator paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Trust, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Trust's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by
Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust's Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

Payments Under the Plan

     During the fiscal years ended June 30, 1997, 1996 and 1995, $589,361, $584,611, and $554,324, respectively, were paid under the Plan with respect to Class A Shares to Qualified Recipients. Of those amounts, $17,669, $17,199 and $16,689, respectively, were paid to the Distributor. All of such payments were for compensation. During the fiscal year ended June 30, 1997, $14,765 was paid with respect to Class C Shares all of which was retained by the Distributor. All of such payments were for compensation. No payments were made with respect to Class C Shares for the fiscal year ended June 30, 1996; no Class C Shares were outstanding before that time.

Defensive Provisions (Part IV)

     Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan states that while it is in effect, the Trust's Administrator and Distributor shall report at least quarterly to the Trust's Board of Trustees in writing for their review on the following matters: (i) all Permitted Payments made under this Plan, the identity of the Qualified Recipient of each Payment, and the purposes for which the amounts were expended; (ii) all costs of each item of cost specified in the Plan (making estimates of such costs where necessary or desirable) during the preceding calendar or fiscal quarter; and (iii) all fees of the Trust to the distributor, sub-adviser or administrator paid or accrued during such quarter. In addition if any such Qualified Recipient is an affiliate, as that term is defined in the Act, of the Trust, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Plan defines as the Trust's Independent Trustees those Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as thereinafter provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part III shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Trust.

                    SHAREHOLDER SERVICES PLAN

     The Trust has adopted a Shareholder Services Plan (the "Services Plan") to provide for the payment with respect to Class C Shares and Class I Shares of the Trust of "Service Fees" within the meaning of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

     As used in the Part I of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Trust.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. During the fiscal year ended June 30, 1997, $113 was paid under the Part I of the Plan with respect to Class C Shares, all of which was paid to the Distributor.

Provisions for Financial Intermediary Class Shares (Part II)

     As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Administrator" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Trust.

     Subject to the direction and control of the Trust's Board of Trustees, the Trust may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Trust's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While the Services Plan is in effect, the Trust's Distributor shall report at least quarterly to the Trust's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Trust, the Adviser, the Administrator or the Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Trust and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

     The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Trust who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing herein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

                LIMITATION OF REDEMPTIONS IN KIND

     The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                      TRUSTEES AND OFFICERS

     The Trustees and officers of the Trust, their affiliations, if any, with the Administrator or the Distributor, and the principal occupations of such persons during at least the past five years are set forth below. As of the date of the Additional Statement, the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares. Mr. Herrmann is an interested person, as that term is defined in the Investment Company Act of 1940 (the "1940 Act"), of the Trust as an officer of the Trust and as a Director, officer and shareholder of the Trust's Distributor. Ms. Herrmann is an interested person of the Trust as a member of his immediate family. Mr. Carlson and Mr. Lucking are interested persons of the Trust as security holders of the Adviser's parent, BANC ONE CORPORATION. Interested persons are so designated by an asterisk.

Lacy B. Herrmann*, President and Chairman of the Board of
Trustees, 380 Madison Avenue, New York, New York 10017

Founder, President and Chairman of the Board of Aquila Management Corporation since 1984, the sponsoring organization and Administrator and/or Adviser or Sub-Adviser to the following open-end investment companies, and Founder, Chairman of the Board of Trustees, and President of each: Hawaiian Tax-Free Trust since 1984; Tax-Free Trust of Oregon since 1986; Tax-Free Fund of Colorado since 1987; Churchill Tax-Free Fund of Kentucky since 1987; Tax-Free Fund For Utah since 1992; and Narragansett Insured Tax-Free Income Fund since 1992; each of which is a tax-free municipal bond fund, and two equity funds, Aquila Rocky Mountain Equity Fund since 1993 and Aquila Cascadia Equity Fund, since 1996, which, together with this Trust are called the Aquila Bond and Equity Funds; and Pacific Capital Cash Assets Trust since 1984; Churchill Cash Reserves Trust since 1985; Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Pacific Capital Tax-Free Cash Assets Trust since 1988; each of which is a money market fund, and together with Capital Cash Management Trust ("CCMT") are called the Aquila Money-Market Funds; Vice President, Director, Secretary and formerly Treasurer of Aquila Distributors, Inc. since 1981, distributor of the above funds; President and Chairman of the Board of Trustees of CCMT, a money market fund since 1981, and an Officer and Trustee/Director of its predecessors since 1974; Chairman of the Board of Trustees and President of Prime Cash Fund (which is inactive), since 1982 and of Short Term Asset Reserves 1984-1996; President and a Director of STCM Management Company, Inc., sponsor and sub-adviser to CCMT; Chairman, President, and a Director since 1984, of InCap Management Corporation, formerly sub-adviser and administrator of Prime Cash Fund and Short Term Asset Reserves, and Founder and Chairman of several other money market funds; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust, The Saratoga Advantage Trust, and of the Rochester Group of Funds, each of which is an open-end investment company; Trustee of Brown University, 1990-1996 and currently Trustee Emeritus; actively involved for many years in leadership roles with university, school and charitable organizations.

Philip E. Albrecht, C.F.A., Trustee, 1485 Gulf of Mexico Drive,
Longboat Key, Florida, 34228

Retired; Senior Vice President, Investments of National Securities & Research Corporation, 1973-1984; Vice President of Research of Merrill Lynch, Pierce, Fenner & Smith, 1949-1973; past President of The New York Society of Security Analysts; former officer and Director of The Financial Analysts Federation; former officer and Trustee of the Institute of Chartered Financial Analysts; active in a similar capacity with various other professional organizations; Trustee of Tax-Free Fund For Utah since 1992.

Arthur K. Carlson*, Trustee, 8702 North Via La Serena, Paradise
Valley, Arizona 85253

Retired; Advisory Director of the Renaissance Companies (design and construction companies of commercial, industrial and upscale residential properties) since 1996; Senior Vice President and Manager of the Trust Division of The Valley National Bank of Arizona, 1977-1987; Trustee of Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, and Pacific Capital Cash Assets Trust since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Aquila Rocky Mountain Equity Fund since 1993; previously Vice President of Investment Research at Citibank, New York City, and prior to that Vice President and Director of Investment Research of Irving Trust Company, New York City; past President of The New York Society of Security Analysts and currently a member of the Phoenix Society of Financial Analysts; formerly Director of the Financial Analysts Federation; past Chairman of the Board and, currently, Director of Mercy Healthcare of Arizona, Phoenix, Arizona since 1990; Director of Northern Arizona University Foundation since 1990; present or formerly an officer and/or director of various other community and professional organizations.

Thomas W. Courtney, C.F.A., Trustee, P.O. Box 8186, Naples,
Florida 33941

President of Courtney Associates, Inc., a venture capital firm, since 1988; General Partner of Trivest Venture Fund, 1983-1988; President of Federated Investment Counseling Inc., 1975-1982; President of Boston Company Institutional Investors, Inc., 1970-1975; formerly a Director of the Financial Analysts Federation; Trustee of Hawaiian Tax-Free Trust and Pacific Capital Cash Assets Trust since 1984, and of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988; Director or Trustee of OCC Cash Reserves, Inc., Oppenheimer Quest Global Value Fund, Inc., Oppenheimer Quest Value Fund, Inc., and Trustee of Quest For Value Accumulation Trust and of the Rochester Group of Funds, each of which is an open-end investment company.

William L. Ensign, Trustee, 2928 Cortland Place N.W., Washington,
D.C. 20008

Assistant Architect of the United States Capital, Washington, D.C. since 1980; formerly President and Chief Executive Officer of McLeod Ferrara Ensign, a planning, architectural, and interior design firm, in Washington D.C. and Maryland; a Fellow and former member of the Board of Directors of the American Institute of Architects and past President of the Washington-Metropolitan Chapter of the A.I.A.; active in the National Trust for Historic Preservation; designee to the Advisory Council on Historic Preservation; designee to the Zoning Commission of the District of Columbia since 1989; Trustee Tax-Free Fund For Utah since 1991; Trustee of Oxford Cash Management Fund, 1983-1989.

Diana P. Herrmann*, Trustee, 380 Madison Avenue, New York, New
York 10017

Trustee of Tax-Free Trust of Oregon since 1994, of Churchill Tax-Free Fund of Kentucky and Churchill Cash Reserves Trust since 1995, of Aquila Cascadia Equity Fund since 1996 and of Aquila Rocky Mountain Equity Fund and Tax-Free Fund for Utah since 1997; President and Chief Operating Officer of the Administrator since 1997; Senior Vice President and Secretary, formerly Vice President of the Administrator since 1986 and Director since 1984; Senior Vice President or Vice President and formerly Assistant Vice President of the Aquila Money-Market Funds since 1986; Vice President of the Aquila Bond and Equity Funds since 1997; Vice President of InCap Management Corporation since 1986 and Director since 1983; Assistant Vice President of Oxford Cash Management Fund, 1986-1988; Assistant Vice President and formerly Loan Officer of European American Bank, 1981-1986; daughter of the Trust's President; Trustee of the Leopold Schepp Foundation (academic scholarships) since 1995; actively involved in mutual fund and trade associations and in college and other volunteer organizations.

John C. Lucking*, Trustee, 7537 North Central Avenue, Phoenix,
Arizona 85020

Consulting Economist for Econ-Linc since 1995; Consulting Economist of Bank One Arizona (formerly Valley National bank of Arizona) 1994-1996; Chief Economist of that bank, 1987-1994; Municipal bond analyst and Government Securities salesman, 1984-1987; Financial Analyst of Phelps Dodge Corporation (a mining company) 1980-1984; Director of New Mexico and Arizona Land Company since 1993.

Anne J. Mills, Trustee, 7030 East Shooting Star Way, Scottsdale,
Arizona 85262

Vice President for Business Affairs of Ottawa University since 1992; Director of Customer Fulfillment, U.S. Marketing and Services Group, IBM Corporation, 1990-1991; Director of Business Requirements of that Group, 1988-1990; Director of Phase Management of that Group, 1985-1988; Budget Review Officer of the American Baptist Churches/USA since 1994; Director of the American Baptist Foundation since 1985; Trustee of Brown University; Trustee of Churchill Cash Reserves Trust since 1985, of Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado and Capital Cash Management Trust since 1987 and of Tax-Free Fund For Utah since 1994.

William C. Wallace, Senior Vice President, 380 Madison Avenue, New York, New York 10017

Vice President of Capital Cash Management Trust and Pacific Capital Cash Assets Trust since 1984; Senior Vice President of Hawaiian Tax-Free Trust since 1985 and Vice President, 1984-1985; Vice President of Tax-Free Trust of Oregon since 1986, of Churchill Tax-Free Fund of Kentucky and Tax-Free Fund of Colorado since 1987, of Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Treasuries Cash Assets Trust since 1988 and of Narragansett Insured Tax-Free Income Fund since 1992; Secretary and Director of STCM Management Company, Inc. since 1974; President of the Distributor since 1995 and formerly Vice President of the Distributor, 1986-1992; Member of the Panel of Arbitrators, American Arbitration Association, since 1978; Assistant Vice President, American Stock Exchange, Market Development Division, and Director of Marketing, American Gold Coin Exchange, a subsidiary of the American Stock Exchange, 1976-1984.

Susan A. Cook, Vice President, 6220 E. Thomas Road, Scottsdale,
Arizona 85251

Registered Representative of Aquila Distributors, Inc. since 1993; Vice President of Cowen & Company, Members of the New York Stock Exchange, 1988-1991. Institutional Sales and Trading at Robertson, Stephens, & Montgomery Securities in San Francisco, CA, 1981-1986.

Kristian P. Kjolberg, Vice President, 8712 E. Via de Commercio #9, Scottsdale, Arizona 85258

Registered Representative of Aquila Distributors, Inc. since 1995; Financial Adviser and Registered Representative of Sentra
Securities Corporation, 1992-1995; Financial Adviser of Prudential Insurance Company, 1990-1992.

Rose F. Marotta, Chief Financial Officer, 380 Madison Avenue, New
York, New York 10017

Chief Financial Officer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1991 and Treasurer, 1981-1991; formerly Treasurer of the predecessor of CCMT; Treasurer and Director of STCM Management Company, Inc., since 1974; Treasurer of Trinity Liquid Assets Trust, 1982-1986 and of Oxford Cash Management Fund, 1982-1988; Treasurer of InCap Management Corporation since 1982, of the Administrator since 1984 and of the Distributor since 1985.

Richard F. West, Treasurer, 380 Madison Avenue, New York, New  York
10017

Treasurer of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds and of Aquila Distributors, Inc. since 1992; Associate Director of Furman Selz Incorporated, 1991-1992; Vice President of Scudder, Stevens & Clark, Inc. and Treasurer of Scudder Institutional Funds, 1989-1991; Vice President of Lazard Freres Institutional Funds Group, Treasurer of Lazard Freres Group of Investment Companies and HT Insight Funds, Inc., 1986-1988; Vice President of Lehman Management Co., Inc. and Assistant Treasurer of Lehman Money Market Funds, 1981-1985; Controller of Seligman Group of Investment Companies, 1960-1980.

Edward M. W. Hines, Secretary, 551 Fifth Avenue, New York, New
York 10176

Partner of Hollyer Brady Smith Troxell Barrett Rockett Hines &
Mone LLP, attorneys, since 1989 and counsel, 1987-1989; Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1982; Secretary of Trinity Liquid Assets Trust, 1982-1985 and Trustee of that Trust, 1985-1986; Secretary of Oxford Cash Management Fund, 1982-1988.

John M. Herndon, Assistant Secretary, 380 Madison Avenue, New
York, New York 10017

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995 and Vice President of the Aquila Money-Market Funds since 1990; Vice President of the Administrator since 1990;Investment Services Consultant and Bank Services Executive of Wright Investors' Service, a registered investment adviser, 1983-1989; Member of the American Finance Association, the Western Finance Association and the Society of Quantitative Analysts.

Patricia A. Craven, Assistant Secretary & Compliance Officer, 380
Madison Avenue, New York, New York 10017

Assistant Secretary of the Aquila Money-Market Funds and the Aquila Bond and Equity Funds since 1995; Counsel to the Administrator and the Distributor since 1995; formerly a Legal Associate for Oppenheimer Management Corporation, 1993-1995.

Compensation of Trustees

     The Trust does not pay fees to Trustees affiliated with the Administrator or to any of the Trust's officers. During the fiscal year ended June 30, 1997, the Trust paid $88,816 in fees and reimbursement of expenses to its other Trustees. The Trust is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and two equity funds. The following table lists the compensation of all Trustees who received compensation from the Trust and the compensation they received during the Trust's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                   Compensation   Number of
                                   from all       boards on
               Compensation        funds in the   which the
               from the            Aquilasm       Trustee
Name           Trust               Group          now serves
Philip E.
Albrecht       $10,965             $13,236             2

Arthur K.
Carlson        $10,924             $63,323             7

Thomas W.
Courtney       $11,875             $54,340             5

William L.
Ensign          $3,800              $4,500             2

John C.
Lucking        $10,550             $10,500             1

Anne J.
Mills          $10,816             $36,526             6




      ADDITIONAL INFORMATION AS TO MANAGEMENT ARRANGEMENTS

Current Arrangements

     On November 7, 1997, the arrangements described below under "New Arrangements" will be submitted to the shareholders for approval. If approved by the shareholders of the Trust the New Arrangements will be in effect and those described below under "Current Arrangements" will be superseded. If the New Arrangements are not approved by the shareholders, the New Arrangements will not go into effect and the Current Arrangements will remain in effect. In either event, the Additional Statement will be supplemented to reflect the arrangements that are in effect.

     The Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Banc One Investment Advisors Corporation (the "Adviser") contains the provisions described below, in addition to those described in the Prospectus.

     The Advisory Agreement may be terminated by the Adviser at any time without penalty upon giving the Trust sixty days' written notice, and may be terminated by the Trust at any time without penalty upon giving the Adviser sixty days' written notice, provided that such termination by the Trust shall be directed or approved by the vote of a majority of all its Trustees in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of its voting securities at the time outstanding and entitled to vote; it automatically terminates in the event of its assignment (as so defined).

     The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable for any loss sustained by the adoption of any investment policy or the purchase, sale or retention of any security and permits the Adviser to act as investment adviser for any other person, firm or corporation. The Trust agrees to indemnify the Adviser to the full extent permitted under the Trust's Declaration of Trust.

     The Advisory Agreement states that it is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Securities Act of 1933 and the 1940 Act, except for the information supplied in writing by the Adviser specifically for inclusion therein.

     The Advisory Agreement contains the following provisions as to the Trust's portfolio transactions. In connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Adviser shall select such broker-dealers ("dealers") as shall, in the Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient and reliable execution of orders at the most favorable net price. The Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked price. In allocating transactions to dealers, the Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Adviser's overall responsibilities as to the accounts as to which it exercises investment discretion. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust or any other investment company or companies having the Adviser as its investment adviser or having the same Administrator, sub-adviser or principal underwriter as the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services, that such research services may or may not be useful to the Trust and/or other accounts of the Adviser and that research received by such other accounts may or may not be useful to the Trust.

     During the fiscal years ended June 30, 1997, 1996 and 1995, all of the Trust's transactions were principal transactions and no brokerage commissions were paid.

     For the fiscal years ended June 30, 1997, 1996 and 1995, the fees payable to the Adviser under the Advisory Agreement then in effect were $782,451, $777,661 and $739,438.

Additional Information as to the Administration Agreement

     The Administration Agreement (the "Administration Agreement") between Aquila Management Corporation, as Administrator, and the Trust contains the provisions described below in addition to those described in the Prospectus.

     Subject to the control of the Trust's Board of Trustees, the Administrator provides all administrative services to the Trust other than those relating to its investment portfolio. As part of such duties, the Administrator (i) provides office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the Trust's headquarters; (ii) oversees all relationships between the Trust and its transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation, subject to the approval of the Trust's Board of Trustees, of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for effective operation and for the sale, servicing, or redemption of the Trust's shares; (iii) provides to the Adviser and to the Trust statistical and other factual information and advice regarding economic factors and trends, but does not generally furnish advice or make recommendations regarding the purchase or sale of securities; (iv) maintains the Trust's books and records and prepares (or assists counsel and auditors in the preparation of) all required proxy statements, reports to shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversees the Trust's insurance relationships; (v) prepares, on the Trust's behalf and at its expense, such applications and reports as may be necessary to register or maintain the Trust's registration or that of its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time; and (vi) responds to any inquiries or other communications from shareholders and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Trust's shareholder servicing and transfer agent or distributor, oversees such shareholder servicing and transfer agent's or distributor's response thereto. Since the Trust pays its own legal and audit expenses, to the extent that the Trust's counsel and accountants prepare or assist in the preparation of prospectuses, proxy statements and reports to shareholders, the costs of such preparation or assistance are paid by the Trust.

     Under the Administration Agreement, the Administrator is responsible for the payment of certain printing and distribution costs that are not borne by the Distributor, relating to prospectuses, reports and sales literature to other than existing shareholders. See above as to the expenses for which the Administrator is also responsible under the Distribution Plan.

     The Administration Agreement may be terminated at any time without penalty by the Administrator upon sixty days' written notice to the Trust and the Adviser; it may be terminated by the Trust at any time without penalty upon giving the Administrator sixty days' written notice, provided that such termination by the Trust shall be directed or approved by a vote of a majority of the Trustees in office at the time, including a majority of the Trustees who are not interested persons of the Trust. In either case the notice provision may be waived.

     The Administration Agreement provides that the Administrator shall not be liable for any error in judgement or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence of the Administrator in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Administration Agreement. The Trust agrees to indemnify the Administrator to the full extent permitted by the Declaration of Trust.

     For the fiscal years ended June 30, 1997, 1996 and 1995, the fees payable to the Administrator under the Administration
Agreement then in effect were $782,451, $777,661 and $739,438, respectively.

New Arrangements

     On November 6, 1997, the arrangements described below under "New Arrangements" will be submitted to the shareholders for approval. If approved by the shareholders of the Trust the New Arrangements will be in effect and those described above under "Current Arrangements" will be superseded. If the New Arrangements are not approved by the shareholders, the New Arrangements will not go into effect and the Current Arrangements will remain in effect. In either event, the Additional Statement will be supplemented to reflect the arrangements that are in effect.

Additional Information about the Investment Advisory and
Administration Agreement

     The Advisory and Administration Agreement provides that it will become effective on the date of its approval by the shareholders of the Trust and will, unless terminated as thereinafter provided, continue in effect until the April 30 next preceding the first anniversary of the effective date of the Advisory and Administration Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Advisory and Administration Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

Additional Information about the Sub-Advisory Agreement

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Trust as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Trust; and (5) the fundamental policies of the Trust, as reflected in its registration statement under the Act or as amended by the shareholders of the Trust.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Trust the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Trust or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Trust as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of the Agreement. To the extent that the Manager is indemnified under the Trust's Declaration of Trust with respect to the services provided hereunder by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Trust's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Trust to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Trust to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Trust expects that most transactions will be principal transactions at net prices and that the Trust will incur little or no brokerage costs. The Trust understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Trust. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Trust recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Trust and may be used for the benefit of the Sub-Adviser or its other clients.

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Trust as are required by applicable law and regulation, and agrees that all records which it maintains for the Trust on behalf of the Manager shall be the property of the Trust and shall be surrendered promptly to the Trust or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Trust such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Trust, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Trust all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Trust. The Sub-Adviser will also pay all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

     The Sub-Advisory Agreement provides that it will become effective on the day it is approved by the shareholders of the Trust (the "Effective Date") and shall, unless terminated as thereinafter provided, continue in effect until the December 31 next preceding the first anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Trust's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Trust and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Trust sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Trust at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Trust outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Investment Advisory Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.

Glass-Steagall Act and Certain Other Banking Laws

     The Adviser is subject to the Glass-Steagall Act. The Glass-Steagall Act, among other things, prohibits, with certain exceptions, banks and bank holding companies from engaging in the business of issuing, underwriting, selling or distributing securities and from affiliating with companies engaged in those activities. In April 1971, the United States Supreme Court held, in Investment Company Institute v. Camp, that certain provisions of the Glass-Steagall Act applicable to both national and Federal Reserve member banks prohibit any such bank from operating a collective investment fund. The fund which was the subject of litigation was registered as an open-end investment company, and participations in the fund were offered on a continuous basis directly by the bank. Subsequent to that decision, the Board of Governors of the Federal Reserve System amended its Regulation Y to forbid a bank holding company or subsidiary thereof from organizing, sponsoring or controlling a registered open-end investment company continuously engaged in distributing its shares but to permit a non-banking subsidiary of a bank holding company to serve as investment adviser to a registered investment company, subject to a number of terms and conditions. The validity of this amendment to Regulation Y, as it relates to closed-end investment companies, was upheld by the Supreme Court in February, 1981 in Board of Governors v. Investment Company Institute. In addition, the Comptroller of the Currency has taken the position that a national bank having fiduciary powers may act as investment advisor to an open-end investment company. In the view of the Adviser, it is permitted under current Federal banking laws to perform the services for the Trust required by the Advisory Agreement; however, future changes in federal or state statutes and regulations relating to the permissible activities of banks and bank holding companies, including their bank and non-bank subsidiaries, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, might at some future time prevent it from continuing to serve as the investment adviser to the Trust.

     In the event the Adviser is prohibited from acting as the Trust's investment adviser, it is probable that the Trust's
Trustees would recommend to the shareholders the selection of another qualified adviser.

     The Adviser believes that it must comply with the position of the Comptroller of the Currency referred to above and, because not legally applicable to a national bank acting as an investment adviser, need not comply with the provisions of Regulation Y (and the interpretations thereof) of the Board of Governors of the Federal Reserve System that specify the terms on which a non-banking subsidiary of a bank holding company may serve as investment adviser to an open-end investment company.

     Among the restrictions imposed by the Comptroller of the Currency are that the Adviser may not be involved in the promotion or distribution of shares of the Trust and that Trust accounts administered by the Adviser may not purchase shares of the Trust unless lawfully authorized by the instrument creating the relationship or by court order or by local law. Under Arizona law, if the portfolios of that investment company or investment trust consist of investments permitted by the applicable fiduciary instrument, the Adviser in its capacity as a fiduciary, may purchase shares of the Trust. Collective investment funds operated by the Adviser may not purchase shares of the Trust.

                 COMPUTATION OF NET ASSET VALUE

     The net asset value of the shares of each of the Trust's classes of shares is determined as of 4:00 p.m. New York time on each day that the New York Stock Exchange is open by dividing the value of the Trust's net assets allocable to each class by the total number of shares of such class then outstanding. However, Futures and options on them are valued at the last sales price on the principal commodities exchange on which the Future or option is traded or, if there are no sales, at the mean between the bid and asked prices as of the close of that exchange; such close may be later than 4:00 p.m. New York time. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Arizona Obligations, may be obtained from a reputable pricing service or from one or more broker-dealers dealing in Arizona Obligations, either of which may, in turn, obtain quotations from broker-dealers or banks which deal in specific issues. However, since Arizona Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Arizona Obligations in the Trust's portfolio may be priced, with the approval of the Trust's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. In the case of Arizona Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Trust's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Trust employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

     As indicated above, the net asset value per share of the Trust's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, that Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Trust's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Trust. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Trust receives the net asset value per share of all shares sold or issued.

                    AUTOMATIC WITHDRAWAL PLAN

     If you own or purchase Class A Shares or Class Y Shares of the Trust having a net asset value of at least $5,000 you may establish an Automatic Withdrawal Plan under which you will receive a monthly or quarterly check in a stated amount, not less than $50. Stock certificates will not be issued for shares held under an Automatic Withdrawal Plan. All dividends and distributions must be reinvested. Shares will be redeemed on the last business day of the month or quarter as may be necessary to meet withdrawal payments.

     Redemption of shares for withdrawal purposes may reduce or even liquidate your account. The monthly or quarterly payments paid to you may not be considered as a yield or income on investment.

                   ADDITIONAL TAX INFORMATION

     If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and sell or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired. The provision applies to commissions charged after October 3, 1989.

                  CONVERSION OF CLASS C SHARES

     Level-Payment Class Shares ("Class C Shares") of the Trust, which you hold will automatically convert to Front-Payment Class Shares ("Class A Shares") of the Trust based on the relative net asset values per share of the two classes as of the close of business on the first business day of the month in which the sixth anniversary of the your initial purchase of such Class C Shares occurs. For these purposes, the date of your initial purchase shall mean (1) the first business day of the month in which such Class C Shares were issued to you, or (2) for Class C Shares of the Trust you have obtained through an exchange or series of exchanges under the Exchange Privilege (see "Exchange Privilege" in the Prospectus), the first business day of the month in which you made the original purchase of Class C Shares so exchanged. For conversion purposes, Class C Shares purchased through reinvestment of dividends or other distributions paid in respect of Class C Shares will be held in a separate sub-account. Each time any Class C Shares in your regular account (other than those in the sub-account) convert to Class A Shares, a pro-rata portion of the Class C Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that your Class C Shares then converting to Class A Shares bears to the total of your Class C Shares not acquired through reinvestment of dividends and distributions.

     The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue Service ("IRS"), or an opinion of counsel, that: (1) the dividends and other distributions paid on Class A Shares and Class C Shares will not result in "preferential dividends" under the Code; and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class C Shares of the Trust would not be converted and would continue to be subject to the higher ongoing expenses of the Class C Shares beyond six years from the date of purchase. The Trust has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

     If the Trust implements any amendments to its Distribution Plan that would increase materially the costs that may be borne under such Distribution Plan by Class A Shares shareholders, Class C Shares will stop converting into Class A Shares unless a majority of Class C Shares shareholders, voting separately as a class, approve the proposal.

                       GENERAL INFORMATION

Possible Additional Series

     If an additional Series were created by the Board of Trustees, shares of each such Series would be entitled to vote as a Series only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated among the Trust and the additional series in a manner acceptable to the Board of Trustees.

     Under Rule 18f-2 under the 1940 Act, any matter required to be submitted to shareholder vote is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each Series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of accountants. Rule 18f-2 contains special provisions for cases in which an advisory contract is approved by one or more, but not all, Series. A change in investment policy may go into effect as to one or more Series whose holders so approve the change, even though the required vote is not obtained as to the holders of other affected Series.

Indemnification of Shareholders and Trustees

     Under Massachusetts law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Trust is contained in the Declaration of Trust which requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust's property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations. In the event the Trust had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as is the case with the Trust, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

     The Declaration of Trust further indemnifies the Trustees of the Trust out of the property of the Trust and provides that they will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Ownership of the Trust's Shares

     Of the Class C Shares of the Trust outstanding on September 30, 1997, Dean Witter Inc., 5 World Trade Center, New York, NY 10048 held of record 28,481 shares (87.1% of the class). On the basis of information received from the holder, the Trust believes that all of such shares are held for the benefit of clients. Of the Class Y Shares of the Trust outstanding on the same date, Aquila Management Corporation held of record 10.57 shares (100% of the class). The Trust's management is not aware of any other person beneficially owning more than 5% its Class C Shares or Class Y Shares nor of any person beneficially owning more than 5% of its Class A Shares as of such date.

Custodian and Auditors

     The Trust's Custodian, Bank One Trust Company, N.A. is responsible for holding the Trust's assets. The Trust's Custodian is an affiliate of the Adviser.

     The Trust's auditors, KPMG Peat Marwick LLP, perform an annual audit of the Trust's financial statements.

Underwriting Commissions

     During the Trust's fiscal year ended June 30, 1997 the aggregate dollar amount of sales charges on sales of shares of the Trust was $1,066,813 and the amount retained by the Distributor was $77,956.

Financial Statements

     The financial statements of the Trust for the fiscal year ended June 30, 1997, which are contained in the Annual Report for that fiscal year,are hereby incorporated by reference into the Additional Statement. The financial statements as of the end of the Trust's fiscal year have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon is incorporated herein by reference.

                           APPENDIX A

              DESCRIPTION OF MUNICIPAL BOND RATINGS

Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Standard and Poor's ratings for municipal note issues are designated SP in order to help investors distinguish more clearly the credit quality of notes as compared to bonds. Notes bearing the designation SP-1 are deemed very strong or to have strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation. Notes bearing the designation SP-2 are deemed to have a satisfactory capacity to pay principal and interest.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

     MIG1/VMIG1     This designation denotes best quality. There
                    is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2/VMIG2     This designation denotes high quality.
                    Margins of protection are ample although not so large as in the preceding group.

     MIG3/VMIG3     This designation denotes favorable quality.
                    All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG4/VMIG4     This designation denotes adequate quality.
                    Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

INVESTMENT ADVISER
Banc One Investment Advisors Corporation
Bank One Center
241 North Central Avenue
Phoenix, Arizona 85004

ADMINISTRATOR AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Philip E. Albrecht
Arthur K. Carlson
Thomas W. Courtney
William L. Ensign
Diana P. Herrmann
John C. Lucking
Anne J. Mills

OFFICERS
Lacy B. Herrmann, President
William C. Wallace, Senior Vice President
Susan A. Cook, Vice President
Kristian P. Kjolberg, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
After November 8, 1997:
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

Before November 8, 1997:
Administrative Data Management Corp.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176


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